                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

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[   ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-l2

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
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                (Name of Registrant as Specified In Its Charter)

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PROXY STATEMENT

                           APRIL    , 2007

                           IMPORTANT VOTING INFORMATION INSIDE

                           American Century Asset Allocation Portfolios, Inc.

                           American Century Capital Portfolios, Inc.

                           American Century Growth Funds, Inc.

                           American Century Mutual Funds, Inc.

                           American Century Strategic Asset Allocations, Inc.

                           American Century World Mutual Funds, Inc.

                           American Century Variable Portfolios, Inc.

                          AMERICAN CENTURY INVESTMENTS

                                4500 MAIN STREET

                           KANSAS CITY, MISSOURI 64111

                                 APRIL ___, 2007

Dear Shareholder,

     I would like to invite you to an upcoming  special  meeting of shareholders to be held on June 27, 2007 at 10:00 a.m.  Shareholders  of  American  Century's
equity (growth,  value and  international)  and asset allocation funds are being asked to vote on the election of Directors  to the funds'  Boards of  Directors.
Other proposals certain shareholders will be asked to approve include:

o    Holders of Advisor Class shares of certain funds will be asked to approve a change in the Advisor Class fee structure,

o    shareholders  of the Real  Estate Fund will be asked to approve a change to its investment objective, and

o    shareholders  of the  Equity  Index  fund  will be asked to  approve  a new subadvisory agreement between Northern Trust Investments, N.A. and American
     Century Investment Management, Inc.

More detailed information is contained in the enclosed materials.  The Boards of
Directors  of  these  funds,   including  all  of  the  Independent   Directors,
unanimously approved and recommend that you vote FOR the proposals.

     The proposal to change the Advisor  Class fee structure is part of a larger set of  initiatives  designed  to  streamline  American  Century's  mutual  fund offerings  and better align them with  investor  buying  preferences  and market opportunities.  If these additional initiatives apply to your fund, they will be presented  for  your  consideration  and  approval  in a  separate  set of proxy materials.

     Your  vote is  extremely  important,  no  matter  how  large or small  your holdings.  Please review the enclosed materials and vote online, by phone, or by signing and returning your proxy card(s) in the enclosed postage-paid  envelope.
If we do not hear from you after a reasonable  time, you may receive a call from our proxy solicitors,  Automatic Data Processing,  Inc. (ADP),  reminding you to vote.  If you have any questions or need  assistance  in  completing  your proxy card(s), please contact ADP at 1-877-256-6083.

     Thank you for investing with American Century Investments.

Sincerely,

American Century Investments

                             AMERICAN CENTURY FUNDS
               AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY GROWTH FUNDS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read all of the proxy materials, you will find a brief overview of the  proposals  below.  The  overview and  accompanying  Q&A contain limited  information,  should be read in conjunction  with, and are qualified by reference to, the more  detailed  information  contained  elsewhere in the Proxy
Statement.

     o    Shareholders  of all of the  Issuers  listed  above are being asked to approve the election of nine nominated  Directors (the  "Nominees") to the Board of Directors of each Issuer.

     o    Holders of Advisor Class shares are being asked to approve a change in the Advisor Class fee structure of the following funds:

          o    Equity Income,  Large Company Value, Mid Cap Value,  Real Estate,
               Small Cap Value,  and Value,  all portfolios of American  Century
               Capital Portfolios, Inc.;

          o    Legacy Large Cap, Legacy Focused Large Cap, and Legacy Multi Cap,
               all portfolios of American Century Growth Funds, Inc.;

          o    Balanced,  Capital Value, Growth,  Heritage,  Select,  Ultra, and
               Vista, all portfolios of American Century Mutual Funds, Inc.;

          o    Strategic   Allocation:   Conservative,   Strategic   Allocation:
               Moderate, and Strategic Allocation: Aggressive, all portfolios of
               American Century Strategic Asset Allocations, Inc.; and

          o    Emerging  Markets,   Global  Growth,   International   Discovery,
               International   Growth,  Life  Sciences,   and  Technology,   all
               portfolios of American Century World Mutual Funds,  Inc. (each an
               "Advisor Fund" and together the "Advisor Funds").

          o    Shareholders  of Real  Estate  are  being  asked  to  approve  an amendment to the investment objective of Real Estate.

          o    Shareholders  of Equity  Index are being  asked to  approve a new subadvisory  agreement between Northern Trust  Investments,  N.A.
               and the Advisor,  American Century  Investment  Management,  Inc.
               (the "Advisor").

QUESTIONS AND ANSWERS

Q. WHEN WILL THE SPECIAL MEETING BE HELD? WHO CAN VOTE?

A. The special  meeting will be held on Wednesday,  June 27, 2007, at 10:00 a.m.
Central  time at American  Century's  office at 4500 Main  Street,  Kansas City,
Missouri.  Please note, this will be a business  meeting only. No  presentations about the funds are planned. If you owned shares of one of the impacted funds at the close of business on April 13, 2007,  you are entitled to vote,  even if you later sold the shares.  Each  shareholder  is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q. WHO ARE THE NINE NOMINEES?

A. The nine Nominees  include  seven current  members of the Boards of Directors
(the "Boards"), James E. Stowers Jr., Thomas A. Brown, Andrea C. Hall, Donald H.
Pratt, Gale E. Sayers, M. Jeannine Strandjord,  and Timothy Webster; an advisory member to the Boards, James Olson; and the current President and Chief Executive
Officer of American  Century  Companies,  Inc.,  and an  advisory  member to the
Boards, Jonathan S. Thomas.

Q. WHAT IS THE PROPOSED CHANGE TO THE ADVISOR CLASS FEE STRUCTURE?

A. If approved, the change in the Advisor Class fee structure will result in:

     o    A decrease  of 25 basis  points in the Rule  12b-1 fee  charged by the
          Advisor Class of the Advisor Funds, and

     o    A  simultaneous  increase  of 25 basis  points  (0.25%) in the unified management fee for the Advisor Class of the Advisor  Funds,  resulting in no change to the total expense  ratio.  The increase in the unified management  fee and  corresponding  decrease in the Rule 12b-1 fee are
          designed   to   move   the   fee  for   the   provision   of   certain
          shareholder/administrative  services  from the Rule  12b-1  fee to the unified  management fee. This modification will make the fee structure of the Advisor Class shares of the Advisor Funds more  consistent with the other share classes of the American Century Funds.

Q. HOW WILL THE CHANGE TO THE ADVISOR CLASS FEE STRUCTURE  AFFECT MY INVESTMENTS
IN THE FUNDS?

A. If  approved,  neither  your  investment  nor your total  expense  ratio will change.  As stated  above,  if approved the proposal  will result in the Advisor
Class  having a 25 basis  point  increase in its  unified  management  fee and a simultaneous  25 basis  point  decrease in the Rule 12b-1 fee,  resulting  in no change to the Advisor Class's total expense ratio.

Q. WILL THE CHANGE TO THE ADVISOR CLASS FEE STRUCTURE  CAUSE ME TO PAY ANY SALES
CHARGES?

A. No. If approved, a front-end charge (load) will be added to the Advisor Class shares of Equity Income,  Large Company  Value,  Real Estate,  Value,  Heritage,
Select,  Ultra,  Strategic  Allocation:   Conservative,   Strategic  Allocation:
Moderate, Strategic Allocation:  Aggressive, Emerging Markets, Global Growth and
International Growth. However, it will not apply to Advisor Class shares held at the time of the change, or subsequently purchased in the same accounts.

Q. WHAT IS THE PROPOSED AMENDMENT TO THE INVESTMENT OBJECTIVE OF REAL ESTATE?

A. Currently,  the fundamental  investment  objective of Real Estate states that
"The  fund  seeks  long-term  capital   appreciation.   Income  is  a  secondary
objective."  The  Board  of  Directors  has  proposed  to amend  the  investment objective to state that "The fund seeks high total  investment  return through a combination  of capital  appreciation  and  current  income." If  approved,  the amended investment objective will not identify capital appreciation as "primary"
and  income as  "secondary"  objectives  of the  Fund.  Rather,  the  investment objective of the Fund will be to seek both capital  appreciation  and production of income while not emphasizing one over the other.

Q. HOW WILL THE AMENDMENT TO THE  INVESTMENT  OBJECTIVE OF REAL ESTATE AFFECT MY
INVESTMENT IN REAL ESTATE?

A. If the  proposal  is  approved,  Real Estate will  continue  its  subadvisory relationship with J.P. Morgan Investment  Management,  Inc. (the  "Subadvisor").
The Subadvisor does not expect the change in the investment  objective to affect its investment strategy for the day-to-day  management of the Fund or change the risk factors applicable to the Fund.

Q. WHY IS THE BOARD OF DIRECTORS  PROPOSING A NEW SUBADVISORY  AGREEMENT BETWEEN
NORTHERN TRUST INVESTMENTS, N.A. AND THE ADVISOR WITH RESPECT TO EQUITY INDEX?

A. The Board of Directors of Equity Index is proposing a  subadvisory  agreement with  Northern  Trust  Investments,  N.A.  to replace  the  current  subadvisory agreement with Barclay's Global Fund Advisers  ("Barclays").  Barclays  recently informed the Advisor that in light of Barclays' current business model, Barclays is not interested in continuing to provide subadvisory services to Equity Index.

Q. HOW THE BOARDS RECOMMEND THAT I VOTE?

A. The Boards, including all of the Independent Directors, unanimously recommend you vote FOR all of the  proposals.  For a discussion  of the factors the Boards considered in approving these proposals, see the accompanying materials.

Q. MY HOLDINGS IN THE FUNDS ARE SMALL, WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders do not vote their proxies, your fund may not receive  enough votes to go forward with its special  meeting.
This means  additional  costs will be incurred to solicit votes to determine the outcome of the proposals.

Q. WHAT HAPPENS IF ANY ONE OF THE PROPOSALS IS NOT APPROVED BY SHAREHOLDERS?

A. Each  proposal is  separate,  and is not  dependent  upon the approval of any other  proposal.  However,  if a proposal  relating to the change in the Advisor
Class fee structure does not receive shareholder approval with respect to one or more Advisor Class Funds,  then  American  Century may elect not to proceed with the change for any of the Advisor Funds.

Q. WHY ARE MULTIPLE PROXY CARDS ENCLOSED?

A. You will  receive  a proxy  card  for  each of the  funds in which  you are a shareholder.  In  addition,  if you own  shares  of the  same  fund in  multiple accounts  that are titled  differently,  you will  receive a proxy card for each account.

Q. HOW DO I CAST MY VOTE?

A. You may vote online,  by phone,  by mail,  by fax or in person at the special meeting. To vote online,  access the Web site listed on a proxy card. To vote by telephone,  call the toll-free  number listed on a proxy card. To vote online or by  telephone,  you will need the number that appears in the gray box on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy card(s) and fax both sides to the  toll-free  number listed on a proxy card. You also may vote in person at the special meeting on Wednesday,  June 27,
2007.  If you need more  information  or have any  questions on how to cast your vote, call our proxy solicitor at 1-877-256-6083.

YOUR VOTE IS  IMPORTANT.  PLEASE  VOTE  TODAY AND AVOID THE NEED FOR  ADDITIONAL
SOLICITATION EXPENSES.

               AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY GROWTH FUNDS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                4500 Main Street
                           Kansas City, Missouri 64111
                          Telephone No.: 1-877-345-8836

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 April __, 2007

A special meeting (the "Meeting") of the  shareholders of American Century Asset
Allocation Portfolios, Inc., American Century Capital Portfolios, Inc., American
Century  Growth Funds,  Inc.,  American  Century  Mutual Funds,  Inc.,  American
Century Strategic Asset Allocations, Inc., American Century Variable Portfolios,
Inc.,  and American  Century  World Mutual  Funds,  Inc.,  (each an "Issuer" and together the "Issuers") will be held at 10:00 a.m. on June 27, 2007 at 4500 Main
Street, Kansas City, Missouri 64111 to consider the following proposals (each, a
"Proposal"):

1. To elect nine Directors to the Board of Directors of each Issuer;

2. To  approve  a  change  to the fee  structure  of the  Advisor  Class  of the following  American Century funds:  Equity Income,  Large Company Value, Mid Cap
Value,  Real Estate,  Small Cap Value,  and Value,  all  portfolios  of American
Century Capital  Portfolios,  Inc.;  Legacy Focused Large Cap, Legacy Large Cap,
and Legacy Multi Cap, all  portfolios of American  Century  Growth Funds,  Inc.;
Balanced,  Capital  Value,  Growth,  Heritage,  Select,  Ultra,  and Vista,  all
portfolios  of  American  Century  Mutual  Funds,  Inc.;  Strategic  Allocation:
Conservative,   Strategic  Allocation:   Moderate,   and  Strategic  Allocation:
Aggressive,  all portfolios of American  Century  Strategic  Asset  Allocations,
Inc.; Emerging Markets, Global Growth,  International  Discovery,  International
Growth, Life Sciences, and Technology,  all portfolios of American Century World
Mutual Funds, Inc. (each an "Advisor Fund" and together the "Advisor Funds");

3. To approve  an  amendment  to the  investment  objective  of Real  Estate,  a portfolio of American Century Capital Portfolios, Inc.

4. To approve a new subadvisory  agreement  between Northern Trust  Investments,
N.A.  and  American  Century  Investment  Management,  Inc.  pertaining  to  the management of Equity Index, a portfolio of American Century Capital  Portfolios,
Inc.

Shareholders  of  record  as of the  close of  business  on April  13,  2007 are entitled  to  notice  of and to vote at the  Meeting  and  any  adjournments  or postponements thereof.  Shareholders of each of the Issuers will vote separately on Proposal 1. Holders of Advisor Class shares of each of the Advisor Funds will vote separately on Proposal 2. Shareholders of Real Estate will vote on Proposal
3. Shareholders of Equity Index will vote on Proposal 4.

In the event  that a quorum  is not  present  or in the  event  that a quorum is present but sufficient votes in favor of a Proposal have not been received,  the persons named as proxies may propose one or more  adjournments of the Meeting to permit further  solicitation  of proxies as to any Proposal.  Any adjournment of the Meeting for the further  solicitation of proxies for a Proposal will require the  affirmative  vote of a majority of the total  number of shares  entitled to vote on the Proposal that are present in person or by proxy at the Meeting to be adjourned.  The  persons  named as  proxies  will vote  those  proxies  they are entitled to vote in their discretion as to any such  adjournment.  A shareholder vote may be taken on any other Proposal on which there is a quorum prior to such adjournment.  Such vote will be  considered  final  regardless  of  whether  the
Meeting is adjourned to permit additional solicitation with respect to any other
Proposal.

               AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY GROWTH FUNDS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                4500 Main Street
                           Kansas City, Missouri 64111
                          Telephone No.: 1-877-345-8836

                                 PROXY STATEMENT

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the  Boards of  Directors  (each a "Board"  and  collectively  the
"Boards")  of American  Century  Asset  Allocation  Portfolios,  Inc.,  American
Century Capital Portfolios,  Inc., American Century Growth Funds, Inc., American
Century Mutual Funds, Inc., American Century Strategic Asset Allocations,  Inc.,
American  Century Variable  Portfolios,  Inc., and American Century World Mutual
Funds,  Inc.,  (each an "Issuer"  and together  the  "Issuers").  The Boards are soliciting the proxies of shareholders of the Issuers for use in connection with a Special  Meeting (the  "Meeting") of  shareholders  that will be held at 10:00
a.m. on June 27, 2007 at 4500 Main Street,  Kansas City,  Missouri  64111.  Each
Issuer  has one or more  funds  that are  organized  as  series  of the  Issuer.
Hereafter,  such funds will be  collectively  referred  to as the  "Funds."  The
Meeting notice,  this Proxy Statement and one or more proxy cards are being sent to  shareholders  of record as of the close of  business  on April 13, 2007 (the
"Record  Date")  beginning  on or about April 16,  2007.  Please read this Proxy
Statement and keep it for future  reference.  Each Fund has previously  sent its annual report and semiannual report to its shareholders. A copy of a Fund's most recent annual report and  semiannual  report may be obtained  without  charge by writing to, or calling,  the applicable Fund at the address and telephone number listed above. If you have any questions  regarding this Proxy Statement,  please contact Automatic Data Processing, Inc. (ADP), at 1-877-256-6083.

                                TABLE OF CONTENTS

                                                                            PAGE

PROXY STATEMENT

SUMMARY OF PROPOSALS AND FUNDS VOTING

PROPOSAL 1: ELECTION OF DIRECTORS OF THE ISSUERS
     Overview and Related Information
     Information Regarding the Nominees
     Responsibilities of the Boards
     Standing Board Committees
     Board Compensation
     Beneficial Ownership of Affiliates by Proposed Independent Directors
     Officers
     Share Ownership
     Independent Registered Public Accounting Firm
     Shareholder Approval

PROPOSAL 2:  APPROVAL  OF A CHANGE IN THE FEE  STRUCTURE  OF THE  ADVISOR  CLASS
SHARES OF THE ADVISOR FUNDS
     Overview and Related Information
     Consequences of Approval of the Change in Fee Structure
     Information Regarding the Advisor
     Description of the New Advisory Agreement
     Comparison of the Current Advisory Agreements and the New Advisory Agreements
     Basis for the Boards' Approval of the New Advisory Agreements
     Shareholder Approval

PROPOSAL 3:  APPROVAL OF AN  AMENDMENT TO THE  INVESTMENT  OBJECTIVE OF REAL
ESTATE
     Overview and Related Information
     Investment Strategy
     Principal Risks
     Reasons for the Proposed Change
     Shareholder Approval

PROPOSAL 4: APPROVAL OF A NEW SUBADVISORY AGREEMENT FOR EQUITY INDEX
     Overview and Related Information
     Information Regarding the Current Subadvisor and the Proposed Subadvisor
     Names, Addresses and Principal Occupations
     Comparison of the Current Subadvisory Agreement and the New Subadvisory Agreement
     Basis for the Board's Approval of the New Subadvisory Agreement
     Shareholder Approval

OTHER INFORMATION
     Meetings of Shareholders
     Date, Time and Place of Meeting
     Use and Revocation of Proxies
     Voting Rights and Required Votes
     Outstanding Shares and Significant Shareholders
     Other Service Providers

WHERE TO FIND ADDITIONAL INFORMATION

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

EXHIBITS
     EQUITY OWNERSHIP OF NOMINEES                                      EXHIBIT A
     SIGNIFICANT SHAREHOLDERS                                          EXHIBIT B
     CURRENT AND PRO FORMA ADVISORY FEES                               EXHIBIT C
     INVESTMENT SUBADVISORY AGREEMENT                                  EXHIBIT D

                      SUMMARY OF PROPOSALS AND FUNDS VOTING

     The following table describes the proposals (each a "Proposal" and together the "Proposals") to be considered at the Meeting and the  shareholders  that are entitled to vote on each Proposal:

------------------------------------ ----------------------------------- ----------------------- --------------
              PROPOSAL                        ISSUERS SOLICITED              FUNDS SOLICITED         CLASSES
                                                                                                    SOLICITED
------------------------------------ ----------------------------------- ----------------------- --------------
1. To elect nine Directors to the    All Issuers                         All Funds               All Classes
Board of Directors of each Issuer.
------------------------------------ ----------------------------------- ----------------------- --------------
2. To approve a change to the        The Advisor Issuers:                The Advisor Funds:      Advisor Class
Advisor Class fee structure.
------------------------------------ ----------------------------------- ----------------------- --------------
                                     American Century Capital            Equity Income, Large    Advisor Class
                                     Portfolios, Inc.                    Company Value, Mid Cap
                                                                         Value, Real Estate,
                                                                         Small Cap Value, Value
------------------------------------ ----------------------------------- ----------------------- --------------
                                     American Century Growth Funds, Inc. Legacy Focused Large    Advisor Class
                                                                         Cap, Legacy Large Cap,
                                                                         Legacy Multi Cap
------------------------------------ ----------------------------------- ----------------------- --------------
                                     American Century Mutual Funds, Inc. Balanced, Capital       Advisor Class
                                                                         Value, Growth,
                                                                         Heritage, Select,
                                                                         Ultra, Vista
------------------------------------ ----------------------------------- ----------------------- --------------
                                     American Century Strategic Asset    Strategic Allocation:   Advisor Class
                                     Allocations, Inc.                   Conservative, Strategic
                                                                         Allocation: Moderate,
                                                                         Strategic Allocation:
                                                                         Aggressive
------------------------------------ ----------------------------------- ----------------------- --------------
                                     American Century World Mutual       Emerging Markets,       Advisor Class
                                     Funds, Inc.                         Global Growth,
                                                                         International
                                                                         Discovery,
                                                                         International Growth,
                                                                         Life Sciences,
                                                                         Technology
------------------------------------ ----------------------------------- ----------------------- --------------
3. To approve an amendment to the    American Century Capital            Real Estate             All Classes
investment objective of Real Estate. Portfolios, Inc.
------------------------------------ ----------------------------------- ----------------------- --------------
4. To approve a new subadvisory      American Century Capital            Equity Index            All Classes
agreement between Northern Trust     Portfolios, Inc.
Investments, N.A. and American
Century Investment Management, Inc.
pertaining to the management of
Equity Index.
------------------------------------ ----------------------------------- ----------------------- --------------

     Shareholders  of  record on the  Record  Date are  entitled  to vote at the
Meeting and are entitled to vote at any adjournments or  postponements  thereof.
Shareholders  of each Issuer  will vote  separately  on  Proposal 1.  Holders of
Advisor  Class  shares of each of the  Advisor  Funds  will vote  separately  on
Proposal 2. Shareholders of Real Estate will vote on Proposal 3 and shareholders of Equity Index will vote on Proposal 4.

             The Boards recommend that you vote "FOR" each Proposal.

                                   PROPOSAL 1

                      ELECTION OF DIRECTORS OF THE ISSUERS

     OVERVIEW AND RELATED INFORMATION

     Each of the following seven (7) individuals currently serves on the Boards:
James E. Stowers Jr., Thomas A. Brown,  Andrea C. Hall, Donald H. Pratt, Gale E.
Sayers,  M. Jeannine  Strandjord,  and Timothy Webster.  Additionally,  James A.
Olson and Jonathan S. Thomas  currently serve as advisory members to the Boards.
The current  nominating members of the Boards have nominated the seven Directors listed  above,  along with Mr. Olson and Mr.  Thomas for election to the Boards.
Hereafter the seven (7) current members of the Boards,  along with Mr. Olson and
Mr.  Thomas,  will be referred to as the  "Directors"  or the  "Nominees." It is being proposed that the  shareholders  of each Issuer  approve the Nominees.  If approved by the shareholders, each Nominee will serve indefinitely as a Director of each Board until his or her death,  retirement,  resignation  or removal from office.  The mandatory  retirement  age for  Directors  who are not  "interested persons"  as that term is  defined in the  Investment  Company  Act of 1940,  as amended (the "1940 Act") is 72.  However,  the mandatory  retirement  age may be extended for a period not to exceed two years with the approval of the remaining
Independent Directors.  Each Director currently oversees 66 Funds, which are all series of the Issuers.  In addition,  Mr. Thomas oversees an additional 43 funds as an advisory board member for other American Century Funds.

     Further  information  regarding each of the Nominees is listed below. James
E. Stowers Jr. and Jonathan S. Thomas are the only Nominees who are  "interested persons" as that term is defined in the 1940 Act because Mr.  Stowers  currently serves as  Co-Chairman  and Mr. Thomas  serves as President and Chief  Executive
Officer, of American Century Companies, Inc., the parent company of the Advisor.
The  remaining  Nominees  are not  "interested  persons"  under the 1940 Act and therefore will be referred to as  "Independent  Directors." The persons named as proxies on the enclosed  proxy  card(s) will vote for the election of all of the
Nominees unless authority to vote for any or all of the Nominees is withheld.

     All of the Nominees have  consented to serve as directors,  if elected.  In case a Nominee  shall be unable or shall fail to act as a director  by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Directors may recommend.

     INFORMATION REGARDING THE NOMINEES

     The following table presents certain  information  about the Nominees.  The mailing  address for each  Nominee is 4500 Main Street,  Kansas  City,  Missouri
64111.

NAME                OFFICES       LENGTH OF   PRINCIPAL OCCUPATION DURING THE PAST   NUMBER OF        OTHER DIRECTORSHIPS
                    WITH THE      TIME SERVED FIVE YEARS                             FUNDS IN FUND    HELD BY DIRECTOR
                    ISSUERS                                                          COMPLEX
                                                                                     OVERSEEN BY
                                                                                     DIRECTOR
-----------------  ----------    ------------ -------------------------------------  -------------    -----------------
INTERESTED
NOMINEES
-----------------  ----------    ------------ -------------------------------------  -------------    -----------------
James E. Stowers    Director,     Since 1958  Founder, Co-Chairman, Director and     66               None
Jr.*                Vice                      Controlling Shareholder, ACC;
Year of Birth:      Chairman                  Co-Vice Chairman, ACC (January 2005
1924                                          to February 2007); Chairman, ACC
                                              (January 1995 to December 2004);
                                              Director, ACIM, ACGIM, ACS, ACIS and
                                              other ACC subsidiaries
-----------------  ----------    ------------ -------------------------------------  -------------    -----------------
Jonathan S.         Advisory      Since 2007  President and Chief Executive          109              None
Thomas**            Board                     Officer, AMERICAN CENTURY COMPANIES,
Year of Birth:      Member and                INC. ("ACC") (March 2007 to
1963                President                 present); Chief Administrative
                                              Officer, ACC (February 2006 to
                                              February 2007); Executive Vice
                                              President, ACC (November 2005 to
                                              February 2007). Also serves as:
                                              President, Chief Executive Officer
                                              and Director, AMERICAN CENTURY
                                              SERVICES, LLC ("ACS"); Executive
                                              Vice President AMERICAN CENTURY
                                              INVESTMENT MANAGEMENT ("ACIM"),
                                              AMERICAN CENTURY GLOBAL INVESTMENT
                                              MANAGEMENT ("ACGIM"); Director,
                                              ACIM, ACGIM, ACIS and other ACC
                                              subsidiaries; Managing Director,
                                              MORGAN STANLEY (March 2000 to
                                              November 2005)
-----------------  ----------    ------------ -------------------------------------  -------------    -----------------
INDEPENDENT
NOMINEES
-----------------  ----------    ------------ -------------------------------------  -------------    -----------------
Thomas A. Brown     Director      Since 1980  Managing Member, ASSOCIATED            66               None
Year of Birth:                                INVESTMENTS, LLC; Managing Member,
1940                                          BROWN CASCADE PROPERTIES, LLC;
                                              Retired, Area Vice President,
                                              APPLIED INDUSTRIAL TECHNOLOGIES
-----------------  ----------    ------------ -------------------------------------  -------------    -----------------
Andrea C. Hall      Director      Since 1997  Retired, Advisor to the President,     66               None
Year of Birth:                                MIDWEST RESEARCH INSTITUTE
1945
-----------------  ----------    ------------ -------------------------------------  -------------    -----------------
James A. Olson      Advisory      Since 2006  Member, PLAZA BELMONT LLC; Chief       66               Director, SAIA, INC.
Year of Birth:      Board Member              Financial Officer, PLAZA BELMONT LLC                    and ENTERTAINMENT
1942                                          (September 1999 to September 2006)                      PROPERTIES TRUST

-----------------  ----------    ------------ -------------------------------------  -------------    -----------------
Donald H. Pratt     Director,     Since 1995  Chairman and Chief Executive           66               None
Year of Birth:      Chairman of               Officer, WESTERN INVESTMENTS, INC.;
1937                the Board                 Retired Chairman of the
                                              Board, BUTLER MANUFACTURING COMPANY
-----------------  ----------    ------------ -------------------------------------  -------------    -----------------
Gale E. Sayers      Director      Since 2000  President, Chief Executive Officer     66               Director, TRIAD
Year of Birth:                                and Founder, SAYERS40,                                  HOSPITALS, INC.
1943                                          INC., a technology products and
                                              services provider
-----------------  ----------    ------------ -------------------------------------  -------------    -----------------
M. Jeannine         Director      Since 1994  Retired, formerly Senior Vice          66               Director, DST SYSTEMS
Strandjord                                    President, SPRINT CORPORATION                           INC., Director, EURONET
Year of Birth:                                                                                        WORLDWIDE INC, Director,
1945                                                                                                  CHARMING SHOPPES, INC.
-----------------  ----------    ------------ -------------------------------------  -------------    -----------------
Timothy S. Webster  Director      Since 2001  Managing Director, TDB ACQUISITION     66               None
Year of Birth:                                GROUP LLC (September 2006 to
1961                                          present); President and Chief
                                              Executive Officer, AMERICAN ITALIAN
                                              PASTA COMPANY (2001 to December 2005)
-----------------  ----------    ------------ -------------------------------------  -------------    -----------------

*    JAMES E.  STOWERS  JR.  IS AN  "INTERESTED"  DIRECTOR  OF THE  ISSUERS  FOR
     PURPOSES  OF  THE  1940  ACT  AS  HE IS  CO-CHAIRMAN  OF  AMERICAN  CENTURY
     COMPANIES, INC.

**   JONATHAN S. THOMAS IS AN "INTERESTED"  DIRECTOR OF THE ISSUERS FOR PURPOSES
     OF THE 1940 ACT AS HE IS PRESIDENT AND CHIEF EXECUTIVE  OFFICER OF AMERICAN
     CENTURY COMPANIES, INC.

     RESPONSIBILITIES OF THE BOARDS

     The Boards  oversee the management of the Issuers and the Funds and meet at least quarterly to review reports about fund operations.  Although the Boards do not manage the Funds,  they have hired American Century  Investment  Management,
Inc.,  or an  affiliated  company  (the  "Advisor"),  to do so. The  Boards,  in carrying  out their  fiduciary  duty  under the 1940 Act,  are  responsible  for approving new and existing management contracts with the Advisor.

     The Boards  have the  authority  to manage the  business  of the Issuers on behalf of their  investors,  and they have all powers necessary or convenient to carry  out that  responsibility.  Consequently,  the  Boards  may  adopt  bylaws providing for the  regulation  and  management of the affairs of the Issuers and may amend and repeal them to the extent  that such  bylaws do not  reserve  that right to the Issuers' investors. They may fill vacancies in or reduce the number of board  members,  and may elect and  remove  such  officers  and  appoint  and terminate such agents as they consider appropriate.  They may appoint from their own number and establish and terminate one or more committees  consisting of two or more directors who may exercise the powers and authority of the Boards to the extent  that the  directors  determine.  They may,  in  general,  delegate  such authority  as they  consider  desirable  to any officer of the  Issuers,  to any committee  of the Boards and to any agent or  employee  of the Issuers or to any custodian,  transfer or investor servicing agent, or principal underwriter.  Any determination  as to  what  is in the  interests  of  the  Issuers  made  by the directors in good faith shall be conclusive. The Boards met five times in 2006.

     STANDING BOARD COMMITTEES

     Each Board has five standing committees which oversee specific functions of the Issuer's  operations.  The Executive Committee performs the functions of the
Board between board meetings, subject to the limitations on its power set out in the Maryland General Corporation Law and except for matters requiring the action of the  entire  Board  under the 1940 Act.  The  Executive  Committee  currently consists of Donald H. Pratt and M. Jeannine Strandjord.  The Executive Committee
did not meet in 2006.

     Each Board has an Audit Committee,  which approves the Issuer's  engagement of the independent  registered public accounting firm and recommends approval of such engagement to the Independent Directors.  The Audit Committee also oversees the  activities of the accounting  firm and receives  reports from the Advisor's internal audit department.  The Audit Committee  currently consists of Thomas A.
Brown, Donald H. Pratt and Gale E. Sayers. The Audit Committee met four times in
2006.

     Each Board has a Governance  Committee  which is primarily  responsible for considering and recommending  individuals for nomination as directors. The names of  potential  director  candidates  may be  drawn  from a  number  of  sources, including  recommendations from members of the Board, management (in the case of interested  directors only) and  shareholders.  Shareholders may submit director nominations to the Corporate Secretary, American Century Funds, P.O. Box 410141,
Kansas City, MO 64141.  All such  nominations will be forwarded to the committee for consideration.  The committee also reviews and makes  recommendations to the
Board  with  respect  to  the   composition   of  board   committees  and  other
board-related   matters   such   as   its   organization,   size,   composition,
responsibilities, functions and compensation. The Governance Committee currently consists of Donald H. Pratt,  Andrea C. Hall, and Gale E. Sayers. The Governance
Committee of the Boards met two times in 2006.

     Each Board also has a Compliance and Shareholder  Communications Committee,
which reviews the results of the Fund's  compliance  testing program and reviews quarterly reports from a communications  advisor. The quarterly reports from the communications  advisor  address  various  compliance  matters  and  monitor the implementation  of the Funds' code of ethics.  The  Compliance  and  Shareholder
Communications  Committee  currently  consists of Andrea C. Hall, James A. Olson and M.  Jeannine  Strandjord.  The  Compliance  and  Shareholder  Communications
Committee met four times in 2006.

     Finally,  the Fund  Performance  Review Committee meets quarterly to review the  investment  activities  and  strategies  used to manage  fund  assets.  The committee  regularly receives reports from portfolio  managers,  credit analysts and other investment personnel concerning the Funds' investments.  The Portfolio
Committee  currently consists of Timothy S. Webster,  Thomas A. Brown, Andrea C.
Hall,  James  A.  Olson,  Donald  H.  Pratt,  Gale E.  Sayers,  and M.  Jeannine
Strandjord. The Fund Performance Review Committee met four times in 2006.

     BOARD COMPENSATION

     Each Independent Director receives  compensation for service as a member of the Boards  based on a schedule  that takes into  account the number of meetings attended and the assets of the Funds for which the meetings are held. These fees and expenses are  allocated to the Issuers  based in part on their  relative net assets. Under the terms of each management agreement with the Advisor, the Funds are responsible for paying such fees and expenses. For each Issuer's last fiscal year,  each Issuer and the American  Century  Family of Funds paid the following amounts to the Independent Directors:

------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
                      FYE OF   THOMAS A.    ANDREA C.   JAMES A.    DONALD H.    GALE E.   M. JEANNINE    TIMOTHY
ISSUER                ISSUER   BROWN        HALL        OLSON(1)    PRATT        SAYERS    STRANDJORD     WEBSTER
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
American Century
Asset Allocation    7/31/2006       $478         $517       $183         $670       $466        $472        $524
Portfolios, Inc.
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
Total
Compensation from
the American                     $97,667     $105,666    $30,167     $137,167    $96,666     $98,166    $106,667
Century Family of
Funds(2)
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
American Century
Capital             3/31/2006    $21,347      $23,004     $2,498      $30,102    $21,066     $21,070     $23,004
Portfolios, Inc.
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
Total
Compensation from
the American                     $97,000     $104,500    $11,000     $136,750    $96,000     $96,000    $104,500
Century Family of
Funds(3)
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
American Century
Growth Funds,       7/31/2006        $27          $29         $9          $39        $27         $28         $30
Inc. (4)
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
Total
Compensation from
the American                     $97,668     $105,666    $30,167     $137,168    $96,666     $98,166    $106,668
Century Family of
Funds(5)
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
American Century
Mutual Funds, Inc.  10/31/2006   $49,006      $53,283    $21,404      $68,875    $48,762     $49,283     $53,542
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
Total
Compensation from
the American                     $97,666     $106,167    $43,667     $137,167    $97,167     $98,167    $106,667
Century Family of
Funds(6)
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
American Century
Strategic Asset     11/30/2006    $6,394       $6,948     $3,144       $8,971     $6,359      $6,422      $6,983
Allocations, Inc.
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
Total
Compensation from
the American                     $97,833     $106,333    $47,333     $137,333    $97,333     $98,333    $106,833
Century Family of
Funds(7)
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
American Century
Variable            12/31/2006    $8,712       $9,396     $4,867      $12,044     $8,670      $8,669      $9,393
Portfolios, Inc.
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
Total
Compensation from
the American                    $101,999     $110,000    $57,000     $141,000   $101,500    $101,500    $110,000
Century Family of
Funds(8)
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
American Century
World Mutual        11/30/2006    $8,864       $9,635     $4,333      $12,444     $8,819      $8,902      $9,680
Funds, Inc.
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------
Total
Compensation from
the American                     $97,833     $106,333    $47,333     $137,333    $97,333     $98,333    $106,833
Century Family of
Funds(9)
------------------- ---------- ----------- ----------- ----------- ------------ ---------- ----------- -----------

(1)  MR. OLSON WAS PAID AS AN ADVISORY BOARD MEMBER.

(2)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     7/31/2006.  THE  TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS:  MR. BROWN,  $17,434; DR. HALL, $96,166; MR.
     OLSON, $30,167; MR. PRATT,  $18,926; MR. SAYERS,  $96,666; AND MR. WEBSTER,
     $35,309.

(3)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     3/31/2006.  THE  TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS:  MR. BROWN,  $17,300; DR. HALL, $95,500; MR.
     OLSON,  $11,000;  MR. PRATT,  $18,825,  MR. SAYERS $96,000 AND MR. WEBSTER,
     $44,975.

(4)  INCLUDES COMPENSATION PAID TO THE DIRECTORS FROM AUGUST 1, 2006 TO DECEMBER
     31, 2006, AND ESTIMATED  FUTURE PAYMENTS FOR SIX-MONTH PERIOD (FROM JANUARY
     1, 2007 TO JULY 31, 2007)  BECAUSE THE FUNDS HAVE NOT BEEN IN EXISTENCE FOR
     A FULL FISCAL YEAR. IT ALSO INCLUDES ACTUAL AND ESTIMATED  AMOUNTS DEFERRED
     AT THE ELECTION OF THE  DIRECTORS  UNDER  AMERICAN  CENTURY  MUTUAL  FUNDS'
     INDEPENDENT DIRECTORS' DEFERRED COMPENSATION PLAN.

(5)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     7/31/2006.  THE ESTIMATED TOTAL AMOUNT OF DEFERRED COMPENSATION INCLUDED IN
     THE PRECEDING TABLE IS AS FOLLOWS:  MR. BROWN,  $17,434; DR. HALL, $96,166;
     MR. OLSON, $30,167; MR. PRATT, $18,926, MR. SAYERS $96,666 AND MR. WEBSTER,
     $35,309.

(6)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     10/31/2006.  THE TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS:  MR. BROWN,  $17,533; DR. HALL, $96,667; MR.
     OLSON, $43,667; MR. PRATT,  $19,000; MR. SAYERS,  $97,167; AND MR. WEBSTER,
     $27,433.

(7)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     11/30/2006.  THE TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS:  MR. BROWN,  $17,566; DR. HALL, $96,833; MR.
     OLSON, $47,333; MR. PRATT,  $19,025; MR. SAYERS,  $97,333; AND MR. WEBSTER,
     $25,092.

(8)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     12/31/2006.  THE TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS:  MR. BROWN,  $17,599; DR. HALL, $97,000; MR.
     OLSON, $57,000; MR. PRATT, $19,050; MR. SAYERS,  $101,500; AND MR. WEBSTER,
     $22,600.

(9)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     11/30/2006.  THE TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS:  MR. BROWN,  $17,566; DR. HALL, $96,833; MR.
     OLSON, $47,333; MR. PRATT,  $19,025; MR. SAYERS,  $97,333; AND MR. WEBSTER,
     $25,092.

NOTE:  NONE  OF THE  INTERESTED  DIRECTORS  OR  OFFICERS  OF THE  FUNDS  RECEIVE
COMPENSATION FROM THE FUNDS.

     The Issuers have adopted the American  Century  Mutual  Funds'  Independent
Directors' Deferred Compensation Plan. Under the plan, the Independent Directors may defer  receipt of all or any part of the fees to be paid to them for serving as Directors of the Funds.

     All deferred fees are credited to an account established in the name of the directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance  with the  performance of one or more of the American
Century Funds that are selected by the director.  The account balance  continues to fluctuate in accordance  with the  performance  of the selected Fund or Funds until  final  payment of all  amounts  credited to the  account.  Directors  are allowed to change their designation of Funds from time to time.

     No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the Board.  Directors may receive deferred fee  account  balances  either in a lump sum payment or in  substantially  equal installment  payments to be made over a period not to exceed 10 years.  Upon the death of a director, all remaining deferred fee account balances are paid to the director's beneficiary or, if none, to the director's estate.

     The plan is an unfunded plan and, accordingly, the Funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the Funds have voluntarily funded their  obligations.  The rights of directors to receive their deferred fee account balances are the same as the rights of a general  unsecured creditor  of  the  Funds.  The  plan  may  be  terminated  at  any  time  by the administrative  committee of the plan. If  terminated,  all deferred fee account balances will be paid in a lump sum.

     Exhibit A to this  Proxy  Statement  shows the  dollar  range the  Nominees beneficially  owned as of December 31, 2006 in the equity  securities  in any of the Funds, and, on an aggregate basis, equity securities in all of the Issuers.

     On December 23, 1999, American Century Services, LLC (ACS), an affiliate of the Advisor  entered into an agreement with DST Systems,  Inc. (DST) under which
DST would provide back office  software and support services for transfer agency services provided by ACS (the  "Agreement").  ACS pays DST fees based in part on the number of accounts  and the number and type of  transactions  processed  for those  accounts.  For the twelve  months ended  December 31, 2006,  DST received
$22,142,003 in fees from ACS. DST's revenue for the calendar year ended December
31, 2006, was approximately $2.24 billion.

     Ms.  Strandjord  is a  director  of DST and a holder of 35,383  shares  and possesses  options to acquire an  additional  55,875 shares of DST common stock, the sum of  which is less  than  one  percent  (1%) of the  shares  outstanding.
Because of her  official  duties as a director of DST, she may be deemed to have an "indirect interest" in the Agreement.  However,  the Boards were not required to nor did they approve or disapprove the Agreement,  since the provision of the services  covered by the  Agreement  is within the  discretion  of ACS.  DST was chosen  by  ACS  for  its  industry-leading  role  in  providing  cost-effective back office  support for mutual fund service  providers  such as ACS. DST is the largest mutual fund transfer  agent,  servicing more than 75 million mutual fund accounts on its shareholder  recordkeeping  system.  Ms.  Strandjord's role as a director of DST was not  considered by ACS; she was not involved in any way with the negotiations between ACS and DST; and her status as a director of either DST or the Funds was not a factor in the negotiations. The Boards and counsel to the
Independent  Directors of the Funds have  concluded  that the  existence of this
Agreement  does not impair Ms.  Strandjord's  ability to serve as an independent director under the 1940 Act.

     BENEFICIAL OWNERSHIP OF AFFILIATES BY PROPOSED INDEPENDENT DIRECTORS

     No Independent Director or his or her immediate family members beneficially owned shares of the Advisor,  the Issuers'  principal  underwriter  or any other person  directly  or  indirectly  controlling,  controlled  by, or under  common control with the Advisor or the Issuers'  principal  underwriter  as of December
31, 2006.

     OFFICERS

     The  following  table  presents  certain  information  about the  executive officers of the Issuers.  Each  officer  serves as an officer for each of the 15 investment  companies  advised by the  Advisor  or by  American  Century  Global
Investment  Management,  Inc., a wholly owned subsidiary of the Advisor,  unless otherwise  noted. No officer is compensated for his or her service as an officer of the Funds.  The listed  officers are interested  persons of the Funds and are appointed or  re-appointed  on an annual basis.  The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

-----------------------  -------------------------- ----------------------------------
NAME                     OFFICES WITH THE ISSUERS   PRINCIPAL OCCUPATION DURING THE
                         FIRST YEAR OF SERVICE      PAST FIVE YEARS
-----------------------  -------------------------- ----------------------------------
Jonathan S. Thomas       Advisory Board Member      President and Chief Executive
                         and President since 2007   Officer, American Century
                                                    Companies, Inc. ("ACC") (March
                                                    2007 to present); Chief
                                                    Administrative Officer, ACC
                                                    (February 2006 to February 2007);
                                                    Executive Vice President, ACC
                                                    (November 2005 to February 2007).
                                                    Also serves as: President,
                                                    Chief Executive Officer and
                                                    Director, American Century
                                                    Services, LLC ("ACS");
                                                    Executive Vice President,
                                                    American Century Investment
                                                    Management ("ACIM"), American
                                                    Century Global Investment
                                                    Management ("ACGIM"); Director,
                                                    ACIM, ACGIM, ACIS and other ACC
                                                    subsidiaries; Managing
                                                    Director, Morgan Stanley (March
                                                    2000 to November 2005)
-----------------------  -------------------------- ----------------------------------
Maryanne L. Roepke       Chief Compliance Officer   Chief Compliance Officer, ACIM,
                         since 2006 and Senior      ACGIM and ACS (August 2006 to
                         Vice President since 2000  present); Assistant Treasurer,
                                                    ACC (January 1995 to August
                                                    2006); and Treasurer and Chief
                                                    Financial Officer, various
                                                    American Century funds (July
                                                    2000 to August 2006). Also
                                                    serves as: Senior Vice
                                                    President, ACS
-----------------------  -------------------------- ----------------------------------
Charles A. Etherington   Senior Vice President      Attorney, ACC (February 1994 to
                         since 2006 and General     present); General Counsel, ACC
                         Counsel since 2007         (March 2007 to present); Senior
                                                    Vice President and General
                                                    Counsel, ACIM, ACGIM, ACS and
                                                    other ACC subsidiaries.
-----------------------  -------------------------- ----------------------------------
Robert J. Leach          Vice President,            Vice President, ACS (February 2000
                         Treasurer and              to present); and Controller,
                         Chief Financial Officer    various American Century funds
                         since 2006                 (1997 to September 2006)
-----------------------  -------------------------- ----------------------------------
C. Jean Wade             Controller since 1996      Vice President, ACS (February 2000
                                                    to present)
-----------------------  -------------------------- ----------------------------------
Jon W. Zindel            Tax Officer since 1998     Chief Financial Officer and Chief
                                                    Accounting Officer, ACC (March
                                                    2007 to present); Vice
                                                    President, ACC (October 2001 to
                                                    present); Vice President,
                                                    certain ACC subsidiaries (July
                                                    2001 to August 2006); Vice
                                                    President, Corporate Tax, ACS
                                                    (April 1999 to August 2006).
                                                    Also serves as: Chief Financial
                                                    Officer, Chief Accounting
                                                    Officer and Senior Vice
                                                    President, ACIM, ACGIM, ACS,
                                                    and other ACC subsidiaries;
                                                    Chief Accounting Officer and
                                                    Senior Vice President, ACIS
-----------------------  -------------------------- ----------------------------------

     SHARE OWNERSHIP

     The following  table lists the classes for which the directors and officers of each Fund, both individually and as a group, owned more than 1% of the shares of the class.  For all  classes  not listed  below,  each  director  and officer individually, and as a group, owned beneficially less than 1% of the outstanding shares of the class. Please see Exhibit B for a list of those persons who, as of
March 15, 2007,  owned of record or  beneficially  5% or more of the outstanding shares of the Issuers.

AS OF MARCH 21, 2007
                                                    AMOUNT AND NATURE
TITLE OF CLASS     NAME OF BENEFICIAL OWNER        OF BENEFICIAL OWNERSHIP  PERCENT OF CLASS
---------------    -------------------------       -----------------------  ----------------
Capital Growth     Jonathan S. Thomas                 852.5154 shares          10.35%
Investor Class

Capital Growth     Directors/Executive Officers/      852.5154 shares          10.35%
Investor Class     Nominees As a Group

     FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The aggregate fees paid to Deloitte & Touche LLP and other member firms of  Deloitte  Touche  Tahmatsu  and their  respective  affiliates  (collectively referred to as the "Deloitte  Entities") for professional  services  rendered by the Deloitte  Entities for the audit of the annual  financial  statements of the
Funds and other  professional  services  for the fiscal years ended as indicated
below were:

------------------------------------------ --------------- ------------ --------------- ---------------
                   ISSUER                     AUDIT FEES   AUDIT RELATED    TAX FEES    ALL OTHER FEES
                                                 (a)           FEES           (c)            (d)
                                                                (b)
------------------------------------------ --------------- ------------ --------------- ---------------
AMERICAN CENTURY ASSET ALLOCATION
PORTFOLIOS, INC
------------------------------------------ --------------- ------------ --------------- ---------------
07/31/2005                                  $     57,990   $        -    $    13,970     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
07/31/2006                                  $     69,670   $        -    $    15,000     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
------------------------------------------ --------------- ------------ --------------- ---------------
03/31/2005                                  $    115,236   $        -    $    14,395     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
03/31/2006                                  $    114,418   $        -    $    12,996     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
AMERICAN CENTURY GROWTH FUNDS, INC.
------------------------------------------ --------------- ------------ --------------- ---------------
07/31/2005                                  $          0   $        -    $         0     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
07/31/2006                                  $     31,197   $        -    $     4,200     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
AMERICAN CENTURY MUTUAL FUNDS, INC.
------------------------------------------ --------------- ------------ --------------- ---------------
10/31/2005                                  $    218,979   $        -    $    21,496     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
10/31/2006                                  $    270,281   $        -    $    33,106     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
AMERICAN CENTURY STRATEGIC ASSET
ALLOCATIONS, INC.
------------------------------------------ --------------- ------------ --------------- ---------------
11/30/2005                                  $     58,868   $        -    $     7,223     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
11/30/2006                                  $     61,409   $        -    $     7,431     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
------------------------------------------ --------------- ------------ --------------- ---------------
12/31/2005                                  $    152,519   $        -    $    20,116     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
12/31/2006                                  $    150,772   $        -    $    20,121     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC
------------------------------------------ --------------- ------------ --------------- ---------------
11/30/2005                                  $    152,470   $        -    $    23,535     $          -
------------------------------------------ --------------- ------------ --------------- ---------------
11/30/2006                                  $    202,398   $        -    $    32,267     $          -
------------------------------------------ --------------- ------------ --------------- ---------------

     (a) Audit Fees

     These  fees  relate  to  professional  services  rendered  by the  Deloitte
Entities for the audits of the Funds'  annual  financial  statements or services normally  provided  by an  independent  registered  public  accounting  firm  in connection with statutory and regulatory filings or engagements.  These services included  the  audits of the  financial  statements  of the Funds,  issuance  of consents,  income  tax  provision  procedures  and  assistance  with  review  of documents filed with the Securities and Exchange Commission.

     (b) Audit Related Fees

     These  fees  relate to  assurance  and  related  services  by the  Deloitte
Entities in connection with semi-annual financial statements.

     (c) Tax Fees

     These  fees  relate  to  professional  services  rendered  by the  Deloitte
Entities for tax compliance, tax advice, and tax planning. These services relate to the review of the Funds'  federal  and state  income tax  returns,  review of excise tax calculations and returns,  and a review of the Funds' calculations of capital gains and income distributions.

     (d) All Other Fees

     These  fees  relate to  products  and  services  provided  by the  Deloitte
Entities other than those reported under "Audit Fees," "Audit-Related Fees," and
"Tax Fees."

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee  approves the engagement of the accountant prior to the accountant  rendering  any  audit or  non-audit  services  to the  Issuers.  The aggregate  non-audit fees billed by the Deloitte  Entities for services rendered to the Advisor and service  affiliates for the years ended December 31, 2005 and
December 31, 2006 were $223,787 and $108,186, respectively.

     The Audit  Committee  considered  and  concluded  that the  provisions  for non-audit  services  to the  Advisor  and its  affiliates  that did not  require pre-approval are compatible with maintaining Deloitte's independence.

     SHAREHOLDER APPROVAL

     Proposal 1, the election of the Directors,  must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.
The  shareholders  of each  Issuer  will vote  separately  for the  election  of
Directors.  The shareholders of each Issuer will vote together as a single class and the  voting  power of the  shares of each Fund that is a series of an Issuer will be counted  together in determining  the results of the voting for Proposal
1.

 THE BOARDS RECOMMEND THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES.

                                   PROPOSAL 2

          APPROVAL OF A CHANGE IN THE FEE STRUCTURE OF THE ADVISOR CLASS
                           SHARES OF THE ADVISOR FUNDS

     OVERVIEW AND RELATED INFORMATION

     On November  29, 2006 and March 7, 2007,  the Boards  approved,  subject to shareholder  approval,  an  increase of 25 basis  points  (0.25%) in the unified management  fee for the Advisor Class of the Advisor Funds while  simultaneously approving  a decrease  of 25 basis  points in the Rule 12b-1 fee  charged by the
Advisor Class of the Advisor Funds,  resulting in no change to the total expense ratios. The increase in the unified management fee and corresponding decrease in the Rule 12b-1 fee are  designed  to move the fee for the  provision  of certain shareholder/administrative  services  from the  Rule  12b-1  fee to the  unified management fee. Such  shareholder/administrative  services may include providing individual  and custom  investment  advisory  services  to clients of  financial intermediaries as well as recordkeeping, and administrative services for clients that would  otherwise be performed by American  Century's  transfer  agent.  The shareholder/administrative  services,  which will not change,  do not  encompass distribution-related  services. This modification will make the fee structure of the Advisor  Class shares of the Advisor  Funds more  consistent  with the other share classes of the American Century Funds. Any reimbursement paid to financial intermediaries for the provision of shareholder/administrative services will now be paid out of the unified  management  fee  received by the Advisor and not the
Rule 12b-1 fee.

     CONSEQUENCES OF APPROVAL OF THE CHANGE IN FEE STRUCTURE

     The proposed 25 basis point  increase in the unified  management fee is not expected  to have any effect on the total  expense  ratio of the  Advisor  Class shares of the Advisor Funds. As previously noted, the 25 basis point increase in the  unified  management  fee will be offset by a  corresponding  decrease of 25 basis points in the Rule 12b-1 fee. If  shareholders do not approve the increase in the unified management fee, then the administrative/shareholder  services fee will continue to be paid out of the Rule 12b-1 fee and the proposed  decrease in the Rule  12b-1 fee will not take  effect.  If  approved  by  shareholders,  the current  advisory  contracts of the Advisor Funds will be amended to reflect the
25 basis point increase in the unified  management fee with an effective date of
September 1, 2007. Hereafter,  the amended contracts shall be referred to as the
"New  Advisory  Agreements."  If this Proposal is not approved by one or more of the Advisor Classes of the Advisor Funds, then American Century may elect not to proceed with the Proposal with respect to some or all of the Advisor Funds.

This  Proposal is part of a larger set of  initiatives  designed  to  streamline
American  Century's  mutual fund  offering and better  align them with  investor buying  preferences  and  market  opportunities.  As part of this  larger set of initiatives,  the Boards recently  approved a proposal to reclassify the Advisor
Class Shares of Balanced, Life Sciences, and Technology as Investor Class shares of the same funds.  Advisor  Class  shareholders  of these funds will  receive a separate proxy statement/prospectus  describing this proposal in detail and will have an opportunity to vote on it. If approved by the Advisor Class shareholders of these three funds,  Advisor Class shares would cease to exist;  the Change in
Fee Structure Proposal contained in this proxy would become moot; and therefore, even if approved the Change In Fee Structure  Proposal would not take effect for
Balanced, Life Sciences and Technology.

Also as part of this larger set of initiatives,  the Boards recently  approved a proposal to reclassify the A Class Shares of Large Company Value, Value, Select,
Strategic Allocation:  Conservative,  Strategic Allocation:  Moderate, Strategic
Allocation: Aggressive, Global Growth, and International Growth as Advisor Class
shares of the same funds.  A Class  shareholders  of these funds will  receive a separate proxy statement/prospectus  describing this proposal in detail and will have an opportunity to vote on it. If approved by the A Class shareholders,  the current A Class  shares  would  cease to  exist;  the  Change  in Fee  Structure
Proposal contained in this proxy would take effect; such shares would be subject to a maximum  5.75%  front-end  sales load and the Advisor Class shares would be renamed as A Class shares.  However,  the front-end sales load will not apply to current Advisor Class  shareholders who purchase  additional  shares in the same accounts.  Additionally,  after the Advisor  Class shares have been renamed as A
Class  shares,  shareholders  will be able to exchange  their shares for A Class shares of other American Century Funds.

     Lastly,  as part of this larger set of initiatives,  it is anticipated that if the Change in Fee Structure Proposal is approved, the Advisor Class shares of
Emerging Markets, Equity Income, Heritage, Real Estate and Ultra will be renamed as "A Class" shares.  Additionally,  it is anticipated that a maximum  front-end sales load of 5.75% will be imposed on the renamed A Class shares.  However, the front-end  sales load will not apply to current Advisor Class  shareholders  who purchase additional shares in the same accounts. Additionally, after the Advisor
Class shares have been renamed as A Class shares,  shareholders  will be able to exchange their shares for A Class shares of other American Century Funds.

     INFORMATION REGARDING THE ADVISOR

     American Century Investment Management,  Inc., located at 4500 Main Street,
Kansas City, Missouri 64111, is wholly owned by American Century Companies, Inc.
James E.  Stowers Jr. owns the  majority  of the  outstanding  stock of American
Century  Companies,   Inc.  Maryanne  L.  Roepke,  Jon  W.  Zindel,  Charles  A.
Etherington, David H. Reinmiller and Otis H. Cowan are all officers of the Funds and the Advisor,  but are not directors of the Advisor,  who own common stock of
American Century Companies, Inc.

     The  address  for each  officer  and  director  of the Advisor is 4500 Main
Street,  Kansas  City,  Missouri  64111.  The  following  table lists the names, positions,  and principal  occupations of the directors and principal  executive officer of the Advisor:

-------------------- ---------------------------- ---------------------------------------------
NAME                 POSITION                     PRINCIPAL OCCUPATIONS
-------------------- ---------------------------- ---------------------------------------------
Enrique Chang        President, Chief Executive   Chief Investment Officer
                     Officer and Chief Investment
                     Officer
-------------------- ---------------------------- ---------------------------------------------
James E. Stowers Jr. Director                     Founder, Co-Chairman, Director and
                                                  Controlling Shareholder, ACC; Director, ACIM,
                                                  ACGIM, ACS, ACIS and
                                                  other ACC subsidiaries
-------------------- ---------------------------- ---------------------------------------------
Jonathan S. Thomas   Director and Executive Vice  President and Chief Executive Officer, ACC;
                     President                    President, Chief Executive Officer, and
                                                  Director, ACS; Director, ACIM, ACGIM, ACIS
                                                  and other ACC subsidiaries
-------------------- ---------------------------- ---------------------------------------------

     DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

     The Advisor  currently  acts as each  Advisor  Fund's  advisor  pursuant to
Advisory  Agreements (the "Current  Advisory  Agreements").  The following table lists the date of the  Current  Advisory  Agreements,  as well as the dates they were  last  submitted  to a vote  of the  shareholders  and the  purpose  of the shareholder  vote for each Fund. Under the New Advisory  Agreement,  the Advisor will  provide  the same  services  to the  Advisor  Funds as under  the  Current
Advisory Agreements.

------------------------ ----------------- ------------------- -------------------------------------------
                                              DATE CURRENT
                         CURRENT ADVISORY  ADVISORY AGREEMENT  PURPOSE OF LAST SUBMISSION TO SHAREHOLDERS
                            AGREEMENT      LAST SUBMITTED TO
          FUND                 DATE           SHAREHOLDERS
------------------------ ----------------- ------------------- -------------------------------------------
Equity Income            8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
------------------------ ----------------- ------------------- -------------------------------------------
Large Company Value      8-1-2006          7-28-1999           Initial shareholder consent
------------------------ ----------------- ------------------- -------------------------------------------
Mid Cap Value            8-1-2006          7-30-2004           Initial shareholder consent
------------------------ ----------------- ------------------- -------------------------------------------
Real Estate              8-1-2006          12-17-1999          Approval of fee change in Management Agreement
------------------------ ----------------- ------------------- -------------------------------------------
Small Cap Value          8-1-2006          7-30-1998           Initial shareholder consent
------------------------ ----------------- ------------------- -------------------------------------------
Value                    8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
------------------------ ----------------- ------------------- -------------------------------------------
Legacy Large Cap         5-15-2006         5-31-2006           Initial shareholder consent
------------------------ ----------------- ------------------- -------------------------------------------
Legacy Focused Large Cap 5-15-2006         5-31-2006           Initial shareholder consent
------------------------ ----------------- ------------------- -------------------------------------------
Legacy Multi Cap         5-15-2006         5-31-2006           Initial shareholder consent
------------------------ ----------------- ------------------- -------------------------------------------
Balanced                 8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
------------------------ ----------------- ------------------- -------------------------------------------
Capital Value            8-1-2006          3-30-1999           Initial shareholder consent
------------------------ ----------------- ------------------- -------------------------------------------
Growth                   8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
------------------------ ----------------- ------------------- -------------------------------------------
Heritage                 8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
------------------------ ----------------- ------------------- -------------------------------------------
Select                   8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
------------------------ ----------------- ------------------- -------------------------------------------
Ultra                    8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
------------------------ ----------------- ------------------- -------------------------------------------
Vista                    8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
------------------------ ----------------- ------------------- -------------------------------------------
Strategic Allocation:    8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
Conservative
------------------------ ----------------- ------------------- -------------------------------------------
Strategic Allocation:    8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
Moderate
------------------------ ----------------- ------------------- -------------------------------------------
Strategic Allocation:    8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
Aggressive
------------------------ ----------------- ------------------- -------------------------------------------
Emerging Markets         8-1-2006          7-30-1997           Approval of Management Agreement with ACIM
------------------------ ----------------- ------------------- -------------------------------------------
Global Growth            8-1-2006          11-30-1998          Initial shareholder consent
------------------------ ----------------- ------------------- -------------------------------------------
International Discovery  8-1-2006          7-30-1997           Approval of fee change in Management Agreement
------------------------ ----------------- ------------------- -------------------------------------------
International Growth     8-1-2006          7-30-1997           Approval of fee change in Management Agreement
------------------------ ----------------- ------------------- -------------------------------------------
Life Sciences            8-1-2006          6-30-2000           Initial shareholder consent
------------------------ ----------------- ------------------- -------------------------------------------
Technology               8-1-2006          6-30-2000           Initial shareholder consent
------------------------ ----------------- ------------------- -------------------------------------------

     COMPARISON  OF  THE  CURRENT  ADVISORY  AGREEMENTS  AND  THE  NEW  ADVISORY
AGREEMENTS

     The terms of each New  Advisory  Agreement  are  identical  to those of the corresponding  Current  Advisory  Agreement,  except  for  the  management  fees payable,  which  have  been  increased  by 25 basis  points to  account  for the transfer of the  administrative/shareholder  reimbursements  from the Rule 12b-1 fee to the unified  management fee, and the effective and termination dates. The
New  Advisory  Agreement  will  continue  in  effect  from  year to year if such continuance is approved for the Funds at least  annually in the manner  required by the 1940 Act and the rules and regulations  thereunder.  Please see Exhibit C for the current rate of compensation paid under the Current Advisory  Agreements for each  Advisor  Fund and the pro forma fees to be paid under the New Advisory
Agreements after giving effect to the Change In Fee Structure Proposal.

     ADVISORY SERVICES

     The  services to be provided by the Advisor to the Advisor  Funds under the
New Advisory Agreement will be identical to those services that were provided by the Advisor  under the Current  Advisory  Agreement.  Both the Current  Advisory
Agreement  and the New Advisory  Agreement  provide that the Advisor  will:  (i)
decide what  securities  to buy and sell for each Advisor  Fund's  portfolio and
(ii) select brokers and dealers to carry out portfolio  securities  transactions for each Advisor Fund.

     EXPENSES

     The  provisions  of the  New  Advisory  Agreement  regarding  expenses  are identical to the provisions of the Current Advisory  Agreement.  Under the terms of the Current Advisory  Agreement and the New Advisory  Agreement,  the Advisor
will   bear  all   expenses   incurred   by  it  in  the   performance   of  its
responsibilities.  Each Advisor Fund is  responsible  for custody fees and other charges and expenses of each Advisor Fund's  operations  such as compensation of the  Independent  Directors,  independent  accountants  and legal counsel of the
Independent Directors.

     COMPENSATION

     The following table shows the aggregate  amount paid by each Fund under the unified  management  fee and Rule 12b-1 fee for 2006,  and the aggregate  amount that would have been paid if the proposed unified  management fee and Rule 12b-1 fee had been in effect during 2006.

FUND              BEFORE        AFTER ADVISOR  NET $ CHANGE   BEFORE RULE   AFTER RULE     NET DECREASE     TOTAL NET
                  ADVISOR FEE   FEE CHANGE     AND NET %      12B-1         12B-1          IN RULE 12B-1    CHANGE IN
                  CHANGE                       CHANGE         DECREASE      DECREASE       FEES             FEES
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
EQUITY INCOME     $6,575,479     $8,848,950     $2,273,471     $4,546,942    $2,273,471     ($2,273,471)        $0

                                                    34.57%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
LARGE COMPANY       $882,830     $1,260,195       $377,365       $754,730      $377,365       ($377,365)        $0
VALUE
                                                    42.74%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
MID CAP VALUE        $25,114        $33,485         $8,371        $16,742        $8,371         ($8,371)        $0

                                                    33.33%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
REAL ESTATE       $2,092,355     $2,675,475       $583,120     $1,166,240      $583,120       ($583,120)        $0

                                                    27.87%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
SMALL CAP VALUE   $4,059,299     $5,074,939     $1,015,640     $2,031,280    $1,015,640     ($1,015,640)        $0

                                                    25.02%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
VALUE             $1,760,286     $2,353,165       $592,879     $1,185,758      $592,879       ($592,879)        $0

                                                    33.68%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
LEGACY FOCUSED        $1,108         $1,434           $326           $652          $326           ($326)        $0
LARGE CAP
                                                    29.42%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
LEGACY LARGE CAP      $1,053         $1,363           $310           $620          $310           ($310)        $0

                                                    29.44%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
LEGACY MULTI CAP        $838         $1,071           $233           $466          $233           ($233)        $0

                                                    27.80%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
BALANCED            $101,630       $140,719        $39,089        $78,178       $39,089        ($39,089)        $0

                                                    38.46%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
CAPITAL VALUE       $132,429       $171,426        $38,997        $77,994       $38,997        ($38,997)        $0

                                                    29.45%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
GROWTH              $617,883       $824,347       $206,464       $412,928      $206,464       ($206,464)        $0

                                                    33.41%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
HERITAGE            $304,745       $406,327       $101,582       $203,164      $101,582       ($101,582)        $0

                                                    33.33%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
SELECT              $195,940       $261,253        $65,313       $130,626       $65,313        ($65,313)        $0

                                                    33.33%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
ULTRA             $3,929,672     $5,268,710     $1,339,038     $2,678,076    $1,339,038     ($1,339,038)        $0

                                                    34.08%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
VISTA             $1,645,575     $2,194,100       $548,525     $1,097,050      $548,525       ($548,525)        $0

                                                    33.33%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
STRATEGIC         $1,170,818     $1,569,615       $398,797       $797,594      $398,797       ($398,797)        $0
CONSERVATIVE
                                                    34.06%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
STRATEGIC         $3,348,501     $4,397,162     $1,048,661     $2,097,322    $1,048,661     ($1,048,661)        $0
MODERATE
                                                    31.32%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
STRATEGIC         $3,030,044     $3,843,878       $813,834     $1,627,668      $813,834       ($813,834)        $0
AGGRESSIVE
                                                    26.86%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
EMERGING MARKETS     $76,363        $88,762        $12,399        $24,798       $12,399        ($12,399)        $0

                                                    16.24%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
GLOBAL GROWTH        $53,789        $66,596        $12,807        $25,614       $12,807        ($12,807)        $0

                                                    23.81%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
INTERNATIONAL           $298           $362            $64           $128           $64            ($64)        $0
DISCOVERY
                                                    21.48%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
INTERNATIONAL     $3,048,835     $3,811,418       $762,583     $1,525,166      $762,583       ($762,583)        $0
GROWTH
                                                    25.01%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
LIFE SCIENCES         $1,744         $2,107           $363           $726          $363           ($363)        $0

                                                    20.81%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------
TECHNOLOGY            $1,522         $1,826           $304           $608          $304           ($304)        $0

                                                     19.97%
---------------- -------------  -------------  -------------  ------------- -------------  -------------  -------------

         ADVISORY SERVICES TO OTHER FUNDS

     The following table provides  information  regarding mutual funds for which the Advisor provides investment advisory services and have investment objectives and  strategies  that are  similar  to those of the  Advisor  Funds.  All of the information below is provided for the calendar year ended December 31, 2006.

----------------------- --------------------- -------------------- --------------------- ------------------
                                                                                         EFFECTIVE
                                                                                         MANAGEMENT FEE (AS
                                                                                         A PERCENTAGE OF
                                              YTD AVERAGE NET        ACTUAL MANAGEMENT   AVERAGE DAILY NET
FUND                    SUB-ADVISOR           ASSETS ($)             FEE                 ASSETS)(%
-----------------------------------------------------------------------------------------------------------
The following funds are managed pursuant to a similar investment strategy as Growth.
----------------------- --------------------- -------------------- --------------------- ------------------
Principal Partners               ACIM            $844,555,902            $3,047,456             0.361%
LargeCap Growth Fund
II
----------------------- --------------------- -------------------- --------------------- ------------------
Principal Partners
Large Cap Growth
Fund(1)                          ACIM             $36,981,903              $131,588             0.356%
-----------------------------------------------------------------------------------------------------------
The following fund is managed pursuant to a similar investment strategy as Select.
----------------------- --------------------- -------------------- --------------------- ------------------
ING American Century             ACIM            $366,842,595            $1,463,143             0.399%
Select Portfolio
-----------------------------------------------------------------------------------------------------------
The following funds are managed pursuant to a similar investment strategy as Vista.
----------------------- --------------------- -------------------- --------------------- ------------------
RiverSource                      ACIM            $248,213,334            $1,138,389             0.459%
Aggressive  Growth
----------------------- --------------------- -------------------- --------------------- ------------------
John Hancock Vista
Fund                             ACIM            $119,163,755              $532,977             0.447%
----------------------- --------------------- -------------------- --------------------- ------------------
John Hancock Vista
Trust                            ACIM             $93,094,447              $416,263             0.447%
-----------------------------------------------------------------------------------------------------------
The following funds are managed pursuant to a similar investment strategy as Balanced.
----------------------- --------------------- -------------------- --------------------- ------------------
AST American Century             ACIM            $185,304,220              $697,132             0.376%
Strategic Balanced
Portfolio(2)
----------------------- --------------------- -------------------- --------------------- ------------------
Strategic Partners
Balanced Fund                    ACIM             $98,215,264              $368,008             0.375%
-----------------------------------------------------------------------------------------------------------
The following fund is managed pursuant to a similar investment strategy as International Growth.
----------------------- --------------------- -------------------- --------------------- ------------------
VALIC International             ACGIM            $252,147,352            $1,628,087             0.646%
Growth I Fund
-------------------------------------------------------------------------------------------------------------
The following fund is composed of multiple asset slices managed by a number of investment managers.  Two of these asset slices are managed by ACIM.  One slice is managed pursuant to a similar investment strategy as
International Opportunities.  The other slice is managed pursuant to a similar investment strategy as
International Discovery.
----------------------- --------------------- -------------------- --------------------- --------------------
Laudus International            ACGIM            $392,671,833(3)         $3,153,076             0.803%
MarketMasters Fund
-------------------------------------------------------------------------------------------------------------
The following fund is managed pursuant to a similar investment strategy to Mid Cap Value.
----------------------- --------------------- -------------------- --------------------- --------------------
MML Mid Cap Value Fund           ACIM            $213,590,319              $943,270             0.442%
-------------------------------------------------------------------------------------------------------------
The following fund is managed by ACIM pursuant to two distinct investment strategies.  One slice of the fund's assets is managed pursuant to a similar investment strategy as Small Cap Value.  The other slice of the fund's assets is managed pursuant to a similar investment strategy as Mid Cap Value.
----------------------- --------------------- -------------------- --------------------- --------------------
ING American Century             ACIM            $113,114,250              $704,067(4)          0.622%(4)
Small-Mid Cap Value
Portfolio
-------------------------------------------------------------------------------------------------------------
The following funds are managed  (or in some cases, a particular slice of the assets of a fund is managed)
pursuant to a similar investment strategy as Large Company Value.
----------------------- --------------------- -------------------- --------------------- --------------------
TA IDEX American                 ACIM            $291,110,198            $1,247,793             0.429%
Century Large Company
Value
----------------------- --------------------- -------------------- --------------------- --------------------
Partners Large Cap
Value Fund II                    ACIM            $221,407,083              $875,093             0.395%
----------------------- --------------------- -------------------- --------------------- --------------------
VALIC Core Value                 ACIM            $233,377,043            $1,007,807             0.432%
----------------------- --------------------- -------------------- --------------------- --------------------
AEGON American
Century Large Company
Value                            ACIM            $126,428,646              $544,617             0.431%
----------------------- --------------------- -------------------- --------------------- --------------------
ING American Century
Large Company Value
Portfolio                        ACIM            $105,810,629              $422,094             0.399%
----------------------- --------------------- -------------------- --------------------- --------------------
Principal Equity
Value Account                    ACIM              $4,990,915               $19,598             0.393%
-------------------------------------------------------------------------------------------------------------
The following fund is managed pursuant to a similar investment strategy as Ultra.
----------------------- --------------------- -------------------- --------------------- --------------------
VALIC Ultra Fund                 ACIM            $647,931,776            $3,376,635             0.521%
----------------------- --------------------- -------------------- --------------------- --------------------

(1)  THE  PRINCIPAL  PARTNERS  LARGECAP  GROWTH FUND  MERGED WITH THE  PRINCIPAL
     PARTNERS LARGECAP GROWTH FUND II ON JANUARY 12, 2007.

(2)  EFFECTIVE  MAY 1,  2007,  THE FUND  WILL  IMPLEMENT  A  REVISED  INVESTMENT
     STRATEGY  AND  CHANGE  ITS  NAME  TO THE  AST  AMERICAN  CENTURY  STRATEGIC
     ALLOCATION PORTFOLIO. THE ADVISOR WILL CONTINUE TO MANAGE THE ASSETS OF THE
     FUND  FOLLOWING THE CHANGE BUT WILL EMPLOY AN INVESTMENT  MANAGEMENT  STYLE
     SIMILAR TO THAT OF AMERICAN CENTURY STRATEGIC ALLOCATION: MODERATE.

(3)  FUND ASSETS ARE MANAGED BY A NUMBER OF INVESTMENT MANAGERS.  ONLY ASSETS OF
     THE FUND MANAGED BY THE ADVISOR ARE INCLUDED.

(4)  ACIM  WAIVED A PORTION  OF ITS  MANAGEMENT  FEE  DURING  THE  PERIOD  ENDED
     DECEMBER 31,  2006.  WITHOUT THIS  WAVIER,  THE ACTUAL  MANAGEMENT  FEE AND
     EFFECTIVE  MANAGEMENT FEE PAID TO ACIM BY THE FUND WOULD HAVE BEEN $646,057
     AND 0.571% RESPECTIVELY.

     BASIS FOR THE BOARDS' APPROVAL OF THE NEW ADVISORY AGREEMENTS

At meetings held on November 29, 2006 and March 7, 2007,  the Boards,  including the Independent Directors,  considered and approved the proposed increase to the unified  management  fee of the Advisor  Class  shares of the Advisor  Funds and accordingly  approved the New Advisory  Agreements  for each  Advisor  Fund.  In approving  the New Advisory  Agreements,  the Boards  considered  the  following factors:

o    that the  increase  in the  unified  management  fee is being  proposed  in connection  with a  simultaneous  decrease  in the Rule  12b-1  fees of the
     Advisor Class;

o    that there will not be any change in the total expense ratio of the Advisor
     Class as a result of the increase in the unified management fee;

o    that if the proposed New Advisory  Agreements are approved by  shareholders of the Advisor Class of Equity Income,  Real Estate,  Heritage,  Ultra, and
     Emerging  Markets it is  anticipated  that the Advisor Class shares will be renamed A Class shares,  which would result in a front-end sales load being added to the  class;  but would also  result in the load  being  waived for current  shareholders  of the  Advisor  Class who  purchase  future A Class shares through the same accounts; and

o    that the increase in the unified  management  fee of the Advisor Class will make the class fee  structure  more  consistent  with the fee  structure of other share classes of the American Century Funds and industry practice.

At the  meetings,  after  considering  all  information  presented,  the Boards, including the Independent  Directors,  approved each New Advisory Agreements and determined to recommend that shareholders  approve the New Advisory  Agreements.
No single  factor was  determinative  in the  Boards'  analysis.  The  following summary describes the most important,  but not all, of the factors considered by the Boards.

     SERVICES TO BE PROVIDED

     The Boards  considered the services to be provided in consideration for the
25 basis point increase in the unified management fee. The Boards noted that the administrative/shareholder  services  provided in consideration for the 25 basis points would not change. Instead the  administrative/shareholder  services would now be paid as part of the unified management fee instead of the Rule 12b-1 fee.
Such services may include providing  individual and custom  investment  advisory services to clients of financial  intermediaries as well as  recordkeeping,  and administrative  services  for  clients  that would  otherwise  be  performed  by
American Century's transfer agent. In some  circumstances,  the Advisor will pay such service providers a fee for performing these services.

     COSTS AND PROFITABILITY

     The Boards did not request any specific information  regarding the costs of the services to be provided in  consideration  of the 25 basis point increase in the  unified  management  fee  because the Boards had  previously  reviewed  the
nature,    scope   and   costs    associated   with   the   provision   of   the
administrative/shareholder  services  as part of its  approval of the Rule 12b-1 plan on behalf of the  Advisor  Funds.  The Boards had  previously  found the 25 basis  point fee for  administrative/shareholder  services to be  reasonable  in light of the scope and nature of the services provided.

     BENEFITS TO THE ADVISOR

     The Boards considered the information  presented  regarding the benefits to the Advisor  from the increase in the unified  management  fee. The Boards noted
that the 25 basis point increase in the unified management fee would be paid out
by   the    Advisor    to   the    financial    intermediary    providing    the
administrative/shareholder  services to the beneficial owner of the shares.  The increased  fee would only be  retained  by the Advisor to the extent that it was providing  the  administrative/shareholder  services on behalf of  shareholders.
Currently,  the  Advisor  retains  the fee only to the  extent it  provides  the administrative/shareholder  services on behalf of shareholders.  There would not be a net change the amount the Advisor retains.

     ECONOMIES OF SCALE

     The Boards  considered  that the total  expense  ratio of the Advisor Class would not change as a result of the increase in the unified  management  fee due to the corresponding  decrease in the Rule 12b-1 fee. The Boards considered that
it  was  necessary  to  pay  financial   intermediaries   a  fee  for  providing
administrative/shareholder services to shareholders and that the payment of such a fee by the Advisor Funds could help them  increase  their assets and therefore potentially enable shareholders to realize future economies of scale. The Boards recognized,  however, that the proposal would not increase payments to financial intermediaries.

     Additional information regarding the factors the Boards considered in their annual renewal of advisory contracts on behalf of the Advisor Funds can be found in the report to  shareholders  for each  respective  Advisor Fund. To request a report of a Fund please call the following number: 1-800-345-2021.

         AFFILIATED BROKERAGE

     American Century Investment Services,  Inc., the Funds' distributor and the
Advisor are wholly owned,  directly or indirectly,  by ACC. JPMorgan Chase & Co.
(JPM) is an equity investor in ACC. The funds paid J.P.  Morgan  Securities Inc.
(JPMS), and JP Morgan Cazenove Limited (JPMC), subsidiaries of JPM, the following brokerage commissions:

FUND                  FISCAL YEAR END  AGGREGATE AMOUNT OF COMMISSIONS   PERCENTAGE OF AGGREGATE BROKERAGE
                                         PAID TO AFFILIATED BROKERS    COMMISSIONS PAID TO AFFILIATED BROKER
-------------------------------------------------------------------------------------------------------------
                                           JPMS            JPMC(1)           JPMS             JPMC(1)
-------------------------------------------------------------------------------------------------------------
Select                    10/31/06        $51,195           N/A              0.78%              N/A
-------------------------------------------------------------------------------------------------------------
Vista                     10/31/06        $32,570           N/A              0.64%              N/A
-------------------------------------------------------------------------------------------------------------
Strategic Allocation:     11/30/06        $2,473           $39.17            0.57%             0.01%
Conservative
-------------------------------------------------------------------------------------------------------------
Strategic Allocation:     11/30/06        $56,644         $253.38            2.26%             0.01%
Moderate
-------------------------------------------------------------------------------------------------------------
Strategic Allocation:     11/30/06        $45,525         $236.70            2.30%             0.01%
Aggressive
-------------------------------------------------------------------------------------------------------------
Emerging Markets          11/30/06       $184,409           $919             6.32%             0.03%
-------------------------------------------------------------------------------------------------------------
Global Growth             11/30/06        $3,429            $400             0.49%             0.06%
-------------------------------------------------------------------------------------------------------------
International             11/30/06       $289,630         $13,323            3.45%             0.16%
Discovery
-------------------------------------------------------------------------------------------------------------
International Growth      11/30/06       $175,560          $1,720            2.45%             0.02%
-------------------------------------------------------------------------------------------------------------
Technology                11/30/06        $19,768            $0              1.86%               0%
-------------------------------------------------------------------------------------------------------------
Large Company Value      12/31/2006        $464             N/A              0.18%              N/A
-------------------------------------------------------------------------------------------------------------
Mid Cap Value            12/31/2006        $744             N/A              0.20%              N/A
-------------------------------------------------------------------------------------------------------------
Small Cap Value          12/31/2006       $2,400            N/A              0.08%              N/A
-------------------------------------------------------------------------------------------------------------
Value                    12/31/2006        $959             N/A              0.03%              N/A
-------------------------------------------------------------------------------------------------------------

(1) JPMC BECAME A SUBSIDIARY OF JPM ON FEBRUARY 1, 2005.

     SHAREHOLDER APPROVAL

     Proposal 2, the approval of the change to the Advisor Class fee  structure, must be  approved  in  accordance  with  Section  15(a) of the 1940  Act,  which requires  the  approval  of the  lesser of (i) more than 50% of the  outstanding shares of the  applicable  Class or (ii) 67% or more of the shares of that Class present or  represented  by proxy at the Meeting if more than 50% of such shares are present or represented by proxy.  The  shareholders  of the Advisor Class of each of the Advisor Funds will vote separately on Proposal 2.

       THE DIRECTORS OF THE ADVISOR FUNDS RECOMMEND THAT THE SHAREHOLDERS
                OF THE ADVISOR CLASS OF EACH ADVISOR FUND VOTE TO
              APPROVE THE CHANGE TO THE ADVISOR CLASS FEE STRUCTURE

                                   PROPOSAL 3

       APPROVAL OF AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF REAL ESTATE

     OVERVIEW AND RELATED INFORMATION

     At its meeting on November 29, 2006, the Board of American  Century Capital
Portfolios,  Inc. approved a proposal to amend the investment  objective of Real
Estate. Real Estate's  investment  objective is a fundamental policy and may not be changed without  shareholder  approval.  The current  fundamental  investment
objective   of  the  Fund  states  that  "The  fund  seeks   long-term   capital
appreciation.  Income is a secondary  objective." This investment  objective has been in effect since the Fund's  inception in September 1995. The Board proposes to amend the fundamental investment objective to state that "The fund seeks high total  investment  return  through a  combination  of capital  appreciation  and current income."

     The goal of this proposal is to modify Real Estate's fundamental investment objective so that it does not identify  capital  appreciation  as "primary"  and income as  "secondary"  objectives.  If approved,  Real Estate's new  investment objective  will be to seek both capital  appreciation  and  production of income while  not  emphasizing  one over the  other.  Whether  or not the  proposal  is approved,  it is  anticipated  that Real Estate will  continue  its  subadvisory relationship with J.P. Morgan Investment  Management,  Inc. (the  "Subadvisor").
The Subadvisor does not expect that the change in the Real Estate's  fundamental investment  objective will (1) materially affect its investment strategy for the day-to-day  management  of the Fund; or (2)  materially  change the risk factors applicable to the Fund.

     INVESTMENT STRATEGY

     Real Estate invests at least 80% of its assets in equity  securities issued by real estate  investment  trusts  ("REITs") and companies  engaged in the real estate industry.  A REIT invests  primarily in  income-producing  real estate or makes loans to persons involved in the real estate industry.  Equity  securities include common stock,  preferred stock, and equity equivalent securities such as
convertible   securities,   stock  futures  contracts  or  stock  index  futures
contracts.  A company  is  considered  to be a real  estate  company  if, in the opinion  of the  Fund's  portfolio  managers  (the  "PMs"),  at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction,  management or sale of real  estate.  The PMs look  for real  estate  securities  that  they believe  will  provide  superior  returns.  The PMs  attempt to focus the Fund's investments  on real estate  companies  and REITs with the  potential  for stock price appreciation, plus strong growth of cash flow to investors.

     Some REITs,  called equity REITs,  buy real estate,  and investors  receive income  from  the  rents  received  and  from  any  profits  on the  sale of its
properties.   Other  REITs,  called  mortgage  REITs,  lend  money  to  building developers  and other real estate  companies,  and receive  income from interest paid on those loans.  There are also hybrid  REITs,  which engage in both owning real estate and making loans.  If a REIT meets certain  requirements,  it is not taxed on the income it distributes to its investors.

     The PMs' real estate securities  investment philosophy is that consistently excellent  investment  results can be achieved  through superior stock selection
(based on both  public  equity and  private  real  estate  market  factors)  and risk-managed  portfolio  construction.  The  PMs  use a  disciplined  investment process to manage the Fund,  focusing on stock  selection  rather than sector or theme bets. The portfolio  management  process relies on a continuous  screen of the target universe of investments to identify  companies  exhibiting  financial strength,  and  operating  returns and growth  prospects  that are  attractively priced at any given  time.  This  process  also helps the PMs sell the stocks of companies whose fundamentals are no longer attractively priced.

     The PMs  evaluate  each  company's  ability to  generate  earnings  over an earnings cycle,  not just for the next one or two years.  The PMs focus research efforts on determining the normalized earnings and earnings growth of a company, from which they  determine if the  company's  current  price fully  reflects its long-term value.

     PRINCIPAL RISKS

     An  investment  in the Fund may be  subject  to many of the same risks as a direct investment in real estate.  This is due to the fact that the value of the
Fund's  investments may be affected by the value of the real estate owned by the companies  in  which  it  invests.  These  risks  include  changes  in  economic
conditions,   interest   rates,   property   values,   property  tax  increases,
overbuilding and increased competition,  environmental contamination, zoning and natural disasters.

     Because the Fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader  range of  industries.  In addition,  market  performance  tends to be cyclical and, in the various cycles,  certain  investment styles may fall in and out of favor. If the market is not favoring the Fund's style,  its gains may not be as big as, or its  losses  may be  bigger  than,  other  equity  funds  using different investment styles.

     To the extent the Fund  invests in  mortgage  REITs,  it will be subject to credit risk and  interest  rate risk with respect to the loans made by the REITs in which it invests.  Credit risk is the risk that the borrower will not be able to make  interest and  principal  payments on the loan to the REIT when they are due.  Interest  rate risk is the risk that a change in the  prevailing  interest rate  will  cause the  value of the loan  portfolio  held by the REIT to rise or fall. Generally,  when interest rates rise, the value of the loan portfolio will decline.  The opposite is true when interest rates decline.  The degree to which interest rate changes affect the Fund's performance varies and is related to the specific  characteristics  of the loan portfolios of the mortgage REITs in which the Fund invests.

     The Fund is classified as nondiversified.  Because it is nondiversified, it may hold  large  positions  in a small  number of  securities.  To the extent it maintains such  positions,  the price change in any one of those  securities may have a greater impact on the Fund's share price than if it were diversified.

     Although  the PMs  intend to invest  the Fund's  assets  primarily  in U.S.
securities,  the Fund may  invest  in  foreign  securities.  Foreign  investment involves  additional risks,  including  fluctuations in currency exchange rates, less stable political and economic  structures,  reduced  availability of public information,  and lack of uniform financial  reporting and regulatory  practices similar to those that apply in the United  States.  These factors make investing in foreign securities generally riskier than investing in U.S. securities.

     The value of the Fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities the Fund owns will go up and down  depending on the  performance  of the  companies  that issued them, general market and economic conditions and investor confidence.

     At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the Fund.

     REASONS FOR THE PROPOSED CHANGE

     As of December 31, 2006,  approximately 91.4% of the Fund's investments was invested  in REITs.  The  structure  of REITs  requires  that a REIT  distribute substantially  all its taxable  income to  shareholders  in order to retain REIT status.  Because of these  distributions,  REITs  must  frequently  revisit  the capital  markets  seeking the cash  needed to fund their  capital  growth.  REIT investments have generally been viewed as income generating investments, because of their inability to grow capital internally.

     However,  over the past few years, the real estate market has experienced a high  level of capital  growth.  As a result,  Real  Estate  has  experienced  a similarly high level of appreciation  of the assets in its portfolio,  including its REIT investments. During this time period, much of the gains recorded by the
Fund have been a result of capital  appreciation of portfolio assets  (including
REITs) as opposed to income generated from REIT or other investments.

     However,  it is not  possible to predict with any  certainty  how long this trend will continue.  In the event that the real estate market does not continue to appreciate at its current rate, or begins to  depreciate,  it may  negatively impact the Fund if it  continues  to  emphasize  capital  appreciation  over the production of current income. The new investment objective,  if approved,  would permit the Fund's PMs to seek a total return through the appropriate combination of capital  appreciation and current income, as dictated by then-existing market conditions.  The Fund's  Advisor,  Subadvisor  and  Directors  believe that this approach is more  flexible and is a better  reflection  of the type of return an investor in a real estate mutual fund should expect,  given the income producing nature of REITs in which the Fund primarily invests.

     SHAREHOLDER APPROVAL

     Proposal 3, the approval of the modified Real Estate investment  objective, must be approved in  accordance  with  Section  13(a)(3) of the 1940 Act,  which requires  the  approval  of the  lesser of (i) more than 50% of the  outstanding shares  of the Fund or (ii) 67% or more of the  shares  of the Fund  present  or represented  by proxy at the Meeting if more than 50% of such shares are present or represented by proxy.

      THE DIRECTORS OF AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. RECOMMEND
                 THAT THE SHAREHOLDERS OF THE REAL ESTATE FUND
            VOTE TO APPROVE THE AMENDMENT TO THE INVESTMENT OBJECTIVE

                                   PROPOSAL 4

            APPROVAL OF A NEW SUBADVISORY AGREEMENT FOR EQUITY INDEX

     OVERVIEW AND RELATED INFORMATION

     The current  subadvisor  for Equity Index,  Barclay's  Global Fund Advisors
("Barclays"),  recently  informed the Advisor that in light of Barclays' current business model,  Barclays is not interested in continuing to provide subadvisory services to Equity  Index.  Barclays  currently  serves as  subadvisor to Equity
Index pursuant to a subadvisory  contract between Barclays and the Advisor dated
May 1, 2001 (the "Old Subadvisory Agreement").

     Upon  notification  by Barclays of its  decision to  discontinue  providing subadvisory  services  to Equity  Index,  the Advisor  formed a  committee  (the
"Committee") to solicit bids for a replacement  subadvisor to Equity Index.  The
Committee  issued a formal Request for Proposal to four  potential  subadvisors, including Northern Trust Investments,  N.A. ("Northern Trust").  After receiving responses from the four  subadvisors,  the Committee  invited Northern Trust and one other finalist to make in-person  presentations.  The Advisor also submitted
subadvisory   contract   proposals   to  the  two   finalists.   After   careful
consideration,  the Board voted to approve, and recommends to Shareholders,  the new subadvisory  agreement ("New Subadvisory  Agreement") between Northern Trust and the Advisor.

     INFORMATION REGARDING THE CURRENT SUBADVISOR AND THE PROPOSED SUBADVISOR

     Barclays,  located at 45 Fremont St., San Francisco,  California  94105, is
wholly owned by Barclays Global Investors,  N.A. Barclays Global Investors, N.A.
is a majority owned  subsidiary of Barclays Bank PLC. The following  table lists the names,  positions,  and principal  occupations of the Barclays directors and principal executive officers:

------------------ ---------------------------- ---------------------------------------
       NAME        POSITION WITH BARCLAYS             PRINCIPAL OCCUPATION

------------------ ---------------------------- ---------------------------------------
Blake R. Grossman  Chairman and Chief Executive Chairman of the Board, Chief Executive
                   Officer                      Officer - Barclays Global Fund Advisors
------------------ ---------------------------- ---------------------------------------
Rohit Bhagat       Director
------------------ ---------------------------- ---------------------------------------
Lee Kranefuss      Director
------------------ ---------------------------- ---------------------------------------

The address of the Barclays  directors  and  principal  executive  officer is 45
Fremont St., San Francisco, California 94105.

     Northern Trust is a wholly-owned  subsidiary of The Northern Trust Company, an Illinois state  chartered  bank.  The Northern  Trust Company,  in turn, is a wholly-owned  subsidiary of Northern  Trust  Corporation,  a multi-bank  holding company that delivers  trust,  investment and banking  services to  individuals, corporations and  institutions.  Northern Trust  Corporation is a public company headquartered in the United States at 50 South LaSalle Street, Chicago, Illinois
60603 and trades on the NASDAQ  under the ticker  symbol  NTRS.  Northern  Trust
Corporation is the ultimate  parent of Northern Trust. As of September 30, 2006,
Northern   Trust   employees,   retirees  and   directors   beneficially   owned
approximately 17% of the Corporation's common stock.

     The following table lists the names,  positions,  and principal occupations of the Northern Trust directors and principal executive officers:

-------------------------- -------------------------------- -------------------------------------------
     NAME AND ADDRESS      POSITION WITH NORTHERN TRUST              PRINCIPAL OCCUPATION
-------------------------- -------------------------------- -------------------------------------------
Orie L. Dudley, Jr.        Executive Vice President & Chief Chief Investment Officer - oversees
                           Investment Officer, Northern     Portfolio Management Activities.
                           Trust Corporation
-------------------------- -------------------------------- -------------------------------------------
Mark Gossett, CFA          Senior Vice President, The       Chief Operating Officer for Northern Trust
                           Northern Trust Company           Global Investments
-------------------------- -------------------------------- -------------------------------------------
William Huffman, Jr., CPA  Chairman, President & CEO,       Chairman, President & CEO, Northern Trust
                           Northern Trust Global Advisors   Global Advisors
-------------------------- -------------------------------- -------------------------------------------
Lyle Logan                 Executive Vice President, The    Managing Director, Institutional Sales and
                           Northern Trust Company           Client Servicing for Northern Trust Global
                                                            Investments
-------------------------- -------------------------------- -------------------------------------------
Duane Rocheleau            Senior Vice President, The       Senior Vice President and Managing Director
                           Northern Trust Company           with Northern Trust Global Investments
-------------------------- -------------------------------- -------------------------------------------
Terence J. Toth            Executive Vice President,       President of Northern Trust Global
                           Northern Trust Corporation       Investments
-------------------------- -------------------------------- -------------------------------------------
Mark Van Grinsven          Senior Vice President, The       Head, Global Securities Lending
                           Northern Trust Company
-------------------------- -------------------------------- -------------------------------------------
Michael A. Vardas, CFA     Chairman, President & CEO,       Chairman, President & CEO, Northern Trust
                           Northern Trust Global Advisors   Quantitative Management
-------------------------- -------------------------------- -------------------------------------------
Lloyd A. Wennlund          Executive Vice President, The    President, Northern Trust Securities, Inc.,
                           Northern Trust Company           President, Northern Funds and Northern
                                                            Institutional Funds.
                                                            Head of Product Management, Northern Trust
                                                            Global Investments
-------------------------- -------------------------------- -------------------------------------------

The address of the Northern Trust directors and principal  executive officers is
50 South LaSalle St., Chicago, IL 60675.

COMPARISON  OF  THE  CURRENT  SUBADVISORY  AGREEMENT  AND  THE  NEW  SUBADVISORY
AGREEMENT

     The Directors of American Century Capital Portfolios, Inc. approved the New
Subadvisory  Agreement at a meeting held on November 29, 2006.  The terms of the
New  Subadvisory  Agreement  are  generally  similar  to those  found in the Old
Subadvisory Agreement.  If approved, the New Subadvisory Agreement will continue in effect so long as such continuance is approved at least annually by the Board or by a vote of a majority of Equity Index's outstanding voting shares, provided that in either event the  continuance is approved by a majority of the Board who are not  "interested  persons,"  as that term is defined in the 1940 Act, of any party to the New Subadvisory Agreement.  For a complete understanding of the New
Subadvisory  Agreement,  please refer to the form of New  Subadvisory  Agreement provided in Exhibit D. The following  paragraphs  briefly discuss some important provisions contained in the New Subadvisory Agreement.

     ADVISORY SERVICES

     The  services  provided  by  Northern  Trust to Equity  Index under the New
Subadvisory Agreement will be substantially similar to those previously provided by Barclays under the Old Subadvisory  Agreement.  Both agreements  provide that the subadvisor will: (i) make investment  decisions for the Equity Index fund in accordance  with  its  investment  objective  and  policies  as  stated  in  its prospectus  and  statement  of  additional  information  and with  such  written guidelines as the Advisor may provide to the subadvisor; (ii) place purchase and sale orders on behalf of Equity  Index;  (iii)  maintain  books and records with respect to the  securities  transactions  of Equity Index;  and (iv) furnish the
Board such regular and special reports with respect to the fund as the Board may reasonably  request.  The subadvisor will also supervise the fund's  investments and conduct a continual  program of investment,  evaluation and if  appropriate, sale and reinvestment of the fund's assets.

     EXPENSES

     The  provisions of the New  Subadvisory  Agreement  regarding  expenses are substantially  similar  to those of the Old  Subadvisory  Agreement.  Under both agreements,  the subadvisor  agrees to pay its  organizational,  operational and business  expenses  but is not  obligated  to pay any expenses of the Advisor or
Equity  Index  such as  brokerage  fees,  commissions  in  connection  with  the execution of securities  transactions,  taxes,  interest and custodian  fees and expenses.

     COMPENSATION

     The fees to be paid to Northern Trust under the New  Subadvisory  Agreement are  slightly  lower than the fees paid to  Barclays  under the Old  Subadvisory
Agreement.  Northern  Trust will receive a fee equal to two basis points (0.02%)
on the first  $500,000,000 of assets in the fund, and one basis point (0.01%) on all  amounts  in excess of  $500,000,000  under the New  Subadvisory  Agreement.
Barclays  receives  a fee  equal  to five  basis  points  (0.05%)  on the  first
$200,000,000  of assets  in the  fund,  two  basis  points  (0.02%)  on the next
$300,000,000 and one basis point (0.01%) on any amount in excess of $500,000,000 under the Old  Subadvisory  Agreement.  The fees will continue to be paid by the
Advisor out of the management fee it receives from Equity Index. Under the terms of the  New  Subadvisory  Agreement,  the  Advisor  will  pay  Northern  Trust a management  fee  payable  monthly in arrears on the first  business  day of each month.

     LIABILITY OF NORTHERN TRUST

     The New  Subadvisory  Agreement  provides that  Northern  Trust will not be liable  to the  Equity  Index  fund for any  loss due  solely  to a  mistake  of investment judgment.  However,  Northern Trust will be liable for any loss which is incurred by reason of an act or omission of its employee,  partner,  director or affiliate, if such act or omission involves a willful misfeasance,  bad faith or gross negligence,  or breach of its duties or obligations whether such duties are express or implied.

     ADDITIONAL INFORMATION ABOUT NORTHERN TRUST

     In addition to serving as the  investment  subadvisor  to the Equity  Index fund,  Northern  Trust also serves as subadvisor  to the following  mutual funds having similar investment objectives to the Equity Index fund:

-------------------------------------- -------------------------- --------------------------------------
Fund Name                              Assets Under Management    Northern Trust's Rate of Compensation
-------------------------------------- -------------------------- --------------------------------------
DWS S&P 500 Index Fund                 $2,616 million             First $2 Billion, 2 basis points
                                                                  (0.02%); next $1.5 Billion, 1 basis
                                                                  point (0.01%); balance, 0.5 basis
                                                                  point (0.005%)
-------------------------------------- -------------------------- --------------------------------------
Guidestone Equity Index Fund           $561 million at 12/13/06   First $100 million, 4 basis points
                                                                  (0.04%); next $250 million, 2 basis
                                                                  points (0.02%); balance, 0.5 basis
                                                                  point (0.005%)
-------------------------------------- -------------------------- --------------------------------------
MassMutual Select Indexed Equity Fund  $2,259 million at 12/13/06 First $1 Billion, 1 basis point
                                                                  (0.01%); balance, 0.75 basis points
                                                                  (0.0075%)
-------------------------------------- -------------------------- --------------------------------------
RSI Retirement Trust Core Equity Fund  $59 million at 12/31/06    First $25 million, 16 basis points
                                                                  (0.16%); next $25 million, 10 basis
                                                                  points (0.10%); next $50 million, 6
                                                                  basis points (0.06%); balance, 4
                                                                  basis points (0.04%)
-------------------------------------- -------------------------- --------------------------------------
USAA S&P 500 Index Fund                $3,200 million at 12/31/06 First $1.5 Billion, 2 basis points
                                                                  (0.02%); next $1.5 Billion, 1 basis
                                                                  point (0.01%); balance, 0.5 basis
                                                                  point (0.005%)
-------------------------------------- -------------------------- --------------------------------------

     In connection with providing  investment  subadvisory services to the funds listed  above,  Northern  Trust has not  waived or  reduced  its fees  below the amounts  specified in Northern  Trust's  investment  subadvisory  contracts with these parties.

     BASIS FOR THE BOARD'S APPROVAL OF THE NEW SUBADVISORY AGREEMENT

     The Committee's  Request for Proposal  contained 52 questions on key topics
including:   firm  experience  in  "indexing,"   portfolio  manager  experience,
portfolio  analyst  experience,   research  and  trading  practices,  investment
process, portfolio construction,  portfolio risk management, portfolio managers'
compensation  and  operational  controls  which  included  such  issues as daily valuation,  cash management,  and investment  accounting  systems and processes.
After  receiving   high-quality  responses  from  each  of  the  four  potential subadvisors, the Committee invited Northern Trust and one other finalist to give presentations to the American Century selection committee in Kansas City.

     Based on a variety of criteria,  it was determined  that Northern Trust was better suited for the subadvisory role. Such criteria  included:  a strong track record of performance  in both  historical  tracking  error and raw  performance numbers  compared  to the S&P 500,  the  breadth  of  experience  in index  fund management, sizable subadvisory relationships with companies subject to the 1940
Act, a  commitment  to index  business  evidenced  by a lack of forays  into the
Exchange Traded Funds business,  a thorough vetting of their investment  process and extremely positive reference calls with other mutual fund companies for whom
Northern Trust currently serves as subadvisor.

     The Advisor submitted  subadvisory contract proposals to Northern Trust and one other  finalist.  Northern  Trust  presented  fewer concerns with respect to their commitment by agreeing to comply American Century's stringent requirements for trading practices and soft dollar  arrangements.  The Advisor believes there will be no diminution in the scope and quality of the services  provided between
Northern Trust and Barclays.

     The Board also  compared the services to be rendered and amounts to be paid under the New Subadvisory  Agreement to those under other potential  subadvisory contracts.  The Board  determined  that the fees charged by Northern  Trust were competitive  and  approved  the New  Subadvisor  Agreement  based  in part  upon
Northern Trust's excellent  references and strong track record of performance in advising similar funds.

     SHAREHOLDER APPROVAL

     Proposal 4, the approval of the New Subadvisory Agreement, must be approved in accordance with Section 15(a) of the 1940 Act, which requires the approval of the  lesser of (i) more than 50% of the  outstanding  shares of the Fund or (ii)
67% or more of the  shares of the Fund  present or  represented  by proxy at the
Meeting if more than 50% of such shares are present or represented by proxy.

           THE DIRECTORS OF AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
        RECOMMEND THAT THE SHAREHOLDERS OF THE EQUITY INDEX FUND VOTE TO
                      APPROVE THE NEW SUBADVISORY AGREEMENT

OTHER INFORMATION

     MEETINGS OF SHAREHOLDERS

     The Funds are not  required to hold  annual  shareholder  meetings,  unless required to do so in order to elect directors and for such other purposes as may be prescribed by law or the Funds' Articles of  Incorporation.  Special meetings of the  shareholders  may be called by the  Directors  for the purpose of taking action  upon any  other  matter  deemed  by the  Directors  to be  necessary  or desirable.  A meeting of the shareholders may be held at any place designated by the  Directors.  Written  notice of any  meeting is  required to be given by the
Directors.

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards.  Proxies may be solicited by officers of the Funds, as
well  as  their  affiliates,   employees  and  agents.  In  addition,  financial
intermediaries  may solicit the proxy of the beneficial owners of the shares. It is  anticipated  that the  solicitation  of proxies  will be  primarily by mail,
internet,   telephone,   facsimile  or  personal  interview.   Shareholders  who
communicate  proxies by  telephone  or by other  electronic  means have the same
power  and  authority  to  issue,   revoke  or  otherwise  change  their  voting
instructions  as  shareholders  submitting  proxies in written form.  Telephonic solicitations  will follow  procedures  designed to ensure  accuracy and prevent fraud.  The Advisor or an affiliate  thereof may  reimburse  banks,  brokers and others for their reasonable expenses in forwarding proxy solicitation  materials to  beneficial  owners of Fund shares,  and may  reimburse  certain  officers or employees that it may employ for their  reasonable  expenses in assisting in the solicitation of proxies from such  beneficial  owners.  The expenses  associated with the  Proposals of this Proxy  Statement  will be paid by American  Century.
Such expenses include:  (a) expenses  associated with the preparation and filing of this Proxy  Statement;  (b) postage;  (c) printing;  (d) accounting fees; (e)
legal fees incurred in the preparation of the Proxy Statement;  (f) solicitation costs; and (g) other related  administrative or operational costs. Such expenses are currently estimated to be approximately $5.6 million in the aggregate.

     DATE, TIME AND PLACE OF MEETING

     The  Meeting  will  be held on June  27,  2007 at the  principal  executive offices of American Century,  4500 Main Street,  Kansas City, Missouri 64111, at
10:00 a.m., Central Time.

     USE AND REVOCATION OF PROXIES

     A shareholder executing and returning a proxy has the power to revoke it at any time prior to its  exercise  by  executing  a  superseding  proxy  (i.e.,  a later-dated  and signed  proxy),  by  submitting a notice of  revocation  to the
Secretary  of the  Funds  or by  subsequently  registering  his or her  vote  by telephone or over the Internet.  In addition,  although  mere  attendance at the
Meeting  will not  revoke a proxy,  a  shareholder  present at the  Meeting  may withdraw his or her proxy and vote in person. All shares represented by properly executed  proxies  received  at or prior to the  Meeting,  unless  such  proxies previously  have been revoked,  will be voted at the Meeting in accordance  with the directions on the proxies. It is not anticipated that any matters other than the approval of the Proposals will be brought before the Meeting.  If,  however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

     VOTING RIGHTS AND REQUIRED VOTES

     A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding  shares of each Issuer,
Fund or Class must be present in person or by proxy,  to constitute a quorum for purposes of voting on proposals relating to that Issuer,  Fund or Class,  except
American Century Mutual Funds,  Inc. and American  Century Variable  Portfolios,
Inc. for which a majority of the eligible votes shall constitute a quorum.  Each shareholder  is  entitled  to one vote per  dollar of NAV  represented  by their shares,  with  fractional  dollars voting  proportionally.  Shareholders of each
Issuer vote separately on Proposal 1 (Election of Directors). Holders of Advisor
Class  shares of the  Advisor  Funds vote  separately  on  Proposal 2 (Change in
Advisor Class Fee Structure).  Only shareholders of the Real Estate fund vote on
Proposal 3 (Change in  Investment  Objective  of the Real Estate  fund) and only shareholders of the Equity Index fund vote on Proposal 4 (Subadvisory  Agreement with  Northern  Trust).  Approval  of  Proposal 1  requires  the  approval  of a plurality  of the votes  cast in person  or by proxy at the  Meeting  at which a quorum  exists.  Approval of  Proposals 2, 3, and 4 requires the approval of the lesser of (i) more than 50% of the outstanding  shares of the applicable fund or class  or (ii)  67% or more of the  shares  of that  fund or  class  present  or represented  by proxy at the Meeting if more than 50% of such shares are present or represented by proxy.  Broker-dealer firms holding shares of any of the Funds in "street name" for the benefit of their customers and clients will request the instructions  of such  customers  and clients on how to vote their shares before the Meeting.  Each Issuer,  Fund, or Class will include shares held of record by broker-dealers  as to which such authority has been granted in its tabulation of the total  number of shares  present  for  purposes of  determining  whether the necessary  quorum of  shareholder  exists.  Properly  executed  proxies that are returned but that are marked  "abstain" or with respect to which a broker-dealer has declined to vote on any  proposal  ("broker  non-votes")  will be treated as shares  that  are  present  but  which  have not been  voted.  For this  reason, abstentions  and  broker  non-votes  will  have the  effect  of a "no"  vote for purposes of obtaining the requisite approval of the proposals. In the event that a quorum is not present or in the event that a quorum is present but  sufficient votes in favor of a  Proposal  have not  been  received,  the  persons  named as proxies may propose one or more  adjournments  of the Meeting to permit  further solicitation  of proxies as to any Proposal.  Any adjournment of the Meeting for the further  solicitation of proxies for a Proposal will require the affirmative vote of a  majority  of the  total  number  of  shares  entitled  to vote on the
Proposal  that are present in person or by proxy at the Meeting to be adjourned.
If the  Meeting  is  adjourned  for more than  ninety  days,  then the Funds are required to send a new notice to shareholders.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

Only  holders  of record of shares of the  Issuers at the close of  business  on
April 13,  2007 (the  "Record  Date") are  entitled to vote on Proposal 1 at the
Meeting or any adjournment thereof. The following chart sets forth the number of shares of each Issuer issued and outstanding and the number of votes entitled to vote as of the close of business on _____.

------------------ ----------------- --------------------- ---------------------
ISSUER             SHARE CLASS       OUTSTANDING SHARES    NUMBER OF VOTES
                                                           ENTITLED TO VOTE
                                                           ($1 EQUALS 1 VOTE)
------------------ ----------------- --------------------- ---------------------

Only  holders of record of shares of the Advisor  Class of the Advisor  Funds at the close of business on April 13, 2007 (the "Record Date") are entitled to vote on Proposal 2 at the Meeting or any  adjournment  thereof.  The following  chart sets  forth the  number of shares of each  Advisor  Class of the  Advisor  Funds issued and  outstanding and the number of votes entitled to vote as of the close of business on _____.

------------------ ----------------- --------------------- ---------------------
FUND NAME          SHARE CLASS       OUTSTANDING SHARES    NUMBER OF VOTES
                                                           ENTITLED TO VOTE
                                                           ($1 EQUALS 1 VOTE)
------------------ ----------------- --------------------- ---------------------

Only  holders  of record of shares of Real  Estate at the close of  business  on
April 13,  2007 (the  "Record  Date") are  entitled to vote on Proposal 3 at the
Meeting or any adjournment thereof. The following chart sets forth the number of shares of Real Estate issued and outstanding and the number of votes entitled to vote as of the close of business on _____.

------------------ ----------------- --------------------- ---------------------
FUND NAME          SHARE CLASS       OUTSTANDING SHARES    NUMBER OF VOTES
                                                           ENTITLED TO VOTE
                                                           ($1 EQUALS 1 VOTE)
------------------ ----------------- --------------------- ---------------------

Only  holders of record of shares of Equity  Index at the close of  business  on
April 13,  2007 (the  "Record  Date") are  entitled to vote on Proposal 4 at the
Meeting or any adjournment thereof. The following chart sets forth the number of shares of Equity Index issued and  outstanding  and the number of votes entitled to vote as of the close of business on _____.

------------------ ----------------- --------------------- ---------------------
FUND NAME          SHARE CLASS       OUTSTANDING SHARES    NUMBER OF VOTES
                                                           ENTITLED TO VOTE
                                                           ($1 EQUALS 1 VOTE)
------------------ ----------------- --------------------- ---------------------

     Exhibit B to this Proxy Statement  lists for each Issuer,  Fund or Class as applicable,  the holders as of March 15, 2007,  of more than 5% of the shares of any Issuer, Fund or Class as applicable.

     OTHER SERVICE PROVIDERS

     American Century  Services,  LLC, 4500 Main Street,  Kansas City,  Missouri
64111,  an affiliate of the  Advisor,  serves as transfer  agent of the American
Century Funds.  American Century  Investment  Services,  Inc., 4500 Main Street,
Kansas City, Missouri 64111, an affiliate of the Advisor,  serves as distributor to the American Century Funds.

WHERE TO FIND ADDITIONAL INFORMATION

     The Issuers are subject to the informational requirements of the Securities
Act of 1933,  the  Securities  Exchange  Act of 1934,  and the 1940 Act,  and in
accordance  therewith file reports and other  information with the SEC. Reports, proxy and information statements, and other information filed by the Issuers, on behalf of the Funds,  can be  obtained  by calling or writing  the Funds and can also be inspected  and copied by the public at the public  reference  facilities maintained  by the SEC in  Washington,  DC located  at Room 1580,  100 F Street,
N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates  from  the  Public  Reference  Branch,  Office  of  Consumer  Affairs  and
Information Services,  SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Issuers are not  required,  and do not intend,  to hold regular  annual
meetings  of  shareholders.   Shareholders   wishing  to  submit  proposals  for
consideration  for  inclusion  in a Proxy  Statement  for the  next  meeting  of shareholders  should  send  their  written  proposals  to  Corporate  Secretary,
American Century Funds,  P.O. Box 410141,  Kansas City,  Missouri,  64141, or by
e-mail  to  corporatesecretary@americancentury.com  so that  they  are  received within a reasonable time before any such meeting.

     No  business  other than the  matters  described  above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise,  including  any  question as to an  adjournment  or  postponement  of the
Meeting,  the persons  named on the  enclosed  proxy  card(s)  will vote on such matters according to their best judgment in the interests of the Issuers.

--------------------------------------------------------------------------------
       SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED
              PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE,
             WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                          EQUITY OWNERSHIP OF NOMINEES

------------------------- --------------------------------------------------------- -------------------------
NAME OF DIRECTOR          FUND NAME/(DOLLAR RANGE OF EQUITY                         AGGREGATE DOLLAR RANGE OF
                            SECURITIES IN THE FUND)*                                EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT
                                                                                    COMPANIES OVERSEEN BY
                                                                                    DIRECTOR IN FAMILY OF
                                                                                    INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------
INTERESTED NOMINEES
------------------------- --------------------------------------------------------- -------------------------
James E. Stowers Jr.      AMERICAN CENTURY MUTUAL FUNDS, INC.
                             Vista ($50,001-$100,000)                               ($50,001-$100,000)
------------------------- --------------------------------------------------------- -------------------------
Jonathan S. Thomas        AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.        More than $100,000
                             LIVESTRONG 2045 ($50,001-$100,000)

                          AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                             Real Estate ($1-$10,000)

                          AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                             Newton ($50,001-$100,000)

                          AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                             Emerging Markets ($1-$10,000)
                             International Discovery ($1-$10,000)
                             Life Sciences ($1-$10,000)
-------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------- --------------------------------------------------------- -------------------------
Thomas A. Brown           AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.                 More than $100,000
                             Equity Income ($10,001-$50,000)
                             Equity Index ($10,001-$50,000)
                             Large Company Value ($1-10,000)
                             Mid Cap Value ($10,001-$50,000)
                             Real Estate ($10,001-$50,000)
                             Small Cap Value($10,001-$50,000)
                             Value ($50,001-$100,000)

                          AMERICAN CENTURY MUTUAL FUNDS, INC.
                             Balanced ($10,001-$50,000)
                             Capital Value ($1-$10,000)
                             Focused Growth ($1-$10,000)
                             Growth ($10,001-$50,000)
                             Heritage ($1-$10,000)
                             New Opportunities ($10,001-$50,000)
                             Select ($10,001-$50,000)
                             Ultra ($10,001-$50,000)
                             Veedot ($10,001-$50,000)
                             Vista ($10,001-$50,000)

                          AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                             Emerging Markets ($10,001-$50,000)
                             Global Growth ($10,001-$50,000)
                             International Discovery ($10,001-$50,000)
                             International Growth ($10,001-$50,000)
                             International Stock ($1-10,000)
                             Life Sciences  ($1-10,000)
                             Technology ($1-10,000)

                          AMERICAN CENTURY STRATEGIC ASSET ALLOCATION, INC.
                            Strategic Allocation: Conservative (More than $100,000)
                            Strategic Allocation: Moderate ($1-$10,000)
                            Strategic Allocation: Aggressive ($10,001-$50,000)

                          AMERICAN CENTURY GROWTH FUNDS, INC.
                             Legacy Focused Large Cap ($1-$10,000)
                             Legacy Large Cap Growth ($1-$10,000)
                             Legacy Multi-Cap Growth ($1-$10,000)
------------------------- --------------------------------------------------------- -------------------------
Andrea C. Hall            AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.                 More than $100,000
                             Equity Income (More than $100,000)
                             Value ($10,001-$50,000)

                          AMERICAN CENTURY MUTUAL FUNDS, INC.
                             Balanced ($10,001-$50,000)
                             New Opportunities ($10,001-$50,000)
                             Vista (More than $100,000)

                          AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                             International Discovery ($10,001-$50,000)
                             International Growth ($50,001-$100,000)
------------------------- --------------------------------------------------------- -------------------------
James A. Olson            AMERICAN CENTURY MUTUAL FUNDS, INC.                       $50,001-$100,000
                             Vista ($10,001-$50,000)

                          AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                             International Growth ($10,001-$50,000)
------------------------- --------------------------------------------------------- -------------------------
Donald H. Pratt           AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.                 More than $100,000
                             Real Estate (More than $100,000)
                             Value ($50,001-$100,000)

                          AMERICAN CENTURY MUTUAL FUNDS, INC.
                             Heritage ($10,001-$50,000)
                             New Opportunities  ($10,001-$50,000)
                             Veedot ($10,001-$50,000)

                          AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                             Emerging Markets ($10,001-$50,000)
                             International Discovery ($10,001-$50,000)
                             Technology ($10,001-$50,000)
------------------------- --------------------------------------------------------- -------------------------
Gale E. Sayers            AMERICAN CENTURY MUTUAL FUNDS, INC.                       More than $100,000
                             Balanced ($10,001-$50,000)
                             Select (More than $100,000)
------------------------- --------------------------------------------------------- -------------------------
M. Jeannine Strandjord    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.                 More than $100,000
                             Real Estate ($50,001-$100,000)
                             Value (More than $100,000)

                          AMERICAN CENTURY MUTUAL FUNDS, INC.
                             Giftrust ($1-$10,000)

                          AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                             Emerging Markets ($50,001-100,000)
                             International Discovery (More than $100,000)
------------------------- --------------------------------------------------------- -------------------------
Timothy S. Webster        AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.                 More than $100,000
                             Equity Income ($10,001-$50,000)
                             Mid Cap Value ($10,001-$50,000)
                             Small Cap Value ($10,001-$50,000)

                          AMERICAN CENTURY GROWTH FUNDS, INC.
                             Legacy Focused Large Cap ($10,001-$50,000)
                             Legacy Large Cap Growth ($1-$10,000)
                             Legacy Multi-Cap Growth ($10,001-$50,000)

                          AMERICAN CENTURY MUTUAL FUNDS, INC.
                             Capital Value ($10,001-$50,000)
                             Heritage ($10,001-$50,000)
                             New Opportunities ($10,001-$50,000)
                             Ultra ($50,001-$100,000)
                             Veedot (More than $100,000)
                             Vista ($50,001-$100,000)

                          AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                             Newton ($10,001-$50,000)

                          AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                             Emerging Markets ($50,001-$100,000)
                             Global Growth  ($10,001-$50,000)
                             International Discovery (More than $100,000)

------------------------- --------------------------------------------------------- -------------------------

*NOTE - FUNDS  NOT  LISTED  ARE  FUNDS IN WHICH NO  SECURITIES  ARE OWNED BY THE
NOMINEES.

                                                                       EXHIBIT B

                            SIGNIFICANT SHAREHOLDERS

AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.

                                              PERCENTAGE OF    PERCENTAGE OF
                                              OUTSTANDING      OUTSTANDING
FUND/                                         SHARES OWNED     SHARES OWNED
CLASS    SHAREHOLDER                          OF RECORD        BENEFICIALLY(1)
--------------------------------------------------------------------------------
LIVESTRONG Income Portfolio
--------------------------------------------------------------------------------
  Investor Class
         The Chase Manhattan
         Bank NA TR
         Hitachi Employee 401K
         Ret Plan Trust
         New York, New York
--------------------------------------------------------------------------------
  Institutional Class
         JPMorgan Chase Bank Trustee
         Taylor Companies 401K
         and Profit Sharing Plans
         Kansas City, Missouri

         Trustees of Hapag-Lloyd
         America Inc
         Svgs Inv Plan & Trust
         Piscataway, New Jersey

         JPMorgan Chase Bank Trustee
         FBO United Business
         Media 401K Plan
         Kansas City, Missouri

         Trustees of American
         Century P/S & 401K
         Savings Plan & Trust
         Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
         Luke Scamardo, II, MD, C.H.
         Prihoda, Jr, MD,
         Pollachi Selvakumarraj, MD
         FBO Navasota Medical
         Center 401K Plan
         Navasota, Texas

         MG Trust Company as Agent for
         Frontier Trust Co
         as TR Waldorf Tire
         Center Inc 401K Pl
         Fargo, North Dakota

         American Century Investment
         Management, Inc.
         Kansas City, Missouri

         MG Trust Company TR
         Nova Steel Processing Inc.
         Retirement
         Denver, Colorado
--------------------------------------------------------------------------------
  Advisor Class
         Ohio National Life Insurance Co.
         For Benefit of
         Separate Accounts
         Cincinnati, Ohio

         James B. Anderson TR
         American Chamber of
         Commerce Execut &
         Restated 401K Plan & Trust
         Springfield, Missouri
--------------------------------------------------------------------------------

                                              PERCENTAGE OF    PERCENTAGE OF
                                              OUTSTANDING      OUTSTANDING
FUND/                                         SHARES OWNED     SHARES OWNED
CLASS    SHAREHOLDER                          OF RECORD        BENEFICIALLY(1)
--------------------------------------------------------------------------------
LIVESTRONG 2015 Portfolio
--------------------------------------------------------------------------------
  Investor Class
         The Chase Manhattan
         Bank NA TR
         Hitachi Employee 401K
         Ret Plan Trust
         New York, New York
--------------------------------------------------------------------------------
  Institutional Class
         JPMorgan Chase Bank Trustee
         FBO United Business
         Media 401K Plan
         Kansas City, Missouri

         JPMorgan Chase Bank Trustee
         Taylor Companies 401K
         and Profit Sharing Plans
         Kansas City, Missouri

         Trustees of American Century P/S
         & 401K Savings Plan & Trust
         Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
         MG Trust Company as Agent
         for Frontier Trust Co
         as TR Claymore C Sieck 401K
         Fargo, North Dakota

         MG Trust Company TR
         Benesys Inc 401K
         Profit Sharing
         Denver, Colorado

         MG Trust Company Cust FBO
         Medical Diagonostic
         Laboratory Inc.
         Denver, Colorado

         MG Trust Company TR
         Trachte Channelframe
         Buildings 401
         Denver, Colorado

         MG Trust Company Cust
         FBO Cabinet Components
         & Distribution
         Denver, Colorado
--------------------------------------------------------------------------------
  Advisor Class
         Ohio National Life Insurance Co.
         For Benefit of
         Separate Accounts
         Cincinnati, Ohio

         Amvescap Natl Trust Co
         as Agent for FBO
         Standard Process Inc.
         PS & Pension Plan
         Atlanta, Georgia

         James B. Anderson TR
         American Chamber of
         Commerce Execut &
         Restated 401K Plan & Trust
         Springfield, Missouri
--------------------------------------------------------------------------------

                                               PERCENTAGE OF     PERCENTAGE OF
                                               OUTSTANDING       OUTSTANDING
FUND/                                          SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                          OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
LIVESTRONG 2025 Portfolio
--------------------------------------------------------------------------------
  Investor Class
          The Chase Manhattan
          Bank NA TR
          Hitachi Employee
          401K Ret Plan Trust
          New York, New York

--------------------------------------------------------------------------------
          JPMorgan Chase as Trustee
          FBO Key Energy Services
          401K Savings & Retirement PL
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional Class
          JPMorgan Chase Bank Trustee
          Taylor Companies 401K
          and Profit Sharing Plans
          Kansas City, Missouri

          Trustees of American
          Century P/S &
          401K Savings Plan & Trust
          Kansas City, Missouri

          Trustees of Hapag-Lloyd
          America Inc
          Svgs Inv Plan & Trust
          Piscataway, New Jersey
--------------------------------------------------------------------------------
  R Class
          MG Trust Company Cust FBO
          Chad Eakin Concrete
          401K Profit S
          Denver, Colorado

          MG Trust Company as
          Agent for Frontier Trust Co
          as TR Claymore C. Sieck 401K
          Fargo, North Dakota

          MG Trust Company Cust FBO
          Medical Diagnostic
          Laboratory Inc.
          Denver, Colorado

          MG Trust Company Cust
          FBO Alternative Business
          Furniture 401
          Denver, Colorado

          Patterson & Co FBO
          Greenwood Mills Thrift Plan
          Charlotte, North Carolina

          MG Trust Company as Agent
          for Frontier Trust Co
          as TR The Neuroscience
          Center of N NJ
          Fargo, North Dakota

          Julie Kutner Van De Zande,
          Cornelius Van De Zande
          FBO Emergo Group Inc. 401K
          Austin, Texas
--------------------------------------------------------------------------------
  Advisor Class
          Ohio National Life Insurance Co.
          For Benefit of Separate Accounts
          Cincinnati, Ohio

          James B. Anderson TR
          American Chamber or
          Commerce Execut &
          Restated 401K Plan & Trust
          Springfield, Missouri
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
LIVESTRONG 2035 Portfolio
--------------------------------------------------------------------------------
  Investor Class
          The Chase Manhattan
          Bank NA TR
          Hitachi Employee 401K
          Ret Plan Trust
          New York, New York
--------------------------------------------------------------------------------
  Institutional Class
          Trustees of American
          Century P/S
          & 401K Savings Plan & Trust
          Kansas City, Missouri

          JPMorgan Chase Bank Trustee
          FBO United Business
          Media 401K Plan
          Kansas City, Missouri

          Trustees of Hapag-Lloyd
          America Inc Svgs Inv
          Plan & Trust
          Piscataway, New Jersey

          JPMorgan Chase Bank Trustee
          Taylor Companies 401K
          and Profit Sharing Plans
          Kansas City, Missouri

          M L P F & S
          For the Sole Benefit
          of its Customers
          Jacksonville, Florida

          UMB TR
          American Century Executive
          Def Comp Plan Trust
          Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
          Patterson & Co FBO
          Greenwood Mills Thrift Plan
          Charlotte, North Carolina

          MG Trust Company
          as Agent for
          Frontier Trust Co as TR
          Claymore C Sieck 401K
          Fargo, North Dakota`

          MG Trust Company TR
          Trachte Channelframe
          Buildings 401
          Denver, Colorado

          MG Trust Company Cust FBO
          Equity Investment
          Group Inc. 401K
          Denver, Colorado

          MCB Trust Services as Agent
          Frontier Trust Co as Trustee
          Mid-Atlantic Renal
          Coalition 401 K
          Fargo, North Dakota

          MG Trust Company
          as Agent for
          Frontier Trust Co as TR
          Architects Planners &
          Conservators
          Fargo, North Dakota
--------------------------------------------------------------------------------

                                              PERCENTAGE OF    PERCENTAGE OF
                                              OUTSTANDING      OUTSTANDING
FUND/                                         SHARES OWNED     SHARES OWNED
CLASS    SHAREHOLDER                          OF RECORD        BENEFICIALLY(1)
--------------------------------------------------------------------------------
LIVESTRONG 2035 Portfolio
--------------------------------------------------------------------------------
  Advisor Class
          Ohio National Life
          Insurance Co.
          For Benefit of
          Separate Accounts
          Cincinnati, Ohio

          Amvescap Natl Trust Co
          as Agent for
          JPMorgan FBO
          Beechmont Press
          PS and Thrift Plan
          Atlanta, Georgia
--------------------------------------------------------------------------------
LIVESTRONG 2045 Portfolio
--------------------------------------------------------------------------------
  Investor Class
          JPMorgan Chase Bank Trustee
          Kearfott Guidance &
          Navigation Corp.
          Deferred Savings Plan
          Kansas City, Missouri

          The Chase Manhattan
          Bank NA TR
          Hitachi Employee 401K
          Ret Plan Trust
          New York, New York

          JPMorgan Chase as Trustee
          FBO Key Energy Services
          401K Savings & Retirement PL
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional Class
          JPMorgan Chase Bank Trustee
          Taylor Companies 401K
          and Profit Sharing Plans
          Kansas City, Missouri

          Trustees of American Century P/S
          & 401K Savings Plan & Trust
          Kansas City, Missouri

          Trustees of Hapag-Lloyd
          America Inc.
          Svgs Inv Plan & Trust
          Piscataway, New Jersey

          Prudential Investment
          Mgmt Svc FBO
          Mutual Fund Clients
          Newark, New Jersey
--------------------------------------------------------------------------------
  R Class
          Eric Wootom FBO
          EMS Plumbing Heating AC Inc.
          Safe Harbor 401K Plan
          Ridgeland, Mississippi

          Patterson & Co FBO
          Greenwood Mills Thrift Plan
          Charlotte, North Carolina

          MG Trust Company Cust FBO
          Chad Eakin Concrete
          401K Profit S
          Denver, Colorado

          MG Trust Company TR
          Precision Control Systems
          401K Plan
          Denver, Colorado

          MG Trust Company TR
          Trachte Channelframe
          Buildings 401
          Denver, Colorado
--------------------------------------------------------------------------------

                                              PERCENTAGE OF    PERCENTAGE OF
                                              OUTSTANDING      OUTSTANDING
FUND/                                         SHARES OWNED     SHARES OWNED
CLASS    SHAREHOLDER                          OF RECORD        BENEFICIALLY(1)
--------------------------------------------------------------------------------
LIVESTRONG 2045 Portfolio
--------------------------------------------------------------------------------
  R Class
          MG Trust Company as Agent for
          Frontier Trust Co as TR
          The Wall Street Group Inc.
          401K P
          Fargo, North Dakota

          MG Trust Company Cust FBO
          Medical Diagnostic
          Laboratory Inc.
          Denver, Colorado
--------------------------------------------------------------------------------
   Advisor Class
          Ohio National Life Insurance Co.
          For Benefit of Separate Accounts
          Cincinnati, Ohio

          Amvescap Natl Trust Co as Agent
          For JP Morgan FBO
          Beechmont Press PS
          & Thrift Plan
          Fargo, North Dakota

          Frontier Trust Co. TR
          Superior Products 401K Plan
          Fargo, North Dakota
--------------------------------------------------------------------------------
One Choice Portfolio: Very Conservative
--------------------------------------------------------------------------------
  Investor Class
--------------------------------------------------------------------------------
          None
--------------------------------------------------------------------------------
One Choice Portfolio: Conservative
--------------------------------------------------------------------------------
  Investor Class
          None
--------------------------------------------------------------------------------
One Choice Portfolio: Moderate
--------------------------------------------------------------------------------
  Investor Class
          None
--------------------------------------------------------------------------------
One Choice Portfolio: Aggressive
--------------------------------------------------------------------------------
  Investor Class
          None
--------------------------------------------------------------------------------
One Choice Portfolio: Very Aggressive
--------------------------------------------------------------------------------
  Investor Class
          None
--------------------------------------------------------------------------------

AMERICAN CENTURY CAPITAL PORTFOLIOS

                                              PERCENTAGE OF     PERCENTAGE OF
                                              OUTSTANDING       OUTSTANDING
FUND/                                         SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Equity Income
--------------------------------------------------------------------------------
  Investor
          Charles Schwab & Co., Inc.
          San Francisco, California

          National Financial
          Services Corp.
          New York, New York
--------------------------------------------------------------------------------
  Institutional
          Fidelity FIIOC TR
          FBO Certain Employee
          Benefit Plans
          c/o Fidelity Investments
          Covington, Kentucky

          Charles Schwab & Co. Inc.
          San Francisco, California

          UBATCO & Co.
          FBO College Savings Plan
          Lincoln, Nebraska

          National Financial Services LLC
          New York, New York

          Mac & Co.
          Mutual Fund Operations
          Pittsburgh, Pennsylvania

          Dingle & Co.
          c/o Comerica Bank
          Detroit, Michigan
--------------------------------------------------------------------------------
  C
          None
--------------------------------------------------------------------------------
  R
          ING Life Insurance
          and Annuity Co.
          Hartford, Connecticut

          ING National Trust
          Hartford, Connecticut

          Hartford Life Ins. Co.
          Hartford, Connecticut

          Symetra Investment Services
          Seattle, Washington
--------------------------------------------------------------------------------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Equity Income
--------------------------------------------------------------------------------
  Advisor
          Charles Schwab & Co., Inc.
          San Francisco, California

          Delaware Charter
          Guarantee & Trust
          FBO Principal Financial Group
          Des Moines, Iowa

          Delaware Charter
          Guarantee & Trust
          FBO Various Qualified Plans
          Des Moines, Iowa
--------------------------------------------------------------------------------
Equity Index
--------------------------------------------------------------------------------
  Investor
          Pershing LLC
          Jersey City, New Jersey
--------------------------------------------------------------------------------
  Institutional
          Northwestern Mutual Life
          Milwaukee, Wisconsin

          JPMorgan Chase
          Bank Trustee
          Texas Health
          Retirement Program
          Kansas City, Missouri

          JPMorgan Chase Bank TR
          Newell Rubbermaid 401k
          Savings Plan and Trust
          Kansas City, Missouri

--------------------------------------------------------------------------------
          JP Morgan Chase
          & Co TTEE
          Perot Systems Corp
          Retirement
          Saving Plan
          Kansas City, Missouri
--------------------------------------------------------------------------------
Large Company Value
--------------------------------------------------------------------------------
  Investor
          Fidelity FIIOC TR
          FBO Certain Employee
          Benefit Plans
          c/o Fidelity Investments
          Covington, Kentucky

          Saxon & Co.
          Philadelphia, Pennsylvania

          JP Morgan Chase
          Bank Trustee
          FBO Coca-Cola
          Enterprises, Inc.
          Matched Empl Svgs &
          Investment Plan
          Kansas City, Missouri
--------------------------------------------------------------------------------

                                             PERCENTAGE OF     PERCENTAGE OF
                                             OUTSTANDING       OUTSTANDING
FUND/                                        SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                        OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Large Company Value
--------------------------------------------------------------------------------
  Institutional
--------------------------------------------------------------------------------
          Saxon & Co.
          Philadelphia, Pennsylvania

          JPMorgan Chase
          Bank Trustee
          FBO Toro Co.
          Investment Savings
          & Employee Stock
          Ownership Plan
          Kansas City, Missouri

          JPMorgan Chase
          Bank Trustee
          Taylor Companies 401k
          and Profit Sharing Plans
          Kansas City, Missouri

          JPMorgan Chase as Trustee
          FBO HP Hood LLC
          Retirement Savings Plan
          Kansas City, Missouri

          JP Morgan Chase
          Bank Trustee
          Collins & Aikman Pension Trust
          Brooklyn, New York

          JP Morgan Chase Bank Trustee
          FBO Clarian Health Partners
          Defined Contribution Plan
          Kansas City, Missouri
--------------------------------------------------------------------------------
  A
          Charles Schwab & Co., Inc.
          San Francisco, California
--------------------------------------------------------------------------------
  B
          MLPF&S Inc.
          Jacksonville, Florida
--------------------------------------------------------------------------------
  C
          MLPF&S, Inc.
          Jacksonville, Florida
--------------------------------------------------------------------------------
  R
          ING Life Insurance and
          Annuity Co.
          Hartford, Connecticut

          ING National Trust
          Hartford, Connecticut
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Large Company Value
--------------------------------------------------------------------------------
  Advisor
          Nationwide Insurance
          Co. Trust
          Columbus, Ohio

          TransAmerica Life
          Insurance Company
          Cedar Rapids, Iowa

          Saxon & Co.
          Philadelphia, Pennsylvania

          American Century Serv. Corp.
          Schwab - Moderately
           Aggressive
          Large Co. Value
          Advisor Omnibus
          Kansas City, Missouri

          American Century Serv. Corp.
          Schwab - Aggressive
          Large Co. Value Advisor
          Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------
          National Financial
          Services LLC
          New York, New York
--------------------------------------------------------------------------------
          American United Life
          Group Retirement Annuity II
          Indianapolis, Indiana
--------------------------------------------------------------------------------
Mid Cap Value
--------------------------------------------------------------------------------
  Investor
          None
--------------------------------------------------------------------------------
  Institutional
          Rockhurst University
          Endowment Fund
          Kansas City, Missouri

          Trustees of American Century
          P/S & 401k Savings
          Plan & Trust
          Kansas City, Missouri

          Charles Schwab & Co., Inc.
          San Francisco, California

          UMB TR
          American Century Executive
          Def Comp Plan Trust
          Kansas City, Missouri
--------------------------------------------------------------------------------
  R
--------------------------------------------------------------------------------
          American Century Investment
          Management Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
          MG Trust Company Cust
          FBO State Telephone
          Company
          401k P/S
          Denver, Colorado
--------------------------------------------------------------------------------
  Advisor
          Charles Schwab & Co., Inc.
          San Francisco, California

          Commerce Trust
          Kansas City, Missouri
--------------------------------------------------------------------------------

                                           PERCENTAGE OF      PERCENTAGE OF
                                           OUTSTANDING        OUTSTANDING
FUND/                                      SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                     OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
NT Large Company Value
--------------------------------------------------------------------------------
  Institutional
          American Century Serv Port
          LIVESTRONG™
          2025 Portfolio
          NT Large Company
          Value Omnibus
          Kansas City, Missouri

          American Century Serv Corp
          LIVESTRONG™
          2015 Portfolio
          NT Large Company
          Value Omnibus
          Kansas City, Missouri

          American Century Serv Corp
          LIVESTRONG™
          2035 Portfolio
          NT Large Company
          Value Omnibus
          Kansas City, Missouri

          American Century Serv Corp
          LIVESTRONG™
          2045 Portfolio
          NT Large Company
          Value Omnibus
          Kansas City, Missouri

          American Century Serv Corp
          LIVESTRONG™
          Income Portfolio
          NT Large Company
          Value Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------
NT Mid Cap Value
--------------------------------------------------------------------------------
  Institutional
          American Century Serv Port
          LIVESTRONG™
          2025 Portfolio
          NT Mid Cap Value Omnibus
          Kansas City, Missouri

          American Century Serv Corp
          LIVESTRONG™
          2015 Portfolio
          NT Mid Cap Value Omnibus
          Kansas City, Missouri

          American Century Serv Corp
          LIVESTRONG™
          2035 Portfolio
          NT Mid Cap Value Omnibus
          Kansas City, Missouri

          American Century Serv Corp
          LIVESTRONG™
          2045 Portfolio
          NT Mid Cap Value Omnibus
          Kansas City, Missouri

          American Century Serv Corp
          LIVESTRONG™
          Income Portfolio
          NT Mid Cap Value Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Real Estate
--------------------------------------------------------------------------------
  Investor
          Charles Schwab & Co., Inc.
          San Francisco, California

--------------------------------------------------------------------------------
          ICMA Retirement Trust-NAV
          Washington, D.C.
--------------------------------------------------------------------------------
          Pershing LLC
          Jersey City, New Jersey
--------------------------------------------------------------------------------
  Institutional
          FIIOC
          c/o Fidelity Investments
          Covington, Kentucky

          State Street Bank
          & Trust Co TTEE
          FBO Towers Perrin
          Deferred PSP
          Westwood, Massachusetts

          The Chase Manhattan
          Bank NA TR
          Huntsman Corp Salary
          Deferral Plan & Trust
          New York, New York

          Charles Schwab & Co., Inc.
          San Francisco, California

          JP Morgan Chase Bank Cust
          FBO Housing Renewal
          Local Agency
          Retirement Plan
          Brooklyn, New York
--------------------------------------------------------------------------------
  Advisor
          Charles Schwab & Co., Inc.
          San Francisco, California

          Nationwide Trust Co. FSB
          Columbus, Ohio

          American United Life
          Group Retirement Annuity II
          Indianapolis, Indiana
--------------------------------------------------------------------------------
          The Guardian Insurance &
          Annuity Company Inc.
          Bethlehem, Pennsylvania
--------------------------------------------------------------------------------
          Reliance Trust Company
          Directed TR
          MetLife Retirement & Savings
          Jersey City, New Jersey
--------------------------------------------------------------------------------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Small Cap Value
--------------------------------------------------------------------------------
  Investor
          Delaware Charter Guar
          & TR Co. Cust FBO
          Principal Financial Group
          Des Moines, Iowa

          Charles Schwab & Co., Inc.
          San Francisco, California

          Amer United Life Ins
          Co. Group
          Retirement Annuity
          Sep Acct II
          Indianapolis, Indiana
--------------------------------------------------------------------------------
  Institutional
          Fidelity FIIOC TR
          FBO Certain Employee
          Benefit Plans
          c/o Fidelity Investments
          Covington, Kentucky

          MLPF&S
          Jacksonville, Florida
--------------------------------------------------------------------------------
  C
          None
--------------------------------------------------------------------------------
  Advisor
          Nationwide Trust Company FSB
          Columbus, Ohio

          Hartford Life Insurance
          Company
          Hartford, Connecticut

          Delaware Charter
          Guarantee & Trust
          FBO Principal Financial Group
          Des Moines, Iowa

          Saxon & Co.
          Philadelphia, Pennsylvania
--------------------------------------------------------------------------------
          TransAmerica Life
          Insurance Company
          Cedar Rapids, Iowa
--------------------------------------------------------------------------------
Value
--------------------------------------------------------------------------------
  Investor
          None
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Value
--------------------------------------------------------------------------------
  Institutional
          JPMorgan Chase
          Bank Trustee
          Bosch Savings Incentive Plan
          Kansas City, Missouri

          JP Morgan Chase
          Bank Trustee
          Black & Veatch Employee
          Savings Plan
          Kansas City, Missouri

          State Street Bank & Trust TR
          Lowes 401k Plan
          Westwood, Massachusetts

          Trustees of American
          Century P/S &
          401k Savings Plan & Trust
          Kansas City, Missouri

          The Chase Manhattan
          Bank NA TR
          Huntsman Corp. Salary
          Deferral Plan & Trust
          New York, New York
--------------------------------------------------------------------------------
  A
          Charles Schwab & Co., Inc.
          San Francisco, California
--------------------------------------------------------------------------------
  B
          None
--------------------------------------------------------------------------------
  C
           MLPF&S, Inc.
           Jacksonville, Florida
--------------------------------------------------------------------------------
  R
--------------------------------------------------------------------------------
          Trustlynx & Co.
          Denver, Colorado

--------------------------------------------------------------------------------
          American Century Investment
          Management Inc.
          Kansas City, Missouri

--------------------------------------------------------------------------------
          KCB Services and Company
          FBO Jerry Austin
          Quads Trust Company
          Frederick, Maryland
--------------------------------------------------------------------------------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS       SHAREHOLDER                      OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Value
--------------------------------------------------------------------------------
  Advisor
           Nationwide Trust
           Company FSB
           Columbus, Ohio

           Delaware Charter
           Guarantee & Trust
           FBO Principal
           Financial Group
           Des Moines, Iowa

           Nationwide Insurance
           Company QPVA
           Columbus, Ohio

           James B. Anderson TR
           American Chamber of
           Commerce Execut. &
           Restated 401k Plan & Trust
           Springfield, Missouri

           Reliance Trust Co.
           Directed TR MetLife
           Retirement & Savings
           Jersey City, New Jersey
--------------------------------------------------------------------------------

AMERICAN CENTURY GROWTH FUNDS, INC.

                                             PERCENTAGE OF     PERCENTAGE OF
                                             OUTSTANDING       OUTSTANDING
FUND/                                        SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                        OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Legacy Focused Large Cap
--------------------------------------------------------------------------------
  Investor Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri

           Robert T. Jackson
           I.R.A. - Rollover
           Naples, Florida

           Harold S. Bradley and Kathryn
           Andrasik-Bradley
           JT WROS
           Leawood, Kansas

           Michael Shih &
           Ling T Shih Trustee
           Ling T Shih MD PC
           Pension Trust
           Midland, Michigan
--------------------------------------------------------------------------------
  Institutional Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
           Pershing LLC
           Jersey City, New Jersey
--------------------------------------------------------------------------------

                                              PERCENTAGE OF     PERCENTAGE OF
                                              OUTSTANDING       OUTSTANDING
FUND/                                         SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Legacy Large Cap
--------------------------------------------------------------------------------
  Investor Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri

           Ding - Jen Lee
           I.R.A. Rollover
           Columbia, Maryland
--------------------------------------------------------------------------------
           Michael Shih &
           Ling T Shih Trustee
           Ling T Shih MD PC
           Pension Trust
           Midland, Michigan
--------------------------------------------------------------------------------
  Institutional Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
Legacy Multi Cap
--------------------------------------------------------------------------------
  Investor Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
           Michael Shih &
           Ling T Shih Trustee
           Ling T Shih MD PC Pension Trust
           Midland, Michigan
--------------------------------------------------------------------------------
  Institutional Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri

           Pershing LLC
           Jersey City, New Jersey
--------------------------------------------------------------------------------

AMERICAN CENTURY MUTUAL FUNDS, INC.

                                               PERCENTAGE OF     PERCENTAGE OF
                                               OUTSTANDING       OUTSTANDING
FUND/                                          SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                          OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Balanced
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co., Inc.
          San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
          National Financial
          Services LLC
          New York, New York

          Trustees of American Century
          Mutual Funds Indep Directors
          Def Comp Plan
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
          Charles Schwab & Co., Inc.
          San Francisco, California

          MLPF&S, Inc.
          Jacksonville, Florida

          Delaware Charter
          Guarantee & Trust
          Des Moines, Iowa

          National Financial
          Services LLC
          New York, New York

          Mitra & Co Exp
          M&I Trust Company NA
          Milwaukee, Wisconsin

          Nationwide Trust Company
          Columbus, Ohio
--------------------------------------------------------------------------------
Capital Growth
--------------------------------------------------------------------------------
  Investor Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri

          National Financial Services Corp
          New York, New York

          Charles Schwab & Co
          San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
          American Century Investment
           Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri

          Charles Schwab & Co., Inc.
          San Francisco, California

          American Enterprise
          Investment Svcs
          Minneapolis, Minnesota
--------------------------------------------------------------------------------

                                               PERCENTAGE OF     PERCENTAGE OF
                                               OUTSTANDING       OUTSTANDING
FUND/                                          SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                          OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Capital Growth
--------------------------------------------------------------------------------
  B Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri

          MLPF&S, Inc.
          Jacksonville, Florida

          Bear Stearns Securities Corp.
          Brooklyn, New York
--------------------------------------------------------------------------------
  C Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri

          AG Edwards & Sons Inc.
          FBO RRF Investments LLC
          St. Louis, Missouri

          MLPF&S Inc
          Jacksonville, Florida

          First Clearing, LLC
          Annandale, New Jersey
--------------------------------------------------------------------------------
  R Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
Capital Value
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co., Inc.
          San Francisco, California

          Saxon & Co
          Philadelphia, Pennsylvania

          US Bank Trustee
          Private Asset O/A Platform
          Milwaukee, Wisconsin
--------------------------------------------------------------------------------
  Institutional Class
          Charles Schwab & Co., Inc.
          San Francisco, California

          Saxon & Co.
          Philadelphia, Pennsylvania
--------------------------------------------------------------------------------
  Advisor Class
          Nationwide Trust Company
          Columbus, Ohio

          Charles Schwab & Co., Inc.
          San Francisco, California

          National Financial Services Corp
          New York, New York
--------------------------------------------------------------------------------
Focused Growth
--------------------------------------------------------------------------------
  Investor Class
          National Financial Services LLC
          New York, New York
--------------------------------------------------------------------------------
Fundamental Equity
--------------------------------------------------------------------------------
  Investor Class
          Raymond James & Assoc Inc.
          FBO Mammoser
          St. Petersburg, Florida

          Raymond James & Assoc Inc.
          FBO Dubey ML IRA
          St. Petersburg, Florida
--------------------------------------------------------------------------------

                                            PERCENTAGE OF       PERCENTAGE OF
                                            OUTSTANDING         OUTSTANDING
FUND/                                       SHARES OWNED        SHARES OWNED
CLASS     SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Fundamental Equity
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co., Inc.
          San Francisco, California

          Gerard P. Sullivan &
          Gail M. Sullivan JT WROS
          Overland Park, Kansas
--------------------------------------------------------------------------------
  Institutional Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
          Charles Schwab & Co., Inc.
          San Francisco, California
--------------------------------------------------------------------------------
  B Class
          MLPF&S Inc.
          Jacksonville, Florida
--------------------------------------------------------------------------------
  C Class
          MLPF&S Inc.
          Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
Giftrust
--------------------------------------------------------------------------------
  Investor Class
          None
--------------------------------------------------------------------------------
Growth
--------------------------------------------------------------------------------
  Investor Class
          None
--------------------------------------------------------------------------------
  Institutional Class
          State Street Bank TR
          Lockheed Martin Co
          Defined Contributions
          Plans Master Trust
          Westwood, Massachusetts

          JP Morgan Chase Bank TTEE
          Avon Personal Savings
          Account Plan Trust
          New York, New York
--------------------------------------------------------------------------------
  C Class
          Pershing LLC
          Jersey City, New Jersey
--------------------------------------------------------------------------------
          NFS LLC
          FEBO A Daigger & Co
          Inc. LED DEF
          Vernon Hills, Illinois
--------------------------------------------------------------------------------
  R Class
          ING Life Insurance
           and Annuity Co
          Hartford, Connecticut

          MG Trust Cust FBO
          Resource Control
          Associates Inc.
          Denver, Colorado
--------------------------------------------------------------------------------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Growth
--------------------------------------------------------------------------------
  R Class
           MLPF&S, Inc.
           Jacksonville, Florida
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co., Inc.
           San Francisco, California

           Nationwide Trust Company FSB
           Columbus, Ohio
--------------------------------------------------------------------------------
Heritage
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co., Inc.
           San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
           Chase Manhattan
           Bank Trustee
           The BOC Group Inc. Savings
           Investment Plan Trust
           New York, New York

           Trustees of American Century
           P/S & 401(k) Savings
           Plan & Trust
           Kansas City, Missouri

           State Street Bank
           & Trust Trustee
           AFP Habitat
           North Quincy, Massachusetts
--------------------------------------------------------------------------------
  C Class
           None
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co., Inc.
           San Francisco, California

           MCB Trust Services
           as Agent For Citizens Bank
           as Trustee FBO
           Centimark Corporation
           401k Plan
           Providence, Rhode Island
--------------------------------------------------------------------------------
Mid Cap Growth
--------------------------------------------------------------------------------
  Investor Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri

           I.R.A. - Roth
           Steve A. Vento
           Olympia, Washington
--------------------------------------------------------------------------------
  Institutional Class
           Northwestern Mutual Life
           Milwaukee, Wisconsin

           Maroon Inc.
           Milwaukee, Wisconsin
--------------------------------------------------------------------------------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Mid Cap Growth
--------------------------------------------------------------------------------
  A Class
           None
--------------------------------------------------------------------------------
  B Class
           None
--------------------------------------------------------------------------------
  C Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri

           Scottrade Inc
           FBO John J. Harrison IRA
           St. Louis, Missouri

           Pershing LLC
           Jersey City, New Jersey
--------------------------------------------------------------------------------
  R Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
New Opportunities
--------------------------------------------------------------------------------
  Investor Class
           Trustees of American
           Century Profit
           Sharing and 401K
           Savings Plan & Trust
           Kansas City, Missouri
--------------------------------------------------------------------------------
New Opportunities II
--------------------------------------------------------------------------------
  Investor Class
           US Bank Trustee
           Private Asset O/A Platform
           Milwaukee, Wisconsin

           American Century Investment
           Management, Inc.
           Kansas City, Missouri

           MLPF&S Inc.
           Jacksonville, Florida
--------------------------------------------------------------------------------
  Institutional Class
           None
--------------------------------------------------------------------------------
  A Class
           Charles Schwab & Co., Inc.
           San Francisco, California
--------------------------------------------------------------------------------
  B Class
           None
--------------------------------------------------------------------------------
  C Class
           MLPF&S Inc.
           Jacksonville, Florida
--------------------------------------------------------------------------------

                                            PERCENTAGE OF       PERCENTAGE OF
                                            OUTSTANDING         OUTSTANDING
FUND/                                       SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                      OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
NT Growth
--------------------------------------------------------------------------------
  Institutional Class
           American Century Serv Port
           LIVESTRONG™
           2025 Portfolio
           NT Growth Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2035 Portfolio
           NT Growth Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2015 Portfolio
           NT Growth Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2045 Portfolio
           NT Growth Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------
NT Vista
--------------------------------------------------------------------------------
  Institutional Class
           American Century Serv Port
           LIVESTRONG™
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2035 Portfolio
           NT Vista Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2015 Portfolio
           NT Vista Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2045 Portfolio
           NT Vista Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------
Select
--------------------------------------------------------------------------------
  Investor Class
           None
--------------------------------------------------------------------------------
  Institutional Class
           Northwestern Mutual Life
           Milwaukee, Wisconsin

           Maroon Inc.
           Milwaukee, Wisconsin

           The Chase Manhattan
           Bank NA TR
           Huntsman Corp Salary
           Deferral Plan & Trust
           New York, New York

           The Chase Manhattan
           Bank NA TR
           Huntsman Corp MPP
           Plan & Trust
           New York, New York
--------------------------------------------------------------------------------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Select
--------------------------------------------------------------------------------
  A Class
          Charles Schwab & Co., Inc.
          San Francisco, California
--------------------------------------------------------------------------------
  B Class
          None
--------------------------------------------------------------------------------
  C Class
          MLPF&S Inc.
          Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
          UMB Bank NA
          Fiduciary for Various
          Deferred Accounts
          Topeka, Kansas

          MG Trust Company Cust FBO
          Rosen Hotels & Resorts Inc
          Denver, Colorado

          Security Benefit Life
          Insurance Co.
          Topeka, Kansas

          MLPF&S Inc.
          Jacksonville, Florida

          Orchard Trust Company, LLC Cust
          RHD Investors Choice 403B7
          Englewood, Colorado

          Saxon & Co
          Philadelphia, Pennsylvania
--------------------------------------------------------------------------------
Small Cap Growth
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co., Inc.
          San Francisco, California

         Prudential Investment MGMT SVC
          Newark, New Jersey

          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
          None
--------------------------------------------------------------------------------

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Small Cap Growth
--------------------------------------------------------------------------------
  B Class
          None
--------------------------------------------------------------------------------
  C Class
          Pershing LLC
          Jersey City, New Jersey

          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
Ultra
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co., Inc.
          San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
          JP Morgan Chase Bank Trustee
          401(k) Savings Plan of
          JP Morgan Chase & Co. Trust
          Brooklyn, New York

          Fidelity FIIOC TR
          FBO Intel SERP 401k
          Covington, Kentucky

          JP Morgan Chase Bank Trustee
          Bosch Savings Incentive Plan
          Kansas City, Missouri

          JP Morgan Chase TR
          The Interpublic Group of
          Companies Inc.
          Savings Plan Trust
          New York, New York

          Nationwide Trust Company
          FBO Participating
          Retirement Plans
          TPA-NTC
          Columbus, Ohio

          Northern Trust Co TR
          Goodyear Tire &
          Rubber Company
          401K Plan Trust
          Chicago, Illinois
--------------------------------------------------------------------------------
  C Class
          Boone County National
          Bank Cust
          FBP MO Bar 457(B) Plan
          Columbia, Missouri
--------------------------------------------------------------------------------

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Ultra
--------------------------------------------------------------------------------
  R Class
          ING National Trust
          Hartford, Connecticut

          ING Life Insurance and
          Annuity Co.
          Hartford, Connecticut

          Massachusetts Mutual
          Life Insurance
          Springfield, Massachusetts

          Hartford Life Ins Co
          Hartford, Connecticut

          Symetra Investment Services
          Seattle, Washington
--------------------------------------------------------------------------------
  Advisor Class
--------------------------------------------------------------------------------
          Nationwide Trust Company
          Columbus, Ohio

          Charles Schwab & Co., Inc.
          San Francisco, California

          ING Life Insurance
          and Annuity Co
          Hartford, Connecticut

          PRIAC as Trustee/Custodian
          For Various Retirement Plans
          Kansas City, Missouri
--------------------------------------------------------------------------------
Veedot
--------------------------------------------------------------------------------
  Investor Class
          None
--------------------------------------------------------------------------------
  Institutional Class
          Trustees of American
          Century P/S
          & 401K Savings Plan & Trust
          Kansas City, Missouri

          American Century Investment
          Management, Inc.
          Kansas City, Missouri

          UMB TR
          American Century Executive
          Deferred Comp Plan Trust
          Kansas City, Missouri
--------------------------------------------------------------------------------
Vista
--------------------------------------------------------------------------------
  Investor Class
          John Hancock Life Ins Co. USA
          Toronto, Ontario
--------------------------------------------------------------------------------
  Institutional Class
          Delaware Charter
          Guarantee & Trust
          Des Moines, Iowa
--------------------------------------------------------------------------------

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Vista
--------------------------------------------------------------------------------
  Institutional Class
          Trustees of American
          Century P/S
          and 401K Savings Plan
          and Trust
          Kansas City, Missouri

          The Chase Manhattan
          Bank NA TR
          Huntsman Corp Salary
          Deferral Plan & Trust
          New York, New York

          JP Morgan Chase
          Bank Trustee
          Black & Veatch Employee
          Savings Plan
          Kansas City, Missouri

          JP Morgan Chase
          Bank Trustee
          Astellas US Retirement
          and Savings Plan
          Kansas City, Missouri
--------------------------------------------------------------------------------
  C Class
          Delaware Charter
          Guarantee & Trust
          FBO Various Qualified Plans
          Des Moines, Iowa
--------------------------------------------------------------------------------
          Delaware Charter
          Guarantee & Trust
          FBO Principal Financial Group
          Omnibus Qualified
          Des Moines, Iowa
--------------------------------------------------------------------------------
  R Class
          MFS Heritage Trust Co
          Boston, Massachusetts
          Mid-Atlantic Trust
          FBO Aqua-Chem Ret
          PL & Savings
          Ridgeland, Mississippi

          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
          Trustar/Delaware Charter
          FBO Principal Financial Group
          Wilmington, Delaware

          Charles Schwab & Co., Inc.
          San Francisco, California

          Oklahoma Public Employees
          Retirement System
          Board of Trustees
          FBO OK State Employees
          Def Comp Plan
          Greenwood Village, Colorado

          Delaware Charter
          Guarantee & Trust
          FBO Various Qualified Plans
          Des Moines, Iowa

          Transamerica Life
          Insurance Company
          Cedar Rapids, Iowa
--------------------------------------------------------------------------------

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

                                                 PERCENTAGE OF   PERCENTAGE OF
                                                 OUTSTANDING     OUTSTANDING
FUND/                                            SHARES OWNED    SHARES OWNED
CLASS   SHAREHOLDER                              OF RECORD       BENEFICIALLY(1)
--------------------------------------------------------------------------------
Strategic Allocation: Conservative
--------------------------------------------------------------------------------
  Investor
        JPMorgan Chase Bank Trustee
        Andersen Corporation
        Employees 401k Plan
        Kansas City, Missouri

        The Guardian Insurance
        & Annuity Company, Inc.
        Bethlehem, Pennsylvania
--------------------------------------------------------------------------------
  Institutional
        State Street Corp Trustee
        FBO Hallmark Cards Inc.
        Westwood, Massachusetts
--------------------------------------------------------------------------------
  A
        Charles Schwab & Co.
        San Francisco, California
--------------------------------------------------------------------------------
        M L P F & S Inc.
        Jacksonville, Florida
--------------------------------------------------------------------------------
  B
        None
--------------------------------------------------------------------------------
  C
        M L P F & S Inc.
        Jacksonville, Florida
--------------------------------------------------------------------------------
  R
        None
--------------------------------------------------------------------------------
  Advisor
        Saxon & Co.
        Philadelphia, Pennsylvania

        Reliance Trust Company
        Directed
        TR Metlife Retirement
        & Savings
        Jersey City, New Jersey

        Charles Schwab & Co., Inc.
        San Francisco, California
--------------------------------------------------------------------------------
Strategic Allocation: Moderate
--------------------------------------------------------------------------------
  Investor
        JPMorgan Chase Bank Trustee
        Collins & Aikman Personal Savings Plan
        Kansas City, Missouri
--------------------------------------------------------------------------------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Strategic Allocation: Moderate
--------------------------------------------------------------------------------
  Institutional
        State Street Corp Trustee
        FBO Hallmark Cards Inc
        Westwood, Massachusetts

        JPMorgan Chase
        Bank Trustee FBO
        Clarian Health Partners
        Defined Contribution Plan
        Kansas City, Missouri

        Chase Manhattan
        Bank Trustee
        The BOC Group Inc. Savings
        Investment Plan Trust
        New York, New York

        JPMorgan Chase
        Bank Trustee
        Pennzoil Quaker State Co.
        Savings and Investment Plan
        Kansas City, Missouri
--------------------------------------------------------------------------------
  A
        Charles Schwab & Co., Inc.
        San Francisco, California
--------------------------------------------------------------------------------
  B
        M L P F & S Inc.
        Jacksonville, Florida
--------------------------------------------------------------------------------
  C
        M L P F & S Inc.
        Jacksonville, Florida
--------------------------------------------------------------------------------
  R
        MG Trust Co Cust
        FBO Craft Turf Farms Ret Pl
        Denver, Colorado

        MG Trust Cust FBO Natren Inc
        401k Profit Sharing Plan
        Denver, Colorado

        MG Trust Company Cust
        FBO Russell Newman 401k
        Denver, Colorado

        DWS Trust Company TTEE
        FBO Harbor One Credit
        Union 401k Plan
        Salem, New Hampshire

        A S T Trust Company Trustee
        FBO Texas Retina Assoc
        Retirement Plan
        Phoenix, Arizona
--------------------------------------------------------------------------------
  Advisor
        Saxon and Co.
        Philadelphia, Pennsylvania

        Reliance Trust
        Company Directed
        TR Metlife Retirement
        & Savings
        Jersey City, New Jersey

        Charles Schwab & Co., Inc.
        San Francisco, California
--------------------------------------------------------------------------------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS       SHAREHOLDER                      OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Strategic Allocation: Aggressive
--------------------------------------------------------------------------------
  Investor
        Charles Schwab & Co., Inc.
        San Francisco, California

        Union Bank TR Nominee FBO
        Select Benefit Omnibus
        San Diego, California
--------------------------------------------------------------------------------
  Institutional
        State Street Corp Trustee
        FBO Hallmark Cards Inc
        Westwood, Massachusetts

        The Chase Manhattan
        Bank NA TR
        Huntsman Corp. Salary
        Deferral Plan & Trust
        New York, New York

        JPMorgan Chase & Co TR
        Marconi USA Wealth
        Accumulation
        Plan Trust
        New York, New York

        JPMorgan Chase
        Bank Trustee
        St. Jude Medical Inc.
        PS Employee
        Savings Plan and Trust
        Kansas City, Missouri

        Trustlynx & Co
        Denver, Colorado

        JPMorgan Chase
        Bank Trustee
        Sypris Retirement
        Savings Plan
        Kansas City, Missouri

        Chase Manhattan
        Bank Trustee
        The BOC Group Inc. Savings
        Investment Plan Trust
        New York, New York
--------------------------------------------------------------------------------
  A
        Charles Schwab & Co., Inc.
        San Francisco, California
--------------------------------------------------------------------------------
  B
        M L P F & S Inc.
        Jacksonville, Florida
--------------------------------------------------------------------------------
  C
        M L P F & S Inc.
        Jacksonville, Florida
--------------------------------------------------------------------------------
  R
        None
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Strategic Allocation: Aggressive
--------------------------------------------------------------------------------
  Advisor
        Saxon and Co.
        Philadelphia, Pennsylvania

        Reliance Trust
        Company Directed
        TR Metlife Retirement
        & Savings
        Jersey City, New Jersey

        Charles Schwab & Co., Inc.
        San Francisco, California
--------------------------------------------------------------------------------
Newton
--------------------------------------------------------------------------------
  Investor
        American Century Investment
        Management, Inc.
        Kansas City, Missouri

        James E. Stowers III TR
        Shawnee Mission, Kansas
--------------------------------------------------------------------------------
        Harold S. Bradley and
        Kathryn Andrasik-Bradley
        Leawood, Kansas
--------------------------------------------------------------------------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

                                              PERCENTAGE OF     PERCENTAGE OF
                                              OUTSTANDING       OUTSTANDING
FUND/                                         SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
VP Balanced
--------------------------------------------------------------------------------
  Class I
        Nationwide Insurance Company
        Columbus, OH

        Symetra Financial Services
        Redmond, WA

        Lincoln National Life Insurance
        Fort Wayne, IN

        Lincoln Life & Annuity
        Company of New York
        Fort Wayne, IN
--------------------------------------------------------------------------------
VP Capital Appreciation
--------------------------------------------------------------------------------
  Class I
         Mutual of America
         New York, NY
--------------------------------------------------------------------------------
         Nationwide Insurance Company
         Columbus, OH
--------------------------------------------------------------------------------
VP Income & Growth
--------------------------------------------------------------------------------
  Class I
         Nationwide Insurance Company
         Columbus, OH

         CM Life Insurance Company
         Springfield, MA

         Massachusetts Mutual
         Life Insurance Co.
         Springfield, MA
--------------------------------------------------------------------------------
  Class II
         Nationwide Insurance Company
         Columbus, OH

         Minnesota Mutual Life
         Saint Paul, MN
--------------------------------------------------------------------------------
  Class III
         Nationwide Insurance Company
         Columbus, OH
--------------------------------------------------------------------------------
VP International
--------------------------------------------------------------------------------
  Class I
         Nationwide Insurance Company
         Columbus, OH

         IDS Life Insurance Company
         Minneapolis, MN

         M L P F & S
         Jacksonville, FL
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
VP International
--------------------------------------------------------------------------------
  Class II
         IDS Life Insurance Company
         Minneapolis, MN

         Midland National Life
         Insurance Company
         Des Moines, IA
--------------------------------------------------------------------------------
  Class III
         Nationwide Insurance Company
         Columbus, OH
--------------------------------------------------------------------------------
  Class IV
         Nationwide Insurance Company
         Columbus, OH
--------------------------------------------------------------------------------
VP Large Company Value
--------------------------------------------------------------------------------
  Class I
         Annuity Investor
         Life Insurance Company
         Cincinnati, OH
--------------------------------------------------------------------------------
  Class II
         Symetra Financial Services
         Redmond, WA

--------------------------------------------------------------------------------
         Midland National Life
         Insurance Company
         Des Moines, IA
--------------------------------------------------------------------------------
         Annuity Investor Life
         Insurance Company
         Cincinnati, OH
--------------------------------------------------------------------------------
VP Mid Cap Value
--------------------------------------------------------------------------------
  Class I
         Annuity Investor Life
         Insurance Company
         Cincinnati, OH
--------------------------------------------------------------------------------
         Nationwide Insurance Company
         Columbus, OH
--------------------------------------------------------------------------------
  Class II
         American Century Investment
         Management, Inc.
         Kansas City, MO
--------------------------------------------------------------------------------
         Nationwide Insurance Company
         Columbus, OH
--------------------------------------------------------------------------------
VP Ultra
--------------------------------------------------------------------------------
  Class I
         Nationwide Insurance Company
         Columbus, OH

         M L P F & S
         Jacksonville, FL

         First Variable Life
         Insurance Company
         Des Moines, IA

         Principal Life Insurance
         Company
         Des Moines, IA

         Travelers Insurance Company
         Hartford, CT
--------------------------------------------------------------------------------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
VP Ultra
--------------------------------------------------------------------------------
  Class II
           Minnesota Mutual Life
           Saint Paul, MN

           IDS Life Insurance Company
           Minneapolis, MN

           American Enterprise Life
           Minneapolis, MN

           Principal Life Insurance
           Company
           Des Moines, IA

           Nationwide Insurance
           Company
           Columbus, OH

           Security Benefit Life
           FBO SBL Advance Designs
           Topeka, KS
--------------------------------------------------------------------------------
  Class III
           Nationwide Insurance Company
           Columbus, OH
--------------------------------------------------------------------------------
VP Value
--------------------------------------------------------------------------------
  Class I
           IDS Life Insurance Company
           Minneapolis, MN

           Nationwide Insurance Company
           Columbus, OH

           Massachusetts Mutual
           Life Insurance Co.
           Springfield, MA

           CM Life Insurance Company
           Springfield, MA
--------------------------------------------------------------------------------
  Class II
           IDS Life Insurance Company
           Minneapolis, MN

           Nationwide Insurance Company
           Columbus, OH

           Principal Life Insurance
           Company
           Des Moines, IA
--------------------------------------------------------------------------------
  Class III
           Nationwide Insurance Company.
           Columbus, OH
--------------------------------------------------------------------------------
VP Vista
--------------------------------------------------------------------------------
  Class I
           National Life of Vermont
           Montpelier, VT

           Farm Bureau Life
           Insurance Company
           West Des Moines, IA

           Modern Woodmen of America
           West Des Moines, IA

           Annuity Investor Life
           Insurance Company
           Cincinnati, OH
--------------------------------------------------------------------------------
  Class II
           Nationwide Insurance Company
           Columbus, OH
--------------------------------------------------------------------------------

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                             PERCENTAGE OF     PERCENTAGE OF
                                             OUTSTANDING       OUTSTANDING
FUND/                                        SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                        OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
  Investor
          None
--------------------------------------------------------------------------------
  Institutional
          Bost & Co
          Eastman Kodak
          Employee Savings and
          Investment Plan
          Pittsburgh, PA

          1999 Irrevocable US
          Annuity & Gif
          c/o Henry Fett
          St. Louis, MO

          Trustees of American
          Century P/S
          & 401(k) Savings Plan & Trust
          Kansas City, MO
--------------------------------------------------------------------------------
  C
          MG Trust Company Trustee
          FBO Calhoun Dental Ltd
          Denver, CO
--------------------------------------------------------------------------------
  Advisor
          Charles Schwab & Co., Inc.
          San Francisco, CA

          National Financial
          Services LLC
          New York, NY
--------------------------------------------------------------------------------
Global Growth
--------------------------------------------------------------------------------
  Investor
          Charles Schwab & Co., Inc.
          San Francisco, CA
--------------------------------------------------------------------------------
  Institutional
          Trustees of American
          Century P/S
          & 401(k) Savings Plan & Trust
          Kansas City, MO

          UMB TR American
          Century Executive
          Def Comp Plan Trust
          Kansas City, MO
--------------------------------------------------------------------------------

                                             PERCENTAGE OF     PERCENTAGE OF
                                             OUTSTANDING       OUTSTANDING
FUND/                                        SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                        OF RECORD         BENEFICIALLY(1)

--------------------------------------------------------------------------------
Global Growth
--------------------------------------------------------------------------------
  A
          Charles Schwab & Co., Inc.
          San Francisco, CA
--------------------------------------------------------------------------------
  B
          Pershing LLC
          Jersey City, NJ

          American Enterprise
          Investment Svcs
          Minneapolis, MN

          American Enterprise
          Investment Svcs
          Minneapolis, MN

          American Enterprise
          Investment Svcs
          Minneapolis, MN

          American Enterprise
          Investment Svcs
          Minneapolis, MN
--------------------------------------------------------------------------------
  C
          Pershing LLC
          Jersey City, NJ

          First Clearing LLC
          Judith Francis Hudson
          IRA Account
          Glen Allen, VA

          UBS Financial Services Inc.
          FBO Jean Smith LLC
          Washington, DC
--------------------------------------------------------------------------------
  R
          American Century Investment
          Management, Inc.
          Kansas City, MO
--------------------------------------------------------------------------------
  Advisor
          Charles Schwab & Co., Inc.
          San Francisco, CA

          Union Bank Trust
          Nominee
          FBO Select Benefit Omnibus
          San Diego, CA

          Morris & Co.
          South Bend, IN

          National Financial
          Services LLC
          New York, NY
--------------------------------------------------------------------------------
International Discovery
--------------------------------------------------------------------------------
  Investor
          Charles Schwab & Co., Inc.
          San Francisco, CA
--------------------------------------------------------------------------------
  Institutional
          Trustees of American
          Century P/S
          & 401(k) Savings Plan & Trust
          Kansas City, MO

          Balsa & Co
          Dallas, TX

          JPMorgan Chase TR
          Ericsson Capital Accumulation
          and Savings Plan
          Kansas City, MO

          Charles Schwab & Co., Inc.
          San Francisco, CA

          Aspirus Wausau Hospital Inc.
          Wausau, WI
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
International Discovery
--------------------------------------------------------------------------------
  Advisor
          FISERV ISS & Co
          FBO Arthur C. Anderson
          Denver, CO

          FISERV ISS & Co TTEE
          FBO Jill R Eaton
          Denver, CO
--------------------------------------------------------------------------------
International Growth
--------------------------------------------------------------------------------
  Investor
          Charles Schwab & Co., Inc.
          San Francisco, CA
--------------------------------------------------------------------------------
  Institutional
          The Chase Manhattan
          Bank NA TR
          Huntsman Corp Salary
          Deferral Plan & Trust
          New York, NY

          State Street Bank & Trust TR
          Lowes 401K Plan
          Westwood, MA

          Trustees of American Century
          P/S & 401K Savings
          Plan & Trust
          Kansas City, MO

          A.G. Investments Co., L.P.
          Wilmington, DE

          Charles Schwab & Co., Inc.
          San Francisco, CA

          Chase Manhattan
          Bank NA TR
          Huntsman Corp MPP
          Plan & Trust
          New York, NY
--------------------------------------------------------------------------------
  A
          Charles Schwab & Co., Inc.
          San Francisco, CA
--------------------------------------------------------------------------------
  B
          MLPF&S Inc.
          Jacksonville, FL
--------------------------------------------------------------------------------
  C
          MLPF&S Inc.
          Jacksonville, FL
--------------------------------------------------------------------------------
  R
          Symetra Investment Services
          Seattle, WA

          ING Life Insurance and
          Annuity Co
          Hartford, CT

          MLPF&S Inc.
          Jacksonville, FL
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
International Growth
--------------------------------------------------------------------------------
  Advisor
          State Street Bank
          FBO ADP Daily Val
          North Quincy, MA

          Nationwide Insurance
          Company QPVA
          Columbus, OH

          Nationwide Trust Company FSB
          Columbus, OH
--------------------------------------------------------------------------------
International Opportunities
--------------------------------------------------------------------------------
  Investor
          Charles Schwab & Co., Inc.
          San Francisco, CA
--------------------------------------------------------------------------------
  Institutional
          American Century Investment
          Management, Inc.
          Kansas City, MO
--------------------------------------------------------------------------------
International Stock
--------------------------------------------------------------------------------
  Investor
          None
--------------------------------------------------------------------------------
International Value
--------------------------------------------------------------------------------
  Investor
          American Century Investment
          Management, Inc.
          Kansas City, MO

          E* Trade Clearing LLC
          IRA Cust
          W Sacramento, CA

          E* Trade Clearing LLC
          IRA Cust
          W Sacramento, CA

          E* Trade Clearing LLC
          IRA Cust
          W Sacramento, CA
--------------------------------------------------------------------------------
  Institutional
          Northwestern Mutual Life
          Milwaukee, WI
--------------------------------------------------------------------------------
  A
          None
--------------------------------------------------------------------------------
  B
          None
--------------------------------------------------------------------------------
  C
          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  R
          American Century Investment
          Management, Inc.
          Kansas City, MO
--------------------------------------------------------------------------------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Life Sciences
--------------------------------------------------------------------------------
  Investor
           Charles Schwab & Co., Inc.
           San Francisco, CA
--------------------------------------------------------------------------------
  Institutional
           Trustees of American Century
           P/S & 401K Savings
           Plan & Trust
           Kansas City, MO

           UMB TR American Century
           Executive Def Comp Plan Trust
           Kansas City, MO
--------------------------------------------------------------------------------
  C
           American Century Investment
           Management, Inc.
           Kansas City, MO

           Citigroup Global Markets Inc.
           New York, NY

           American Enterprise
           Investment Svcs
           Minneapolis, MN
--------------------------------------------------------------------------------
  Advisor
           MG Trust Company Cust FBO
           Scott S Liquid-Gold Inc
           401(K) Plan
           Denver, CO

           MG Trust Company
           Cust FBO KCG
           Communications 401(K) Plan
           Denver, CO

           AG Edwards & Sons C/F
           Edward Hlipala Sr Decd FBO
           Edward Hlipala Jr
           Waterford, CT

           Nationwide Trust
           Company FSB
           Columbus, OH

           Frontier Trust Company TTEE
           FBO Browne Blebotte
           Wilson & Horn
           PLLC 401K Plan
           Fargo, ND

           Symetra Investment Services
           Seattle, WA

           UMBSC & CO
           FBO Ronald Kufahl IRA
           Kansas City, MO

           National Financial
           Services LLC
           New York, NY

           Pershing LLC
           Jersey City, NJ
--------------------------------------------------------------------------------

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                      OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
NT Emerging Markets
--------------------------------------------------------------------------------
  Institutional
           American Century Serv Port
           LIVESTRONG 2025 Portfolio
           NT Emerging Markets
           Omnibus
           Kansas City, MO

           American Century Serv Corp
           LIVESTRONG 2035 Portfolio
           NT Emerging Markets
           Omnibus
           Kansas City, MO

           American Century Serv Corp
           LIVESTRONG 2045 Portfolio
           NT Emerging Markets
           Omnibus
           Kansas City, MO

           American Century Serv Corp
           LIVESTRONG 2015 Portfolio
           NT Emerging Markets
           Omnibus
           Kansas City, MO
--------------------------------------------------------------------------------
NT International Growth
--------------------------------------------------------------------------------
  Institutional
           American Century Serv Port
           LIVESTRONG 2025 Portfolio
           NT International
           Growth Omnibus
           Kansas City, MO

           American Century Serv Corp
           LIVESTRONG 2015 Portfolio
           NT International
           Growth Omnibus
           Kansas City, MO

           American Century Serv Corp
           LIVESTRONG 2035 Portfolio
           NT International
           Growth Omnibus
           Kansas City, MO

           American Century Serv Corp
           LIVESTRONG 2045 Portfolio
           NT International
           Growth Omnibus
           Kansas City, MO

           American Century Serv Corp
           LIVESTRONG Income Portfolio
           NT International
           Growth Omnibus
           Kansas City, MO
--------------------------------------------------------------------------------
Technology
--------------------------------------------------------------------------------
  Investor
           Charles Schwab & Co., Inc.
           San Francisco, CA
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Technology
--------------------------------------------------------------------------------
  Institutional
           Trustees of American Century
           P/S & 401K Savings
           Plan & Trust
           Kansas City, MO

           UMB TR American Century
           Executive Def Comp
           Plan Trust
           Kansas City, MO
--------------------------------------------------------------------------------
  Advisor
           MG Trust Cust
           FBO Gibbs M. Smith Inc.
           401k P/S Plan
           Denver, CO

           MG Trust Company Cust
           FBO Carmel Architectural
           Sales 401K P
           Denver, CO

           Pershing LLC
           Jersey City, NJ

           MG Trust Cust FBO
           Cincinnati Fastener Co
           401k Plan
           Denver, CO

           National Financial
           Services LLC
           New York, NY
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

                                                                      EXHIBIT C

                       CURRENT AND PRO FORMA ADVISORY FEES

SHAREHOLDER FEES (fees paid directly from your investment)

                              Advisor     Pro Forma
                              Class       Advisor Class
 -------------------------------------------------------
 Maximum Sales Charge (Load)  None        None(1)
 Imposed on Purchases
    (as a percentage
    of offering price)
-------------------------------------------------------
 Maximum Deferred             None        None(2)
 Sales Charge (Load)
    (as a percentage of the
    lower of the original
    offering price or
    redemption proceeds)
-------------------------------------------------------
 Redemption/Exchange Fee      None        None
    (as a percentage of
    amount redeemed/exchanged)
-------------------------------------------------------
 Maximum Account              None        None
 Maintenance Fee
 -------------------------------------------------------

(1)  It is  anticipated  that this class would be subject to a  front-end  sales charge, but it will not apply to shares purchased in the same accounts.

(2)  Investments  of $1 million or more may be subject to a contingent  deferred sales  charge of 1.00% if the  shares are  redeemed  within one year of the date of purchase.

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                                                                                            TOTAL
                                                             DISTRIBUTION AND               ANNUAL FUND
                                                MANAGEMENT    SERVICE (12B-1)     OTHER     OPERATING
     ISSUER        FUND             CLASS          FEE             FEES          EXPENSES   EXPENSES
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
ACCP         Equity Income    Advisor Class   0.73%(1)       0.50%(2)         0.00%(3)      1.23%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       0.98%(1)       0.25%(4)         0.00%(3)      1.23%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Large Company    Advisor Class   0.59%(1)       0.50%(2)         0.00%(3)      1.09%
             Value
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       0.84%(1)       0.25%(4)         0.00%(3)      1.09%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Mid Cap Value    Advisor Class   0.75%(5)       0.50%(2)         0.00%(3)      1.25%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.00%(5)       0.25%(4)         0.00%(3)      1.25%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Real Estate      Advisor Class   0.90%(1)       0.50%(2)         0.00%(3)      1.40%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.15%(1)       0.25%(4)         0.00%(3)      1.40%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Small Cap Value  Advisor Class   1.00%(1)       0.50%(2)         0.00%(3)      1.50%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.25%(1)       0.25%(4)         0.00%(3)      1.50%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Value            Advisor Class   0.74%(1)       0.50%(2)         0.00%(3)      1.24%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       0.99%(1)       0.25%(4)         0.00%(3)      1.24%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
ACGF         Legacy Large Cap Advisor Class   0.85%(1)       0.50%(2)         0.00%(3)      1.35%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.10%(1)       0.25%(4)         0.00%(3)      1.35%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Legacy Focused   Advisor Class   0.85%(1)       0.50%(2)         0.00%(3)      1.35%
             Large Cap
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.10%(1)       0.25%(4)         0.00%(3)      1.35%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Legacy Multi Cap Advisor Class   0.90%(1)       0.50%(2)         0.00%(3)      1.40%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.15%(1)       0.25%(4)         0.00%(3)      1.40%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
ACMF         Balanced         Advisor Class   0.65%(1)       0.50%(2)         0.00%(3)      1.15%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       0.90%(1)       0.25%(4)         0.00%(3)      1.15%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Capital Value    Advisor Class   0.85%(1)       0.50%(2)         0.00%(6)      1.35%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.10%(1)       0.25%(4)         0.00%(6)      1.35%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Growth           Advisor Class   0.75%(1)       0.50%(2)         0.00%(3)      1.25%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.00%(1)       0.25%(4)         0.00%(3)      1.25%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Heritage         Advisor Class   0.75%(5)       0.50%(2)         0.00%(3)      1.25%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.00%(1)       0.25%(4)         0.00%(3)      1.25%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Select           Advisor Class   0.75%(1)       0.50%(2)         0.00%(3)      1.25%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.00%(1)       0.25%(4)         0.00%(3)      1.25%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Ultra            Advisor Class   0.74%(1)       0.50%(2)         0.00%(6)      1.24%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       0.99%(1)       0.25%(4)         0.00%(3)      1.24%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Vista            Advisor Class   0.75%(5)       0.50%(2)         0.00%(3)      1.25%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.00%(1)       0.25%(4)         0.00%(3)      1.25%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
ACSAA        Strategic        Advisor Class   0.74%(1)       0.50%(2)         0.00%(6)      1.24%
             Allocation:
             Conservative
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       0.99%(1)       0.25%(4)         0.00%(6)      1.24%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Strategic        Advisor Class   0.80%(1)       0.50%(2)         0.00%(5)      1.30%
             Allocation:
             Moderate
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.05%(1)       0.25%(4)         0.00%(5)       1.30%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Strategic        Advisor Class   0.93%(1)       0.50%(2)         0.00%(6)      1.43%
             Allocation:
             Aggressive
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.18%(1)       0.25%(4)         0.00%(6)      1.43%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
ACWMF        Emerging Markets Advisor Class   1.54%(1)       0.50%(2)         0.01%(7)      2.05%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.79%(1)       0.25%(4)         0.01%(7)      2.05%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Global Growth    Advisor Class   1.05%(1)       0.50%(2)         0.01%(7)      1.56%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.30%(1)       0.25%(4)         0.01%(7)      1.56%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             International    Advisor Class   1.15%(1)       0.50%(2)         0.01%(8)      1.66%
             Discovery
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.40%(1)       0.25%(4)         0.01%(8)      1.66%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             International    Advisor Class   1.00%(1)       0.50%(2)         0.01%(8)      1.51%
             Growth
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.25%(1)       0.25%(4)         0.01%(7)      1.51%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Life Sciences    Advisor Class   1.10%(9)       0.50%(2)         0.01%(7)      1.61%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.35%(9)       0.25%(4)         0.01%(7)      1.61%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
             Technology       Advisor Class   1.25%(1)       0.50%(2)         0.01%(8)      1.76%
------------ ---------------- --------------- -------------- ---------------- ------------- ------------
                              Pro Forma       1.50%(1)       0.25%(4)         0.01%(8)      1.76%
                              Advisor Class
------------ ---------------- --------------- -------------- ---------------- ------------- ------------

(1)  THE FUND PAYS THE ADVISOR A SINGLE,  UNIFIED  MANAGEMENT  FEE FOR ARRANGING
     ALL SERVICES  NECESSARY FOR THE FUND TO OPERATE.  THE FEE SHOWN IS BASED ON
     ASSETS  DURING THE FUND'S MOST RECENT  FISCAL YEAR.  THE FUND HAS A STEPPED
     FEE SCHEDULE. AS A RESULT, THE FUND'S UNIFIED MANAGEMENT FEE RATE GENERALLY
     DECREASES  AS STRATEGY  ASSETS  INCREASE AND  INCREASES AS STRATEGY  ASSETS
     DECREASE.

(2)  THE 12B-1 FEE IS DESIGNED TO PERMIT  INVESTORS TO PURCHASE  SHARES  THROUGH
     BROKER-DEALERS,    BANKS,   INSURANCE   COMPANIES   AND   OTHER   FINANCIAL
     INTERMEDIARIES.   THE  FEE  MAY  BE  USED  TO  COMPENSATE   SUCH  FINANCIAL
     INTERMEDIARIES  FOR  DISTRIBUTION  AND  OTHER  SHAREHOLDER   SERVICES.   IN
     ADDITION,  HALF OF THE  ADVISOR  CLASS  12B-1 FEE  (0.25%)  IS FOR  ONGOING
     RECORDKEEPING   AND   ADMINISTRATIVE   SERVICES   PROVIDED   BY   FINANCIAL
     INTERMEDIARIES,  WHICH  WOULD  OTHERWISE  BE PAID BY THE ADVISOR OUT OF THE
     UNIFIED  MANAGEMENT FEE. THE ADVISOR HAS REDUCED ITS UNIFIED MANAGEMENT FEE
     BY 0.25% FOR ADVISOR CLASS SHARES, BUT THE FEE FOR CORE INVESTMENT ADVISORY
     SERVICES IS THE SAME FOR ALL CLASSES.

(3)  OTHER  EXPENSES,  WHICH  INCLUDE  THE  FEES  AND  EXPENSES  OF  THE  FUND'S
     INDEPENDENT  DIRECTORS AND THEIR LEGAL COUNSEL,  AS WELL AS INTEREST,  WERE
     LESS THAN 0.005% FOR THE MOST RECENT FISCAL YEAR.

(4)  THE 12B-1 FEE IS DESIGNED TO PERMIT  INVESTORS TO PURCHASE  SHARES  THROUGH
     BROKER-DEALERS,    BANKS,   INSURANCE   COMPANIES   AND   OTHER   FINANCIAL
     INTERMEDIARIES.   THE  FEE  MAY  BE  USED  TO  COMPENSATE   SUCH  FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES.

(5)  THE FUND PAYS THE ADVISOR A SINGLE,  UNIFIED  MANAGEMENT  FEE FOR ARRANGING
     ALL SERVICES NECESSARY FOR THE FUND TO OPERATE.

(6)  OTHER  EXPENSES,  WHICH  INCLUDE  THE  FEES  AND  EXPENSES  OF  THE  FUND'S
     INDEPENDENT  DIRECTORS  AND THEIR  LEGAL  COUNSEL,  INTEREST,  AND FEES AND
     EXPENSES  INCURRED  INDIRECTLY  BY THE FUND AS A RESULT  OF  INVESTMENT  IN
     SHARES OF ONE OR MORE MUTUAL FUNDS,  HEDGE FUNDS,  PRIVATE  EQUITY FUNDS OR
     OTHER POOLED INVESTMENT VEHICLES, WERE LESS THAN 0.005% FOR THE MOST RECENT
     FISCAL YEAR.

(7)  OTHER  EXPENSES  INCLUDE THE FEES AND  EXPENSES  OF THE FUND'S  INDEPENDENT
     DIRECTORS AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST. OTHER EXPENSES ALSO
     INCLUDE FEES AND EXPENSES  INCURRED  INDIRECTLY  BY THE FUND AS A RESULT OF
     INVESTMENT  IN SHARES OF ONE OR MORE MUTUAL  FUNDS,  HEDGE  FUNDS,  PRIVATE
     EQUITY FUNDS OR OTHER POOLED INVESTMENT VEHICLES.

(8)  OTHER  EXPENSES  INCLUDE THE FEES AND  EXPENSES  OF THE FUND'S  INDEPENDENT
     TRUSTEES AND ITS LEGAL COUNSEL, AS WELL AS INTEREST.

(9)  THE EXPENSE INFORMATION  REFLECTS THE CURRENT MANAGEMENT FEE AMOUNT,  WHICH
     WAS REDUCED EFFECTIVE AUGUST 1, 2006.

                                                                       EXHIBIT D

                        INVESTMENT SUBADVISORY AGREEMENT

     THIS INVESTMENT  SUBADVISORY AGREEMENT  ("Agreement") is made as of the 1st day of August, 2007, by and among AMERICAN CENTURY INVESTMENT  MANAGEMENT,  INC.
("ACIM"),  a Delaware  corporation,  and NORTHERN TRUST  INVESTMENTS,  N.A. (the
"Subadvisor"), an Illinois corporation.

                                   WITNESSETH:

     WHEREAS,  ACIM is the  investment  advisor to the funds listed on Exhibit A hereto (each a "Fund" and collectively  the "Funds"),  each of which is a series of shares of  American  Century  Capital  Portfolios,  Inc.  ("ACCP")  and is an
open-end  management  investment  company  registered  with the  Securities  and
Exchange  Commission  under the Investment  Company Act of 1940, as amended (the
"Investment Company Act"); and

     WHEREAS,  ACIM and the Subadvisor are both investment  advisors  registered with the Securities and Exchange Commission under the Investment Advisers Act of
1940, as amended; and

     WHEREAS,  ACCP has engaged ACIM to serve as the investment  manager for the
Funds pursuant to a Management Agreement dated August 1, 2006; and

     WHEREAS,  ACIM desires to engage the  Subadvisor  as a  subadvisor  for the
Funds, and the Subadvisor desires to accept such engagement; and

     WHEREAS, the Boards of Directors of ACIM and the Subadvisor have determined that it is advisable to enter into this Agreement.

     NOW,  THEREFORE,  in consideration of the premises and of the covenants and agreements  hereinafter set forth, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

     1.  INVESTMENT   DESCRIPTION  -  APPOINTMENT.   ACIM  hereby  appoints  the
Subadvisor  to provide the advisory  services  described  herein to the Funds in accordance with each Fund's  Prospectus and Statement of Additional  Information
as in effect and as amended  from time to time,  subject  to the  oversight  and direction of each Fund's Board of Directors and ACIM. ACIM will promptly provide the Subadvisor  copies of all amendments to each Fund's Prospectus and Statement of  Additional  Information  on an  ongoing  basis.  In  consideration  for  the compensation set forth below, the Subadvisor  accepts the appointment and agrees to furnish the services described herein.

     2. SERVICES AS INVESTMENT SUBADVISOR.

     (a) Subject to the general  supervision  of each Fund's  Board of Directors and of  ACIM,  the  Subadvisor  will  (i) act in  conformity  with  each  Fund's
Prospectus and Statement of Additional Information,  the Investment Company Act,
the  Investment  Advisers  Act of 1940  (the  "Investment  Advisers  Act"),  the
Internal  Revenue Code (the "Code") and all other  applicable  federal and state laws and  regulations,  as the same may from time to time be amended;  (ii) make investment  decisions  for each Fund in accordance  with such Fund's  investment objective  and  policies as stated in such Fund's  Prospectus  and  Statement of
Additional Information and with such written guidelines as ACIM may from time to time provide to the  Subadvisor;  (iii) place purchase and sale orders on behalf of the Funds;  (iv)  maintain  books and records with respect to the  securities transactions  of each Fund;  and (v) furnish the Funds' Board of Directors  such periodic, regular and special reports with respect to the Funds and its services hereunder  as  the  Board  may  reasonably  request  or as may  be  required  by applicable law or regulation.

     (b) In providing those  services,  the Subadvisor will supervise the Fund's investments  and conduct a continual  program of investment,  evaluation and, if appropriate,  sale and  reinvestment  of the Funds'  assets.  In  addition,  the
Subadvisor will furnish ACCP or ACIM whatever information, including statistical data, ACCP or ACIM may reasonably  request with respect to the instruments  that any Fund may hold or contemplate purchasing.

     (c) The  Subadvisor  will at all times comply with the policies  adopted by the Funds'  Board of  Directors of which it has  received  written  notice.  Any change to any such  policies  shall be approved by the Funds' Board of Directors prior  to the  implementation  of such  change,  and  Subadvisor  will be  given reasonable notice of the anticipated change.

     (d) All cash, securities and other assets of the Funds shall be held at all times  by  such  entity  or  entities  engaged  by  ACCP  to  be  the  custodian
(collectively,  the  "CUSTODIAN")  in  compliance  with  Section  17(f)  of  the
Investment  Company Act. The Subadvisor shall not be responsible for any custody arrangements  involving  any  assets  of the  Funds  or for the  payment  of any custodial  charges or fees, nor shall the Subadvisor  have possession or custody of any such assets. All payments,  distributions and other transactions in cash, securities  or other assets in respect of the Funds shall be made directly to or from the  custodian.  ACIM  shall  provide,  or shall  direct the  custodian  to provide,  to the Subadvisor  from time to time such reports  concerning  assets, receipts  and  disbursements  with  respect to the Funds as the  Subadvisor  may request,  including daily information on cash balances available for investment,
Fund redemption activity and market value of the securities held by the Funds.

     (e) ACIM  acknowledges  and agrees  that the  Subadvisor  is not the Funds'
pricing agent,  and is not  responsible  for pricing the securities  held by any
Fund,  however the Subadvisor will provide  reasonable  assistance to the Funds'
pricing  agents  in  valuing  securities  held by each  Fund  for  which  market quotations are not readily available.

     (f) The  Subadvisor  makes no  representations  or  warranties,  express or implied, that any level of performance or investment results will be achieved by the Funds or that the Funds will perform comparably with any standard, including any other clients of the Subadvisor or index.

     (g) The Subadvisor will not consult with any other subadvisors of the Funds or other  subadvisors to a series under common control with any Fund  concerning transactions of the Funds in securities or other assets.

     (h) The  Subadvisor  will not  advise  or act for the  Funds  in any  legal proceedings,  including bankruptcies or class actions, involving securities held in the Funds or issues of those securities, unless otherwise agreed.

     3. BROKERAGE.

     (a) In  executing  transactions  for the Funds  and  selecting  brokers  or dealers,  the  Subadvisor  will seek to  obtain  the best  price  and  execution available and shall execute or direct the execution of all such  transactions as permitted  by law  and  in a  manner  that  is  consistent  with  its  fiduciary obligations to the Funds and its other clients.  In assessing the best price and execution  available for any Fund transaction,  the Subadvisor will consider all factors it deems relevant  including,  but not limited to, breadth of the market in the  security,  the  price  of the  security,  the  financial  condition  and execution  capability  of the  broker or dealer  and the  reasonableness  of any commission for the specific  transaction and on a continuing  basis.  Consistent with  this  obligation,  when the  execution  and price  offered  by two or more brokers or dealers  are  comparable,  the  Subadvisor  may,  at its  discretion, execute transactions with brokers and dealers who provide the Funds and/or other accounts over which the Subadvisor exercises investment discretion with research advice and other  services,  but in all instances best price and execution shall control.  The Subadvisor is authorized to place purchase and sale orders for the
Funds with brokers  and/or  dealers  subject to the  supervision of ACIM and the
Board of Directors of the Funds and in accordance with the limitations set forth in the registration statement for the Fund shares then in effect.

     (b) On  occasions  when the  Subadvisor  deems  the  purchase  or sale of a security  to be in the  best  interest  of a Fund  as well as one or more of its other clients, the Subadvisor may to the extent permitted by applicable law, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other  clients.  In such event,  allocation  of the  securities  so purchased or sold will be made by the  Subadvisor in a manner it considers to be equitable  and  consistent  with its fiduciary  obligations  to ACCP and to such other clients. ACIM recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund.

     4. INFORMATION PROVIDED TO ACCP.

     (a) The  Subadvisor  will  keep  ACCP and  ACIM  informed  of  developments materially affecting the Funds and will take initiative to furnish ACCP and ACIM on at least a quarterly basis with whatever  information the Subadvisor and ACIM believe is appropriate for this purpose.  Such regular  quarterly  reports shall include information  reasonably  requested by the Funds' Board of Directors from time to time.

     (b) The Subadvisor will provide ACCP and ACIM with such investment records, ledgers, accounting and statistical data, and other information as ACCP and ACIM reasonably request for the preparation of registration statements,  periodic and other  reports  and other  documents  required  by  federal  and state  laws and regulations,  and  particularly  as may be  required  for the  periodic  review, renewal,  amendment  or  termination  of this  Agreement,  and  such  additional documents  and  information  as ACCP  and ACIM may  reasonably  request  for the management of their affairs. The Subadvisor  understands that the Funds and ACIM will rely on such  information  in the  preparation  of the Funds'  registration statements,  the Funds' financial  statements,  and any such reports, and hereby covenants that any such information derived from the investment records, ledgers and accounting  records  maintained by the Subadvisor shall be true and complete in all material respects.

     (c) At the  request  of the Board of  Directors,  a  representative  of the
Subadvisor   shall  attend  meetings  of  the  Board  of  Directors  to  make  a presentation  on each Fund's  performance and such other matters as the Board of
Directors, the Subadvisor and ACIM believe is appropriate.

     (d) The Subadvisor shall furnish to regulatory  authorities any information or  reports in  connection  with such  services  as may be  lawfully  requested, provided,  however,  that the Subadvisor  shall not otherwise be responsible for the  preparation  and  filing of any other  reports  or  statements  (including, without  limitation,  any tax returns or financial  statements)  required of the
Funds by any governmental or regulatory agency, except as expressly agreed to in writing.  The  Subadvisor  shall  also,  at ACCP's  request,  certify  to ACCP's independent  auditors  that sales or  purchases  aggregated  with those of other clients of the Subadvisor,  as described in Section 3 above, were allocated in a manner it considers to be equitable.

     (e) In compliance with the requirements of the Investment  Company Act, the
Subadvisor  hereby  agrees that all records that it maintains  for the Funds are the  property of ACCP and further  agrees to  surrender  to ACCP  promptly  upon
ACCP's written request any of such records.  In addition,  the Subadvisor agrees to  cooperate  with ACCP and ACIM when  either of them is being  examined by any regulatory  authorities,  and  specifically  agrees to promptly  comply with any request by such  authorities to provide  information or records.  The Subadvisor further agrees to preserve for the periods of time  prescribed by the Investment
Company  Act  and the  Investment  Advisers  Act the  records  it  maintains  in accordance with Section 2(a)(iv).

     (f) ACIM will vote each Fund's investment securities in accordance with its proxy voting policy and procedures.  The Subadvisor shall not be responsible for any such voting.

     (g) In connection with the purchase and sale of securities of the Fund, the
Subadvisor  shall arrange for the transmission to ACIM and the custodian for the
Fund on a daily basis such  confirmation,  trade tickets and other  documents as may be  reasonably  necessary  to enable  them to perform  their  administrative responsibilities with respect to the Fund's investment  portfolio.  With respect to portfolio  securities  to be purchased or sold through the  Depository  Trust
Company, the Subadvisor shall arrange for the automatic transmission of the I.D.
confirmation  of the trade to the custodian of the Fund. The Subadvisor  will be responsible for providing  portfolio  trades to the Fund's  accounting agent for inclusion  in the  daily  calculation  of the  Fund's  NAV in a  manner,  and in accordance with such time  requirements  as ACIM and the Subadvisor  shall agree
on. In the event trade data is not  delivered by the  Subadvisor  in  accordance with such  requirements  and the  Subadvisor's  failure  causes an error that is material to the Fund, the subadvisor shall reimburse the Fund pursuant to ACIM's
NAV Error Policy.

     5.  CONFIDENTIALITY.  The parties to this  Agreement  agree that each shall treat as  confidential in accordance with its policies and procedures to protect similar  confidential  information,  and with  applicable  law, all  information provided  by  a  party  to  the  others  regarding  such  party's  business  and operations, including without limitation the investment activities, holdings, or identities of shareholders of the Funds. All confidential  information  provided by a party  hereto  shall be used by any other  parties  hereto  solely  for the purposes of rendering  services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement,  shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be  applicable  to any  information  that is publicly  available  when
provided  or  which  thereafter   becomes  publicly   available  other  than  in
contravention  of this  paragraph.  The  foregoing  also  shall not apply to any information which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties  hereto,  by judicial or  administrative  process or otherwise by applicable law or regulation; provided, however, that the disclosing party shall provide  reasonable  notice  to the  other  parties  hereto  prior  to any  such disclosure.

     6. COMPENSATION.

     (a) In consideration of the services  rendered  pursuant to this Agreement,
ACIM will pay the Subadvisor a management fee, payable monthly in arrears on the first business day of each month. The fee for the each month shall equal the sum of the product of the  "Applicable  Fee" for each Fund as set forth on Exhibit A attached  hereto,  times the net  assets of such Fund on that day,  and  further dividing that product by 365 (366 for leap years), for each calendar day in such month.

     (b) In the event that the Board of  Directors  of ACCP shall  determine  to issue  any  additional  series  of  shares  for  which it is  proposed  that the
Subadvisor serve as investment manager,  and for which the Subadvisor desires to so serve,  ACIM and the  Subadvisor shall

amend  Exhibit A to this  Agreement  setting  forth the name of the series,  the
Applicable  Fee and such other terms and  conditions  as are  applicable  to the management of such series of shares.

     (c) The Subadvisor shall have no right to obtain compensation directly from any Fund or ACCP for services  provided  hereunder  and agrees to look solely to
ACIM for payment of fees due. Upon  termination of this Agreement before the end of a month,  or in the event the  Agreement  begins  after the  beginning of the month, the fee for that month shall be prorated according to the proportion that such period bears to the full monthly  period and shall be payable upon the date of termination of this Agreement.

     7.  EXPENSES.  ACIM,  ACCP,  and the  Funds  shall  assume  and  pay  their respective  organizational,  operational and business  expenses not specifically assumed or agreed to be paid by the Subadvisor  pursuant to this Agreement.  The
Subadvisor shall pay its own  organizational,  operational and business expenses but shall not be  obligated to pay any  expenses of ACIM,  ACCP,  and the Funds, including,  without limitation:  (a) brokerage fees or commissions in connection with the execution of securities  transactions,  (b) taxes and interest; and (c)
custodian fees and expenses.

     8.  SERVICES TO OTHER  COMPANIES OR  ACCOUNTS.  ACIM  understands  that the
Subadvisor or its affiliates may act as investment  advisor to other clients and
ACIM has no objection to the Subadvisor so acting. In addition, ACIM understands that the persons  employed by the Subadvisor to assist in the performance of the
Subadvisor's  duties  hereunder  will not devote their full time to such service and nothing  contained  herein shall be deemed to limit or restrict the right of the  Subadvisor or any affiliate of the  Subadvisor to engage in and devote time and  attention  to other  business or to render  services  of  whatever  kind or nature.

     9. TERM AND TERMINATION OF AGREEMENT.

     (a) This  Agreement  shall become  effective  as of the date first  written above and shall continue  until July 31, 2009, and shall continue  thereafter so long as such  continuance is specifically  approved at least annually by (i) the
Board  of  Directors  of  ACCP  or  (ii)  a vote  of a  majority  of the  Fund's outstanding voting securities,  provided that in either event the continuance is also  approved by a majority of the Board of  Directors  who are not  interested persons  (as  defined  in the  Investment  Company  Act)  of any  party  to this
Agreement,  by a vote cast at a meeting called for the purpose of voting on such approval.  The annual  approvals  provided  for  herein  shall be  effective  to continue this Agreement from year to year if given within a period beginning not more  than  ninety  (90)  days  prior  to  July  31  of  each  applicable  year, notwithstanding  the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     (b) This Agreement is terminable without penalty as to any Fund on 60 days'
written notice by (i) the Board of Directors of ACCP, (ii) by vote of holders of a majority of a Fund's  shares,  (iii) by ACIM, or (iv) by the  Subadvisor,  and will terminate  automatically upon any termination of the investment  management agreement between ACCP and ACIM. This

Agreement  will  terminate  automatically  in the event of its  assignment.  The
Subadvisor agrees to notify ACIM of any circumstances  that might result in this
Agreement being deemed to be assigned.

     10. REPRESENTATIONS.

     (a) ACIM and the  Subadvisor  each  represents  that it is registered as an investment  advisor  under the  Investment  Advisers  Act,  that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify  the other if it  ceases  to be so  registered,  if its  registration  is suspended for any reason, or if it is notified by any regulatory organization or court of competent  jurisdiction  that it should show cause why its registration should not be  suspended or  terminated.  ACIM and the  Subadvisor  each further represents that it is registered  under the laws of all  jurisdictions  in which the conduct of its business hereunder requires such registration.

     (b) ACIM represents and warrants that (i) the appointment of the Subadvisor has been duly  authorized;  (ii) it has full power and  authority to execute and deliver this Agreement and to perform the services contemplated  hereunder,  and such execution, delivery and performance will not cause it to be in violation of its Articles of  Incorporation,  Bylaws,  or any material laws; and (iii) it has received  a copy of Part II of the  Subadvisor's  Form ADV no less than 48 hours prior to entering into this Agreement.

     (c)  The  Subadvisor  represents  and  warrants  that  (i) its  service  as subadvisor  hereunder  has been  duly  authorized;  (ii) it has full  power  and authority  to execute and deliver  this  Agreement  and to perform the  services contemplated  hereunder,  and such execution,  delivery and performance will not cause it to be in  violation  of its  organizational  documents,  its  Bylaws or material  laws;  (iii) it will at all  times in the  performance  of its  duties hereunder comply in all material  respects with the provisions of the Investment
Company  Act, the  Investment  Advisers  Act, the Code and all other  applicable federal and state laws and regulations,  as the same may be amended from time to time; and (iv) it has all controls  necessary to perform its  obligations  under and comply with the representations and warranties it made in this Agreement.

     11.  AMENDMENT OF THIS  AGREEMENT.  No provision of this  Agreement  may be changed,  waived,  discharged or terminated orally, but only by an instrument in writing  signed by the party against which  enforcement  of the change,  waiver, discharge or termination is sought.

     12. ENTIRE  AGREEMENT.  This  Agreement  constitutes  the entire  agreement between the parties hereto on the subject matter described herein.

     13. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the
Subadvisor  is and shall be an  independent  contractor  and,  unless  otherwise expressly  provided  or  authorized,  shall  have  no  authority  to act  for or represent ACCP or ACIM in any way, or otherwise be deemed to be an agent of ACCP or ACIM.

     14. SEVERABILITY.  If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or similar authority, the remainder of this Agreement shall not be affected thereby.

     15. NOTICES. All notices and other communications  hereunder shall be given or  made in  writing  and  shall  be  delivered  personally,  or sent by  telex, telecopy,  express  delivery or registered or certified mail,  postage  prepaid, return receipt  requested,  to the party or parties to whom they are directed at the  following  addresses,  or at such other  addresses as may be  designated by notice from such party to all other parties.

         To the Subadvisor:

                               The Northern Trust Company
                               50 South LaSalle Street, M-9
                               Chicago, Illinois  60675
                               Attention:  Legal Department

         To ACIM:

                               American Century Investments
                               4500 Main Street
                               Kansas City, Missouri  64111
                               Attention:  General Counsel

Any notice,  demand or other  communication given in a manner prescribed in this
Section shall be deemed to have been delivered on receipt.

     16.  DISCLOSURE.  ACIM shall not,  without the prior written consent of the
Subadvisor,  make  representations  regarding or reference the Subadvisor or any affiliates in any disclosure document, advertisement,  sales literature or other promotional  materials;  PROVIDED,  HOWEVER,  the Subadvisor  need not review or consent to any reference to its name only or any language that it has previously approved for use in another document.

     17. LIABILITY OF SUBADVISOR.

     (a) The Subadvisor shall not be liable for any loss due solely to a mistake of  investment  judgment,  but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if
such  act  or  omission  involves  willful  misfeasance,   bad  faith  or  gross
negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

     (b)  The  Subadvisor  shall  not  be  liable  for  any  failure,  delay  or interruption in the  performance of its  obligations  hereunder if such failure, delay or  interruption  results  from the

occurrence  of  any  acts,  events  or  circumstances  beyond  the  Subadvisor's reasonable control,  and the Subadvisor shall have no responsibility of any kind for any loss or damage  thereby  incurred or  suffered by ACIM or ACCP.  In such case,  the terms of this  Agreement  shall continue in full force and effect and the Subadvisor  obligations shall be performed or carried out as soon as legally
and  practicably   possible  after  the  cessation  of  such  acts,   events  or
circumstances.

     IN WITNESS  WHEREOF,  the parties hereto have caused this  instrument to be executed by their  officers  designated  below on the day and year first written above.

AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC.

By:
     -------------------------------------
Name:
       -----------------------------------
Title:
       -----------------------------------

NORTHERN TRUST INVESTMENTS, N.A.

By:
     -------------------------------------
Name:
       -----------------------------------
Title:
       -----------------------------------

                                  EXHIBIT A TO
                        INVESTMENT SUBADVISORY AGREEMENT

                            FUNDS AND APPLICABLE FEES

         FUND                              APPLICABLE FEE
         ----                              --------------

American Century Equity Index Fund         0.02% of the first $500,000,000
                                           0.01% on all assets over $500,000,000

------------------------------------------ ------------------------------------- -------------------------------------------
             TO VOTE BY TELEPHONE        |             TO VOTE BY INTERNET     |               TO VOTE BY MAIL
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement
proxy card below at hand.                | the proxy card below at hand.       | 2) Check the appropriate boxes on the proxy
2) Call toll-free 1-888-________         | 2) Log on to www.proxyweb.com       | card on the reverse side.
3) Follow the simple instructions.       | 3) Follow the simple instructions.  | 3) Sign and date the proxy Card.
                                         |                                     | 4) Return the proxy card in the envelope
                                         |                                     | provided.
------------------------------------------ ------------------------------------- -------------------------------------------

                         AMERICAN CENTURY ____________.

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW  ALL  PERSONS  BY  THESE  PRESENTS  that  the  undersigned  shareholder  of
_____________.   (the  "Corporation"),   hereby  appoints  each  of  Charles  A.
Etherington,  David H. Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A.
Nash,  collectively or individually,  as his or her  attorney-in-fact and proxy, with the power of  substitution  of each,  to vote and act with  respect  to all shares of the Issuer,  which the  undersigned is entitled to vote at the Special
Meeting  of  Shareholders  (the  "Meeting")  to be held on June 27,  2007 at the principal executive offices of the Corporation at 4500 Main Street, Kansas City,
Missouri 64111, at 10:00 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with  the  choices  made on  this  ballot.  Discretionary  authority  is  hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE  CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _
 |                                             |  Please  complete,  sign and  return this card
 |                                             |  as soon as possible.
 |                                             |
 |                                             |
 |                                             |
 |                                             |
 |                                             |  --------------------------------------------------------
 |                                             |  Signature(s) and Title(s), if applicable            Date
 |                                             |
 |                                             |  Please sign this proxy exactly as your name appears
 |                                             |  on the books of the Corporation.  Joint owners
 |                                             |  should each sign personally.  Trustees and other
 |                                             |  fiduciaries should indicate the capacity in which
 |                                             |  they sign, and where more than one name appears, a
 |                                             |  majority must sign.  If a corporation, this signature
 |                                             |  should be that of an authorized officer who should
 |_ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ |  state his or her title.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                    FOLD HERE

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

PLEASE  MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL.  PLEASE DO
NOT USE FINE POINT PENS.
                                                                                     FOR       AGAINST       ABSTAIN

1.   To elect James E. Stowers,  Jonathan S. Thomas,  Thomas A. Brown, Andrea C.   |    |      |    |        |    |
     Hall,  James A.  Olson,  Donald  H.  Pratt,  Gale E.  Sayers,  M.  Jeannine
     Strandjord,  and Timothy S.  Webster to the Board of  Directors of American
     Century ______.

YOUR VOTE IS IMPORTANT.  PLEASE  COMPLETE,  SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

------------------------------------------ ------------------------------------- -------------------------------------------
             TO VOTE BY TELEPHONE        |             TO VOTE BY INTERNET     |               TO VOTE BY MAIL
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement
proxy card below at hand.                | the proxy card below at hand.       | 2) Check the appropriate boxes on the proxy
2) Call toll-free 1-888-________         | 2) Log on to www.proxyweb.com       | card on the reverse side.
3) Follow the simple instructions.       | 3) Follow the simple instructions.  | 3) Sign and date the proxy Card.
                                         |                                     | 4) Return the proxy card in the envelope
                                         |                                     | provided.
------------------------------------------ ------------------------------------- -------------------------------------------

                         AMERICAN CENTURY ____________.

                          AMERICAN CENTURY ______ FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned  shareholder of American
Century  ________ Fund (the "Fund"),  a series of American  Century  ___________
(the  "Corporation"),  hereby appoints each of Charles A. Etherington,  David H.
Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A. Nash,  collectively or individually,  as his or her  attorney-in-fact  and  proxy,  with  the  power of substitution  of each,  to vote and act with  respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders
(the "Meeting") to be held on June 27, 2007 at the principal  executive  offices of the  Corporation at 4500 Main Street,  Kansas City,  Missouri 64111, at 10:00
a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with  the  choices  made on  this  ballot.  Discretionary  authority  is  hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE  CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _
 |                                             |  Please  complete,  sign and  return this card
 |                                             |  as soon as possible.
 |                                             |
 |                                             |
 |                                             |
 |                                             |
 |                                             |  --------------------------------------------------------
 |                                             |  Signature(s) and Title(s), if applicable            Date
 |                                             |
 |                                             |  Please sign this proxy exactly as your name appears
 |                                             |  on the books of the Corporation.  Joint owners
 |                                             |  should each sign personally.  Trustees and other
 |                                             |  fiduciaries should indicate the capacity in which
 |                                             |  they sign, and where more than one name appears, a
 |                                             |  majority must sign.  If a corporation, this signature
 |                                             |  should be that of an authorized officer who should
 |_ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ |  state his or her title.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                    FOLD HERE

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposals.

PLEASE  MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL.  PLEASE DO
NOT USE FINE POINT PENS.

                                                                                     FOR       AGAINST       ABSTAIN
1.   To elect James E. Stowers,  Jonathan S. Thomas,  Thomas A. Brown, Andrea C.
     Hall,  James A.  Olson,  Donald  H.  Pratt,  Gale E.  Sayers,  M.  Jeannine   |    |      |    |        |    |
     Strandjord,  and Timothy S.  Webster to the Board of  Directors of American
     Century ______.

                                                                                     FOR       AGAINST       ABSTAIN
2.   To approve a change in the unified  management  fee of the Advisor Class of
     American Century _______ Fund.                                                |    |      |    |        |    |

YOUR VOTE IS IMPORTANT.  PLEASE  COMPLETE,  SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

------------------------------------------ ------------------------------------- -------------------------------------------
             TO VOTE BY TELEPHONE        |             TO VOTE BY INTERNET     |               TO VOTE BY MAIL
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement
proxy card below at hand.                | the proxy card below at hand.       | 2) Check the appropriate boxes on the proxy
2) Call toll-free 1-888-________         | 2) Log on to www.proxyweb.com       | card on the reverse side.
3) Follow the simple instructions.       | 3) Follow the simple instructions.  | 3) Sign and date the proxy Card.
                                         |                                     | 4) Return the proxy card in the envelope
                                         |                                     | provided.
------------------------------------------ ------------------------------------- -------------------------------------------

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                        AMERICAN CENTURY REAL ESTATE FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned  shareholder of American
Century  Real Estate Fund (the  "Fund"),  a series of American  Century  Capital
Portfolios,  Inc.  (the  "Corporation"),  hereby  appoints  each of  Charles  A.
Etherington,  David H. Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A.
Nash,  collectively or individually,  as his or her  attorney-in-fact and proxy, with the power of  substitution  of each,  to vote and act with  respect  to all shares of the Fund,  which the  undersigned  is  entitled to vote at the Special
Meeting  of  Shareholders  (the  "Meeting")  to be held on June 27,  2007 at the principal executive offices of the Corporation at 4500 Main Street, Kansas City,
Missouri 64111, at 10:00 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with  the  choices  made on  this  ballot.  Discretionary  authority  is  hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE  CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _
 |                                             |  Please  complete,  sign and  return this card
 |                                             |  as soon as possible.
 |                                             |
 |                                             |
 |                                             |
 |                                             |
 |                                             |  --------------------------------------------------------
 |                                             |  Signature(s) and Title(s), if applicable            Date
 |                                             |
 |                                             |  Please sign this proxy exactly as your name appears
 |                                             |  on the books of the Corporation.  Joint owners
 |                                             |  should each sign personally.  Trustees and other
 |                                             |  fiduciaries should indicate the capacity in which
 |                                             |  they sign, and where more than one name appears, a
 |                                             |  majority must sign.  If a corporation, this signature
 |                                             |  should be that of an authorized officer who should
 |_ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ |  state his or her title.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                    FOLD HERE

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposals.

PLEASE  MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL.  PLEASE DO
NOT USE FINE POINT PENS.

                                                                                    FOR       AGAINST       ABSTAIN
1.   To elect James E. Stowers,  Jonathan S. Thomas,  Thomas A. Brown, Andrea C.
     Hall,  James A.  Olson,  Donald  H.  Pratt,  Gale E.  Sayers,  M.  Jeannine   |    |      |    |        |    |
     Strandjord,  and Timothy S.  Webster to the Board of  Directors of American
     Century Capital Portfolios, Inc.

                                                                                    FOR       AGAINST       ABSTAIN
2.   To approve a change in the unified  management  fee of the Advisor Class of
     American Century Real Estate Fund.                                            |    |      |    |        |    |

                                                                                    FOR       AGAINST       ABSTAIN
3.   To approve an amendment  to the  investment  objective of American  Century
     Real Estate Fund.                                                             |    |      |    |        |    |

YOUR VOTE IS IMPORTANT.  PLEASE  COMPLETE,  SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

------------------------------------------ ------------------------------------- -------------------------------------------
             TO VOTE BY TELEPHONE        |             TO VOTE BY INTERNET     |               TO VOTE BY MAIL
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement
proxy card below at hand.                | the proxy card below at hand.       | 2) Check the appropriate boxes on the proxy
2) Call toll-free 1-888-________         | 2) Log on to www.proxyweb.com       | card on the reverse side.
3) Follow the simple instructions.       | 3) Follow the simple instructions.  | 3) Sign and date the proxy Card.
                                         |                                     | 4) Return the proxy card in the envelope
                                         |                                     | provided.
------------------------------------------ ------------------------------------- -------------------------------------------

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY EQUITY INDEX FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned  shareholder of American
Century  Equity Index Fund (the "Fund"),  a series of American  Century  Capital
Portfolios,  Inc.  (the  "Corporation"),  hereby  appoints  each of  Charles  A.
Etherington,  David H. Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A.
Nash,  collectively or individually,  as his or her  attorney-in-fact and proxy, with the power of  substitution  of each,  to vote and act with  respect  to all shares of the Fund,  which the  undersigned  is  entitled to vote at the Special
Meeting  of  Shareholders  (the  "Meeting")  to be held on June 27,  2007 at the principal executive offices of the Corporation at 4500 Main Street, Kansas City,
Missouri 64111, at 10:00 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with  the  choices  made on  this  ballot.  Discretionary  authority  is  hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE  CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

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 |                                             |  Please  complete,  sign and  return this card
 |                                             |  as soon as possible.
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 |                                             |  Signature(s) and Title(s), if applicable            Date
 |                                             |
 |                                             |  Please sign this proxy exactly as your name appears
 |                                             |  on the books of the Corporation.  Joint owners
 |                                             |  should each sign personally.  Trustees and other
 |                                             |  fiduciaries should indicate the capacity in which
 |                                             |  they sign, and where more than one name appears, a
 |                                             |  majority must sign.  If a corporation, this signature
 |                                             |  should be that of an authorized officer who should
 |_ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ |  state his or her title.

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                                    FOLD HERE

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposals.

PLEASE  MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL.  PLEASE DO
NOT USE FINE POINT PENS.

                                                                                    FOR       AGAINST       ABSTAIN
1.   To elect James E. Stowers,  Jonathan S. Thomas,  Thomas A. Brown, Andrea C.
     Hall,  James A.  Olson,  Donald  H.  Pratt,  Gale E.  Sayers,  M.  Jeannine   |    |      |    |        |    |
     Strandjord,  and Timothy S.  Webster to the Board of  Directors of American
     Century Capital Portfolios, Inc.

                                                                                    FOR       AGAINST       ABSTAIN
2.   To approve a new subadvisory  agreement between Northern Trust Investments,
     N.A. and American Century Investment  Management,  Inc., pertaining to        |    |      |    |        |    |
     the management of American Century Equity Index Fund.

YOUR VOTE IS IMPORTANT.  PLEASE  COMPLETE,  SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.